As filed with the Securities and Exchange Commission
                              on December 30, 2008

                                                            File Nos. 333-120487
                                                                       811-21673

                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           Pre-Effective Amendment No.

                        Post-Effective Amendment No. 6 X

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 8 X

                    THE ALLIANCEBERNSTEIN POOLING PORTFOLIOS
               (Exact Name of Registrant as Specified in Charter)
                1345 Avenue of the Americas, New York, N.Y. 10105
                                 (800) 221-5672
              (Registrant's Telephone Number, including Area Code)

                                 EMILIE D. WRAPP
                             AllianceBernstein L.P.
                1345 Avenue of the Americas, New York, N.Y. 10105
                     (Name and address of Agent for Service)

                          Copies of communications to:
                               Kathleen K. Clarke
                               Seward & Kissel LLP
                               1200 G Street, N.W.
                                    Suite 350
                             Washington, D.C. 20005

It is proposed that this filing will become effective (check appropriate box)

     [_]  immediately upon filing pursuant to paragraph (b)
     [X]  on December 31, 2008 pursuant to paragraph (b)
     [_]  60 days after filing pursuant to paragraph (a)(1)
     [_]  on (date) pursuant to paragraph (a)(1)

     [_]  75 days after filing pursuant to paragraph (a)(2)
     [_]  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

     [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


This Post-Effective Amendment No. 6 relates solely to shares of the AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein Global Real Estate Investment Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Inflation-Protected Securities Portfolio, AllianceBernstein High-Yield Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio and AllianceBernstein Small-Mid Cap Growth Portfolio. No information contained in the Registrant's Registration Statement relating to the AllianceBernstein Global Research Growth Portfolio and AllianceBernstein Global Value Portfolio is amended and superseded hereby.

ALLIANCEBERNSTEIN
Investments

The AllianceBernstein Pooling Portfolios
--------------------------------------------------------------------------------

                         PROSPECTUS - December 31, 2008


                                              Pooling Portfolios
                                              >  U.S. Value
                                              >  U.S. Large Cap Growth
                                              >  International Value
                                              >  International Growth
                                              >  Short Duration Bond
                                              >  Intermediate Duration Bond
                                              >  Inflation-Protected Securities
                                              >  High-Yield
                                              >  Small-Mid Cap Value
                                              >  Small-Mid Cap Growth
                                              >  Global Real Estate Investment

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered
-----------------------------
 > Are Not FDIC Insured
-----------------------------
 > May Lose Value
 > Are Not Bank Guaranteed

The Portfolios' investment adviser is AllianceBernstein L.P. (the "Adviser"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments, including approximately 106 mutual funds. The Portfolios are available only to mutual funds advised by, and certain other institutional clients of, the Adviser that seek to invest in a blend of asset classes.

                                TABLE OF CONTENTS

                                                                      Page

RISK/RETURN SUMMARY...................................................
AllianceBernstein U.S. Value Portfolio................................
AllianceBernstein U.S. Large Cap Growth Portfolio.....................
AllianceBernstein International Value Portfolio.......................
AllianceBernstein International Growth Portfolio......................
AllianceBernstein Short Duration Bond Portfolio.......................
AllianceBernstein Intermediate Duration Bond Portfolio................
AllianceBernstein Inflation-Protected Securities Portfolio............
AllianceBernstein High-Yield Portfolio................................
AllianceBernstein Small-Mid Cap Value Portfolio.......................
AllianceBernstein Small-Mid Cap Growth Portfolio......................
AllianceBernstein Global Real Estate Investment Portfolio.............
SUMMARY OF PRINCIPAL RISKS............................................
PRINCIPAL RISKS BY PORTFOLIO..........................................
FEES AND EXPENSES OF THE PORTFOLIOS...................................
DESCRIPTION OF THE PORTFOLIOS.........................................
Investment Objectives and Principal Policies..........................
Description of Additional Investment Practices........................
Additional Risk Considerations .......................................
MANAGEMENT OF THE PORTFOLIOS..........................................
Investment Adviser....................................................
Portfolio Managers....................................................
Legal Proceedings.....................................................
PURCHASE AND SALE OF SHARES...........................................
How The Portfolios Value Their Shares.................................
How To Buy Shares.....................................................
How To Sell Shares....................................................
Frequent Purchases and Redemptions of Portfolio Shares................
DIVIDENDS, DISTRIBUTIONS AND TAXES....................................
GLOSSARY..............................................................
FINANCIAL HIGHLIGHTS..................................................
APPENDIX A: BOND RATINGS .............................................

RISK/RETURN SUMMARY
The following is a summary of certain key information about The
AllianceBernstein(R) Pooling Portfolios. Additional information about each Portfolio, including a detailed description of the risks of an investment in each Portfolio, appears after this Summary.

The Risk/Return Summary describes the Portfolios' objectives, principal investment strategies, principal risks and fees. Each Portfolio's Summary page includes a short discussion of some of the principal risks of investing in that Portfolio. A further discussion of these and other risks is on page 17.

More detailed descriptions of the Portfolios, including the risks associated with investing in the Portfolios, can be found further back in this Prospectus. Be sure to read this additional information BEFORE investing. Each of the Portfolios may at times use certain types of investment derivatives such as options, futures, forwards, and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

This summary includes a table for each Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in a Portfolio by showing:

     o how the Portfolio's average annual returns for one year and over the life of a Portfolio compare to those of a broad-based securities market index; and

     o how the Portfolio's performance changes from year to year over the life of the Portfolio.

Past performance of a fund, of course, does not necessarily indicate how it will perform in the future. As with all investments, investors may lose money by investing in the Portfolios.

AllianceBernstein U.S. Value Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies with relatively larger market capitalizations as compared to the overall U.S. equity market.

The Portfolio's investment policies emphasize investment in companies that the Adviser's Bernstein unit ("Bernstein") determines to be undervalued. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities issued by U.S. companies.

Among the principal risks of investing in the Portfolio is market risk. Depending on the Portfolio's investments at a particular time, the Portfolio may also have industry/sector risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the period ended December 31, 2007)
--------------------------------------------------------------------------------

                                                     1 Year     Since Inception*
--------------------------------------------------------------------------------
Portfolio                                            -2.89%              9.46%
--------------------------------------------------------------------------------
Russell 1000(R)     (reflects no deduction for
Value Index         fees,expenses, or taxes)         -0.17%             10.63%
--------------------------------------------------------------------------------

*Inception date is 5/20/05.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's shares and do not reflect sales loads or advisory fees because the Portfolio has none. Through September 30, 2008, the year-to-date unannualized return for the Portfolio's shares was -24.33%.

THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   n/a     n/a    n/a     n/a     n/a     n/a     n/a     n/a    22.65    -2.89
--------------------------------------------------------------------------------
   98      99      00      01      02      03      04      05      06      07

                              Calendar Year End (%)

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 8.25%, 4th quarter, 2006; and Worst quarter was down -7.76%, 4th quarter, 2007.

AllianceBernstein U.S. Large Cap Growth Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Portfolio invests primarily in equity securities of U.S. companies with relatively larger market capitalizations as compared to the overall U.S. equity market. The Portfolio focuses on a relatively small number of large, intensively researched U.S. companies that the Adviser believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities issued by large-cap U.S. companies. For these purposes, "large-cap U.S. companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000(R) Growth Index. While the market capitalizations of companies in the Russell 1000(R) Growth Index ranged from $30 million to almost $392 billion as of October 31, 2008, the Portfolio normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

The Adviser relies heavily on the fundamental analysis and research of its internal research staff to select the Portfolio's investments. The Adviser looks for companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

Among the principal risks of investing in the Portfolio is market risk. Because the Portfolio invests in a smaller number of companies than many other equity funds, the Portfolio also has focused portfolio risk, which is the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value, or NAV

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE

--------------------------------------------------------------------------------
Average Annual Total Returns
(For the period ended December 31, 2007)
--------------------------------------------------------------------------------

                                                     1 Year     Since Inception*
--------------------------------------------------------------------------------
Portfolio                                            14.33%             12.89%
--------------------------------------------------------------------------------
Russell 1000(R)     (reflects no deduction for
Growth Index        fees, expenses, or taxes)        11.81%             10.66%
--------------------------------------------------------------------------------

*    Inception date is 5/20/05.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's shares and do not reflect sales loads or advisory fees because the Portfolio has none. Through September 30, 2008, the year-to-date unannualized return for the Portfolio's shares was -24.18%.

[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   n/a     n/a    n/a     n/a     n/a     n/a     n/a     n/a     1.32    14.33
--------------------------------------------------------------------------------
   98      99      00      01      02      03      04      05      06      07

                              Calendar Year End (%)

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 6.72%, 3rd quarter, 2007; and Worst quarter was down -7.68%, 2nd quarter, 2006.

AllianceBernstein International Value Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Portfolio invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed or emerging market countries.

The Portfolio's investment policies emphasize investment in companies that Bernstein determines to be undervalued. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

Among the principal risks of investing in the Portfolio are market risk, foreign (non-U.S.) risk, emerging market risk, currency risk and capitalization risk. To the extent that the Portfolio invests a substantial amount of its assets in a particular country, an investment in the Portfolio has the risk that market changes or other events affecting that country may have a more significant effect on the Portfolio's NAV.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE

--------------------------------------------------------------------------------
Average Annual Total Returns
(For the period ended December 31, 2007)
--------------------------------------------------------------------------------

                                                     1 Year     Since Inception*
--------------------------------------------------------------------------------
Portfolio                                             5.73%             23.65%
--------------------------------------------------------------------------------
MSCI EAFE           (reflects no deduction for
Index (net)+        fees, expenses, or taxes
                    other than non-U.S.
                    withholding taxes)                11.17%            20.83%
--------------------------------------------------------------------------------

*    Inception date is 5/20/05.

+ The MSCI EAFE Index (net) reflects the reinvestment of dividends net of non-U.S. withholding taxes.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's shares and do not reflect sales loads or advisory fees because the Portfolio has none. Through September 30, 2008, the year-to-date unannualized return for the Portfolio's shares was -32.75%.

[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]


   n/a     n/a    n/a     n/a     n/a     n/a     n/a     n/a    36.85     5.73
--------------------------------------------------------------------------------
   98      99      00      01      02      03      04      05      06      07

                              Calendar Year End (%)

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 13.98%, 1st quarter, 2006; and Worst quarter was down -5.28%, 4th quarter, 2007.

AllianceBernstein International Growth Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Portfolio invests primarily in an international portfolio of equity securities of companies located in both developed and emerging market countries. The Portfolio's investment process relies upon comprehensive fundamental company research produced by the Adviser's large research team of analysts covering both developed and emerging markets around the globe. Research-driven stock selection is expected to be the primary driver of returns relative to the Portfolio's benchmark and other decisions, such as country allocation, are generally the result of the stock selection process.

The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States.

Among the principal risks of investing in the Portfolio are market risk, foreign (non-U.S.) risk, emerging market risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE

--------------------------------------------------------------------------------
Average Annual Total Returns
(For the period ended December 31, 2007)
--------------------------------------------------------------------------------

                                                     1 Year     Since Inception*
--------------------------------------------------------------------------------

Portfolio                                            18.24%             20.79%
--------------------------------------------------------------------------------
MSCI EAFE (primary)**                                11.17%             20.83%
--------------------------------------------------------------------------------
MSCI EAFE Growth                                     16.45%             21.41%
--------------------------------------------------------------------------------
MSCI AC World ex U.S.                                16.65%             24.19%
--------------------------------------------------------------------------------

*    Inception date is 5/20/05.
** The Portfolio's broad-based index used for comparison purposes has changed from the MSCI AC World Index (ex. U.S.) (Net) to the MSCI AC World ex U.S. because the new index more closely reflects the Portfolio's investments.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's shares and do not reflect sales loads or advisory fees because the Portfolio has none. Through September 30, 2008, the year-to-date unannualized return for the Portfolio's shares was -32.32%.

[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]


   n/a     n/a    n/a     n/a     n/a     n/a     n/a     n/a    18.32    18.24
--------------------------------------------------------------------------------
   98      99      00      01      02      03      04      05      06      07


                              Calendar Year End (%)

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 9.49%, 4th quarter, 2006; and Worst quarter was down -2.23%, 2nd quarter, 2006.

AllianceBernstein Short Duration Bond Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:

A moderate rate of income that is subject to taxes.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Portfolio invests primarily in investment-grade, U.S. Dollar-denominated fixed-income securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities. The Portfolio seeks to maintain a relatively short duration of one to three years under normal market conditions.

The Portfolio may invest in many types of fixed-income securities, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities and inflation-protected securities, as well as other securities of U.S. and non-U.S. issuers.

Among the principal risks of investing in the Portfolio are market risk, interest rate risk, credit risk, inflation risk, foreign (non-U.S.) risk, emerging market risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE

--------------------------------------------------------------------------------
Average Annual Total Returns
(For the period ended December 31, 2007)
--------------------------------------------------------------------------------

                                                     1 Year     Since Inception*
--------------------------------------------------------------------------------
Portfolio                                             4.12%              3.85%
--------------------------------------------------------------------------------
Merrill Lynch       (reflects no deduction
1-3 Year            for fees,expenses, or taxes)      7.32%              4.75%
Treasury Index
--------------------------------------------------------------------------------

*    Inception date is 5/20/05.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's shares and do not reflect sales loads or advisory fees because the Portfolio has none. Through September 30, 2008, the year-to-date unannualized return for the Portfolio's shares was -2.95%.

[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   n/a     n/a    n/a     n/a     n/a     n/a     n/a     n/a     4.59     4.12
--------------------------------------------------------------------------------
   98      99      00      01      02      03      04      05      06      07

                              Calendar Year End (%)

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 2.05%, 3rd quarter, 2006; and Worst quarter was up 0.49%, 1st quarter, 2006.

AllianceBernstein Intermediate Duration Bond Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:

A moderate to high rate of income that is subject to taxes.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Portfolio may invest in many types of debt securities including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities and inflation-protected securities, as well as other securities of U.S. and non-U.S. issuers. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities. The Portfolio seeks to maintain a relatively longer duration of three to six years under normal market conditions.

The Portfolio may also invest up to 20% of its total assets in debt securities denominated in currencies other than the U.S. Dollar. The Portfolio may also invest up to 20% of its assets in hybrid instruments, which have characteristics of futures, options, currencies and securities.

Among the principal risks of investing in the Portfolio are market risk, interest rate risk, credit risk, inflation risk, foreign (non-U.S.) risk, emerging market risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE

--------------------------------------------------------------------------------
Average Annual Total Returns
(For the period ended December 31, 2007)

                                                     1 Year     Since Inception*
--------------------------------------------------------------------------------
Portfolio                                             6.04%              4.74%
--------------------------------------------------------------------------------
Barclays Capital U.S.
Aggregate Index                                       6.97%              4.75%
--------------------------------------------------------------------------------

*    Inception date is 5/20/05.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's shares and do not reflect sales loads or advisory fees because the Portfolio has none. Through September 30, 2008, the year-to-date unannualized return for the Portfolio's shares was -2.72%.

[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   n/a     n/a    n/a     n/a     n/a     n/a     n/a     n/a     4.62     6.04
--------------------------------------------------------------------------------
   98      99      00      01      02      03      04      05      06      07

                              Calendar Year End (%)

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 3.65%, 3rd quarter, 2006; and Worst quarter was down -0.53%, 2nd quarter, 2007.

AllianceBernstein Inflation-Protected Securities Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:

A total return that exceeds the rate of inflation over the long term with income that is subject to taxes.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Portfolio seeks a total return that exceeds the rate of inflation over the long term with income that is subject to taxes. The Portfolio invests primarily in U.S. Dollar-denominated inflation-protected securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in inflation-protected securities. The Portfolio's investments in inflation-protected securities include inflation-protected debt securities of varying maturities issued by U.S. or non-U.S. governments, their agencies or instrumentalities and by corporations, and inflation derivatives. The Portfolio seeks to maintain a duration within three years (plus or minus) of the duration of the Barclays Capital U.S. 1-10 Year TIPS Index, which as of October 31, 2008 was 3.04 years.

Assets not invested in inflation-protected securities may be invested in other types of debt securities, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, and mortgage-related securities as well as other securities of U.S. and non-U.S. issuers.

Among the principal risks of investing in the Portfolio are market risk, interest rate risk, credit risk, foreign (non-U.S.) risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE

--------------------------------------------------------------------------------
Average Annual Total Returns
(For the period ended December 31, 2007)
--------------------------------------------------------------------------------

                                                     1 Year     Since Inception*
--------------------------------------------------------------------------------
Portfolio                                            11.42%              5.15%
--------------------------------------------------------------------------------
Barclays Capital U.S.
1-10 Year TIPS Index                                 11.45%              5.28%
--------------------------------------------------------------------------------

*    Inception date is 5/20/05.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's shares and do not reflect sales loads or advisory fees because the Portfolio has none. Through September 30, 2008, the year-to-date unannualized return for the Portfolio's shares was 2.96%.

[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   n/a     n/a    n/a     n/a     n/a     n/a     n/a     n/a     1.49    11.42
--------------------------------------------------------------------------------
   98      99      00      01      02      03      04      05      06      07

                              Calendar Year End (%)

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 4.80%, 4th quarter, 2007; and Worst quarter was down -1.11%, 1st quarter, 2006.

AllianceBernstein High-Yield Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:

A high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Portfolio invests primarily in high yield debt securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in these types of securities.

The Portfolio invests in high yield, below investment grade debt securities, commonly known as "junk bonds." The Portfolio seeks to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers.

Among the principal risks of investing in the Portfolio are market risk, interest rate risk, credit risk, inflation risk, foreign (non-U.S.) and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE

--------------------------------------------------------------------------------
Average Annual Total Returns
(For the period ended December 31, 2007)
--------------------------------------------------------------------------------

                                                     1 Year     Since Inception*
--------------------------------------------------------------------------------
Portfolio                                             2.09%              6.14%
--------------------------------------------------------------------------------
Barclays Capital    (reflects no deduction for
U.S High Yield -    fees, expenses, or taxes)         2.26%              7.12%
2% Issuer
Cap Index
--------------------------------------------------------------------------------

*    Inception date is 5/20/05.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's shares and do not reflect sales loads or advisory fees because the Portfolio has none. Through September 30, 2008, the year-to-date unannualized return for the Portfolio's shares was -12.39%.

[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   n/a     n/a    n/a     n/a     n/a     n/a     n/a     n/a     9.89     2.09
--------------------------------------------------------------------------------
   98      99      00      01      02      03      04      05      06      07

                              Calendar Year End (%)

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 3.90%, 4th quarter, 2006; and Worst quarter was down -1.38%, 4th quarter, 2007.

AllianceBernstein Small-Mid Cap Value Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies generally representing 60-110 companies. For these purposes, "small- and mid-cap companies" are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500(TM) Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500(TM) Value Index. Under normal circumstances, the Portfolio invests at least 80% of its net assets in these types of securities.

The Portfolio's investment policies emphasize investment in companies that Bernstein determines to be undervalued. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

The Portfolio may also invest up to 20% of its total assets in equity securities issued by non-U.S. companies.

Among the principal risks of investing in the Portfolio are market risk, capitalization risk, foreign (non-U.S.) risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE

--------------------------------------------------------------------------------
Average Annual Total Returns
(For the period ended December 31, 2007)
--------------------------------------------------------------------------------

                                                     1 Year     Since Inception*
--------------------------------------------------------------------------------
Portfolio                                             2.85%             9.66%
--------------------------------------------------------------------------------
Russell 2500(TM)    (reflects no deduction for
Value Index         fees, expenses, or taxes)        -7.27%             7.93%
--------------------------------------------------------------------------------
Russell 2500(TM)    (reflects no deduction for
Index               fees, expenses, or taxes)         1.38%            10.96%
--------------------------------------------------------------------------------

*    Inception date is 5/20/05.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's shares and do not reflect sales loads or advisory fees because the Portfolio has none. Through September 30, 2008, the year-to-date unannualized return for the Portfolio's shares was -10.20%.

[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   n/a     n/a    n/a     n/a     n/a     n/a     n/a     n/a    15.17     2.85
--------------------------------------------------------------------------------
   98      99      00      01      02      03      04      05      06      07

                              Calendar Year End (%)

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 8.27%, 1st quarter, 2006; and Worst quarter was down -5.63%, 2nd quarter, 2006.

AllianceBernstein Small-Mid Cap Growth Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies with relatively smaller market capitalizations as compared to the overall U.S. equity market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in small- and mid-cap companies. For these purposes, "small- and mid-cap companies" are those that, at the time of investment, have market capitalizations in the greater of the range of companies constituting the Russell 2500(TM) Growth Index or between $1 and $6 billion. The market caps of companies in the Russell 2500(TM) Growth Index ranged from $10 million to $6.1 billion as of October 31, 2008. Because the Portfolio's definition of small- to mid-cap companies is dynamic, the upper limit on market capitalization will change with the markets.

Normally, the Portfolio invests in U.S. companies that the Adviser believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. The Adviser relies heavily on the fundamental analysis and research of its internal research staff to select the Portfolio's investments.

The Portfolio may also invest up to 20% of its total assets in equity securities issued by non-U.S. companies.

Among the principal risks of investing in the Portfolio are market risk, capitalization risk, foreign (non-U.S.) risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE

--------------------------------------------------------------------------------
Average Annual Total Returns
(For the period ended December 31, 2007)
--------------------------------------------------------------------------------

                                                     1 Year     Since Inception*
--------------------------------------------------------------------------------
Portfolio                                            20.51%             18.98%
--------------------------------------------------------------------------------
Russell 2000(TM) Growth Index                         9.69%             13.61%
--------------------------------------------------------------------------------

*    Inception date is 5/20/05.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's shares and do not reflect sales loads or advisory fees because the Portfolio has none. Through September 30, 2008, the year-to-date unannualized return for the Portfolio's shares was -22.19%.

THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   n/a     n/a    n/a     n/a     n/a     n/a     n/a     n/a     9.04    20.51
--------------------------------------------------------------------------------
   98      99      00      01      02      03      04      05      06      07

                              Calendar Year End (%)

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 10.94%, 1st quarter, 2006; and Worst quarter was down -5.50%, 2nd quarter, 2006.

AllianceBernstein Global Real Estate Investment Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:

Total return from a combination of income and long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Portfolio invests primarily in equity securities of real estate investment trusts, or REITs, and other real estate industry companies, such as real estate operating companies, or REOCs. Under normal circumstances, the Portfolio invests at least 80% of its net assets in these types of securities.

The Portfolio's investment policies emphasize investment in real estate companies Bernstein believes have strong property fundamentals and management teams. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

The Portfolio may invest up to 20% of its total assets in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Among the principal risks of investing in the Portfolio are market risk, credit risk, and interest rate risk, prepayment risk, foreign (non-U.S.) risk and currency risk.

Because the Portfolio invests a substantial portion of its assets in the real estate market, it has industry/sector risk. The Portfolio has many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors affecting the real estate market. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE

--------------------------------------------------------------------------------
Average Annual Total Returns
(For the period ended December 31, 2007)
--------------------------------------------------------------------------------

                                                     1 Year     Since Inception*
--------------------------------------------------------------------------------
Portfolio                                            -4.35%             17.63%
--------------------------------------------------------------------------------
FTSE EPRA           (reflects no deduction for
NAREIT Index        fees, expenses, or taxes)        -6.96%             17.63%
--------------------------------------------------------------------------------

*    Inception date is 5/20/05.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's shares and do not reflect sales loads or advisory fees because the Portfolio has none. Through September 30, 2008, the year-to-date unannualized return for the Portfolio's shares was -20.67%.

THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   n/a     n/a    n/a     n/a     n/a     n/a     n/a     n/a    43.64    -4.35
--------------------------------------------------------------------------------
   98      99      00      01      02      03      04      05      06      07

                              Calendar Year End (%)

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 14.33%, 4th quarter, 2006; and Worst quarter was down -7.98%, 4th quarter, 2007.

--------------------------------------------------------------------------------

                           SUMMARY OF PRINCIPAL RISKS

--------------------------------------------------------------------------------

In this Summary, we describe the principal risks that may affect a Portfolio as a whole. This Prospectus has additional descriptions of risks applicable to specific investments in the discussions below under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolios, their investments, and related risks.

MARKET RISK

This is the risk that the value of a Portfolio's investments will fluctuate as the stock, bond, currency or other markets fluctuate and that prices overall will decline over short or long-term periods. It includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.

INTEREST RATE RISK

Changes in interest rates will affect the value of a Portfolio's investments in fixed-income securities. When interest rates rise, the value of a Portfolio's investments tend to fall and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is generally greater for Portfolios that invest in fixed-income securities with longer maturities or durations.

CREDIT RISK

This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security or its guarantor may be downgraded after purchase, which may adversely affect the value of a security. Investments in fixed-income securities with lower credit ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

FOREIGN (NON-U.S.) RISK

Investments in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. This is because the securities markets of many non-U.S. countries are relatively small, with a limited number of companies representing a small number of industries. Non-U.S. issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage or political changes or diplomatic developments could adversely affect a Portfolio's investments in a country other than the United States. To the extent a Portfolio invests in a particular country or geographic region, the Portfolio may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions.

EMERGING MARKET RISK

Foreign investment risk may be particularly high to the extent a Portfolio invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries.

CURRENCY RISK

This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of a Portfolio's investments or reduce the returns of a Portfolio. For example, the value of a Portfolio's investments in foreign stocks or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets generally are not as regulated as securities markets.

CAPITALIZATION RISK

This is the risk of investments in small- and mid-cap companies. Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in mid- or large-cap companies. A Portfolio's investments in smaller capitalization companies may have additional risks because these companies often have limited product lines, markets or financial resources.

INDUSTRY/SECTOR RISK

This is the risk of investments in a particular industry or industry sector. Market or economic factors affecting that industry or group of related industries could have a major effect on the value of a Portfolio's investments.

PREPAYMENT RISK

The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early prepayments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose a Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be able to realize the rate of return it expected.

INFLATION RISK

This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for those Portfolios that invest a significant portion of their assets in fixed-income securities with longer maturities.

LEVERAGE RISK

When a Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's investments. A Portfolio may create leverage through the use of reverse repurchase agreements, forward contracts or dollar rolls, or by borrowing money.

DERIVATIVES RISK

This is the risk of investments in derivatives. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for a Portfolio, and subject to counterparty risk to a greater degree than more traditional investments.

FOCUSED PORTFOLIO RISK

This is the risk that investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

MANAGEMENT RISK

Each Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there is no guarantee that its techniques will produce the intended results.

PRINCIPAL RISKS BY PORTFOLIO
--------------------------------------------------------------------------------

The following chart summarizes the principal risks of each Portfolio. Risks not marked for a particular Portfolio may, however, still apply to some extent to that Portfolio at various times.


                                                                    Interest             Foreign     Emerging              Capital-
                                                           Market     Rate    Credit    (Non-U.S.)    Market     Currency   ization
Portfolio                                                   Risk      Risk    Risk         Risk        Risk        Risk      Risk
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein U.S. Value Portfolio                        o                                                      o
AllianceBernstein U.S. Large Cap Growth Portfolio             o                                                      o
AllianceBernstein International Value Portfolio               o                  o           o           o           o        o
AllianceBernstein International Growth Portfolio              o                              o           o           o
AllianceBernstein Short Duration Bond Portfolio               o        o         o           o           o           o
AllianceBernstein Intermediate Duration Bond Portfolio        o        o         o           o           o           o
AllianceBernstein Inflation-Protected Securities Portfolio    o        o         o           o                       o
AllianceBernstein High-Yield Portfolio                        o        o         o           o                       o
AllianceBernstein Small-Mid Cap Value Portfolio               o                  o           o                       o        o
AllianceBernstein Small-Mid Cap Growth Portfolio              o                              o                       o        o
AllianceBernstein Global Real Estate Investment Portfolio     o                  o           o                       o        o



Portfolio                                                  Industry   Prepay-                                     Focused    Manage-
                                                            Sector     ment   Inflation   Leverage   Derivatives  Portfolio   ment
                                                             Risk      Risk      Risk       Risk        Risk        Risk      Risk
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein U.S. Value Portfolio                       o                               o         o                      o
AllianceBernstein U.S. Large Cap Growth Portfolio                                            o                     o          o
AllianceBernstein International Value Portfolio                                                        o                      o
AllianceBernstein International Growth Portfolio                                             o         o           o          o
AllianceBernstein Short Duration Bond Portfolio                                 o            o         o                      o
AllianceBernstein Intermediate Duration Bond Portfolio                          o            o         o                      o
AllianceBernstein Inflation-Protected Securities Portfolio                                   o         o                      o
AllianceBernstein High-Yield Portfolio                                          o            o         o                      o
AllianceBernstein Small-Mid Cap Value Portfolio                                              o         o                      o
AllianceBernstein Small-Mid Cap Growth Portfolio                                             o                                o
AllianceBernstein Global Real Estate Investment Portfolio    o          o       o            o                                o


--------------------------------------------------------------------------------

                       FEES AND EXPENSES OF THE PORTFOLIOS

--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)          None

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase
price or redemption proceeds,
whichever is lower)                          None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Portfolio assets) and EXAMPLES

The Examples are intended to help compare the cost of investing in the Portfolios with the cost of investing in other funds. They assume an investment of $10,000 in each Portfolio for the time periods indicated and redemption of all shares at the end of those periods. They also assume that the investment has a 5% return each year, that the Portfolios' operating expenses stay the same, and that all dividends and distributions are reinvested. Actual costs may be higher or lower. The Portfolios are available only to institutional clients and have no advisory fees.


                                                                             Operating Expenses

                                                                                         Total
                                                         Distribution                  Portfolio     Waiver and/or
                                           Management    (12b-1) and      Other        Operating        Expense            Net
                                             Fees       Service Fees    Expenses       Expenses      Reimbursement       Expenses
                                             ----       ------------    --------       --------      -------------       --------
AllianceBernstein U.S. Value Portfolio         0%             0%            .02%           .02%             0%              .02%
AllianceBernstein U.S. Large Cap
Growth Portfolio                               0%             0%            .02%           .02%             0%              .02%
AllianceBernstein International
Value Portfolio                                0%             0%            .07%           .07%             0%              .07%
AllianceBernstein International
Growth Portfolio                               0%             0%            .06%           .06%             0%              .06%
AllianceBernstein Short Duration
Bond Portfolio                                 0%             0%            .03%           .03%             0%              .03%
AllianceBernstein Intermediate
Duration Bond Portfolio                        0%             0%            .03%           .03%             0%              .03%
AllianceBernstein Inflation-Protected
Securities Portfolio                           0%             0%            .04%           .04%             0%              .04%
AllianceBernstein High-Yield Portfolio         0%             0%            .05%           .05%             0%              .05%
AllianceBernstein Small-Mid
Cap Value Portfolio                            0%             0%            .04%           .04%             0%              .04%
AllianceBernstein Small-Mid
Cap Growth Portfolio                           0%             0%            .04%           .04%             0%              .04%
AllianceBernstein Global Real
Estate Investment Portfolio                    0%             0%            .07%           .07%             0%              .07%



                                                                           Examples

                                                                   Year 1        Year 3       Year 5           Year 10
                                                                   ------        ------       ------           -------
AllianceBernstein U.S. Value Portfolio                               $2            $6            $11              $26
AllianceBernstein U.S. Large Cap Growth Portfolio                    $2            $6            $11              $26
AllianceBernstein International Value Portfolio                      $7            $23           $40              $90
AllianceBernstein International Growth Portfolio                     $6            $19           $34              $77
AllianceBernstein Short Duration Bond Portfolio                      $3            $10           $17              $39
AllianceBernstein Intermediate Duration Bond Portfolio               $3            $10           $17              $39
AllianceBernstein Inflation-Protected Securities Portfolio           $4            $13           $23              $51
AllianceBernstein High-Yield Portfolio                               $5            $16           $28              $64
AllianceBernstein Small-Mid Cap Value Portfolio                      $4            $13           $23              $51
AllianceBernstein Small-Mid Cap Growth Portfolio                     $4            $13           $23              $51
AllianceBernstein Global Real Estate Investment Portfolio            $7            $23           $40              $90


--------------------------------------------------------------------------------

                          DESCRIPTION OF THE PORTFOLIOS

--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of each Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

Please note that:

o Additional discussion of the Portfolios' investments, including the risks of the investments, can be found in the discussion under Description of Additional Investment Practices following this section.

o Additional information about the risks of investing in a Portfolio can be found in the discussion under Additional Risk Considerations.

o Additional descriptions of each Portfolio's strategies, investments, and risks can be found in the Portfolio's Statement of Additional Information or SAI.

o Except as noted, the Portfolios' investment objectives and investment policies are not fundamental and thus can be changed without a shareholder vote. The Portfolios will provide shareholders with 60 days' prior written notice of any change to a Portfolio's investment objective. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment; changes in the market value of securities in a Portfolio after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitations.

o Portfolios that have a policy to invest at least 80% of their assets in securities indicated by their name, such as U.S. Value, will not change these policies without 60 days' written notice to shareholders.

o References to "net assets" mean the assets of a Portfolio after liabilities, plus any borrowings used for investment purposes.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

AllianceBernstein U.S. Value Portfolio

AllianceBernstein U.S. Value Portfolio seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities of U.S. companies, emphasizing investments in companies that Bernstein determines are undervalued, using a fundamental value approach. This approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by earnings power and dividend-paying capability. The Adviser relies heavily on the fundamental analysis and research of Bernstein's large internal research staff in making investment decisions for the Portfolio. These investment decisions are the result of the multi-step process described below. Under normal circumstances, the Portfolio invests in at least 80% of its net assets in equity securities of U.S. companies.

Bernstein's fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. Bernstein's research staff of company and industry analysts follows a research universe of approximately 650 companies. This universe covers approximately 90% of the capitalization of the Russell 1000(R) Value Index.

Bernstein identifies and quantifies the critical variables that influence a business's performance and analyzes the results in order to forecast each company's long-term prospects. As one of the largest multi-national investment firms, the Adviser and its Bernstein unit have access to considerable information concerning all of the companies followed and the staff meets regularly with the management, suppliers, clients and competitors of companies in the Portfolio. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.

A committee composed of senior investment professionals (the "Investment Policy Group" or "IPG") reviews all analyst research performed for the Portfolio. The IPG makes sure that the analysts have appropriately considered the key issues facing each company. In addition, it checks to see that forecasts of a company's future are compatible with its history. Finally, the IPG ensures that all forecasts use consistent analytic frameworks and economic assumptions.

For each company in the research universe, Bernstein relates the present value of the company's future cash flow, as forecasted by Bernstein's analysts, to the current price of the company's stock. Using a dividend discount model and solving for the internal rate of return, Bernstein thus derives an expected rate of return. Bernstein ranks the securities from highest to lowest. Next, Bernstein considers aggregate portfolio characteristics and risk diversification to decide how much of each security to purchase for the Portfolio. By evaluating overall sector concentration, capitalization distribution, leverage, degree of undervaluation and other factors, Bernstein ranks each security on a risk adjusted basis, in an effort to minimize overall Portfolio volatility. The Portfolio will tend to overweight stocks selected in the top half of the final ranking and will tend to minimize stocks in the bottom half, subject to overall risk diversification.

The degree to which a security is attractive can change as a result of adverse, short-term market reactions to recent events or trends. Negative analysts' earnings-estimate revisions and relative return trends (also called "momentum") tend to reflect deterioration in a company's operating results and often signal poor performance to come; positive revisions and return trends tend to reflect fundamental improvements and positive performance ahead. Bernstein monitors these factors so as to better time purchases and sales of securities.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable.

AllianceBernstein U.S. Large Cap Growth Portfolio

AllianceBernstein U.S. Large Cap Growth Portfolio seeks long-term growth of capital by investing primarily in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. Normally, about 40-60 companies will be represented in the Portfolio's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. The Portfolio thus differs from more typical equity mutual funds by focusing on a relatively small number of intensively researched companies. The Portfolio also may invest in non-U.S. securities.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of large-capitalization U.S. companies. For these purposes, "large capitalization U.S. companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000(R) Growth Index. While the market capitalizations of companies in the Russell 1000(R) Growth Index ranged from $30 million to almost $392 billion as of October 31, 2008, the Portfolio normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

Within the investment framework of the Portfolio, the Adviser's Large Cap Growth Group has responsibility for managing the Portfolio. In selecting the Portfolio's investments, this Group will follow a structured, disciplined research and investment process as described below.

The Adviser relies heavily on the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of approximately 500 companies. As one of the largest multinational investment management firms, the Adviser has access to considerable information concerning the companies in its research universe, an in-depth understanding of the products, services, markets and competition of these companies, and a good knowledge of their management. Research emphasis is placed on identifying companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. The Adviser also looks for companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

AllianceBernstein International Value Portfolio

AllianceBernstein International Value Portfolio seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries. The Portfolio normally invests in companies in at least three countries other than the United States. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Portfolio's investment policies emphasize investment in companies that Bernstein determines are undervalued, using a fundamental value approach. In selecting securities for the Portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In each market, this approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach. The research staff begins with a global research universe of approximately 2,500 international and emerging market companies. Teams within the research staff cover a given industry worldwide to better understand each company's competitive position in a global context.

Bernstein's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that influence a business's performance and analyzes the results in order to forecast each company's long-term prospects. As one of the largest multi-national investment firms, the Adviser and its Bernstein unit have global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.

Senior investment professionals, including the Portfolio's portfolio managers, carefully review the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

Once Bernstein has applied its fundamental analysis to determine the intrinsic economic values of each of the companies in its research universe, the companies are ranked in order of the highest to lowest risk-adjusted return. The Portfolio does not simply purchase the highest-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics and risk diversification when deciding how much of each security to purchase for the Portfolio. Bernstein's quantitative analysts build valuation and risk models to ensure that the Portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, Bernstein seeks those top ranked securities that also tend to diversify the Portfolio's risk.

A disparity between a company's current stock price and the assessment of intrinsic value can arise, at least in part as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also analyzes relative return trends (also called "momentum") so as to better time purchases and sales of securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. Bernstein may seek to hedge the currency exposure resulting from securities positions when it finds the currency positions unattractive. To hedge a portion of its currency risk, the Portfolio may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. In addition, the Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable.

AllianceBernstein International Growth Portfolio

AllianceBernstein International Growth Portfolio seeks long-term growth of capital by investing primarily in an international portfolio of equity securities of companies located in both developed and emerging market countries. The Portfolio's investment process relies on comprehensive fundamental company research produced by the Adviser's large research team of analysts covering both developed and emerging markets around the globe. Research-driven stock selection is expected to be the primary driver of returns relative to the Portfolio's benchmark and other decisions, such as country allocation, are generally the result of the stock selection process.

The Adviser's International Growth Portfolio Oversight Group, in consultation with senior sector analysts, is responsible for determining the market sectors into which the Portfolio's assets are invested and the percentage allocation into each sector. They also consider input from the heads of global sector research with the goal of identifying the most attractive portfolio candidates that display superior earnings growth and reasonable valuations. The Portfolio management team then builds a portfolio concentrated in its best research-driven investment ideas that capitalizes on the insights of the Adviser's fundamental research within the optimal risk/reward framework.

The International Growth Portfolio Oversight Group regularly reviews the country and sector allocations within the Portfolio to monitor the Portfolio's risk profile and to make appropriate adjustments. The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States.

AllianceBernstein Short Duration Bond Portfolio

AllianceBernstein Short Duration Bond Portfolio seeks to provide a moderate rate of income that is subject to taxes. The Portfolio may invest in many types of fixed-income securities, including corporate bonds, notes, U.S. government and agency securities, asset-backed securities, mortgage-related securities, and inflation-protected securities, as well as other securities of U.S. and non-U.S. issuers. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities.

The Portfolio may also invest up to 20% of its total assets in debt securities denominated in currencies other than the U.S. Dollar. The Portfolio may also invest up to 20% of its assets in hybrid instruments, which have characteristics of futures, options, currencies and securities.

The Portfolio seeks to maintain a relatively short duration of one to three years under normal market conditions. The Adviser may use interest rate forecasting to determine the best level of interest-rate risk at a given time. The Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen the average duration when it anticipates that rates will fall.

To identify attractive bonds for the Portfolio, the Adviser evaluates securities and sectors to identify the most attractive securities in the market at a given time--those offering the highest expected return in relation to their risks. In addition, the Adviser may analyze the yield curve to determine the optimum combination of duration for given degrees of interest rate risk.

The Portfolio may invest in investment grade quality securities rated A or Baa (including Baa1, Baa2 and Baa3) by Moody's, or A or BBB (including BBB+ and BBB-) by S&P or Fitch. If a security has a split rating, then the Portfolio will use the rating deemed by the Adviser to be the most appropriate under the circumstances. If securities are downgraded to below Baa3 or BBB-, or if unrated, are determined by the Adviser to have undergone similar credit quality deterioration, the Adviser may retain such securities if the Adviser concludes that disposition would not be in the best interests of the Portfolio.

Unrated securities may be purchased by the Portfolio when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with the Portfolio's investment policies.

AllianceBernstein Intermediate Duration Bond Portfolio

AllianceBernstein Intermediate Duration Bond Portfolio seeks to provide a moderate to high rate of income that is subject to taxes. The Portfolio may invest in many types of debt securities, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, and inflation-protected securities, as well as other securities of U.S. and non-U.S. issuers. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities. The Portfolio seeks to maintain a relatively longer duration of three to six years under normal market conditions.

The Portfolio may invest up to 20% of its total assets in debt securities denominated in currencies other than the U.S. Dollar. The Portfolio may also invest up to 20% of its assets in hybrid instruments, which have characteristics of futures, options, currencies and securities.

The Adviser may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Adviser may moderately shorten the average duration of the Portfolio when they expect interest rates to rise and modestly lengthen the average duration when they anticipate that rates will fall.

To identify attractive bonds for the Portfolio, the Adviser evaluates securities and sectors to identify the most attractive securities in the market at a given time--those offering the highest expected return in relation to their risks. In addition, the Adviser may analyze the yield curve to determine the optimum combination of duration for given degrees of interest rate risk.

The Portfolio may invest in medium-quality securities rated A or Baa (including Baa1, Baa2 and Baa3) by Moody's, or A or BBB (including BBB+ and BBB-) by S&P or Fitch. If a security has a split rating, then the Portfolio will use the rating deemed by the Adviser to be the most appropriate under the circumstances. If securities are downgraded to below Baa3 or BBB-, or if unrated, are determined by the Adviser to have undergone similar credit quality deterioration, the Adviser may retain such securities if the Adviser concludes that disposition would not be in the best interests of the Portfolio.

Unrated securities may be purchased by the Portfolio when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with the Portfolio's investment policies.

The Portfolio expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Portfolio's performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

AllianceBernstein Inflation-Protected Securities Portfolio

AllianceBernstein Inflation-Protected Securities Portfolio seeks a total return that exceeds the rate of inflation over the long term with income that is subject to taxes. The Portfolio invests primarily in U.S. Dollar-denominated inflation-protected securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in inflation-protected securities. This policy will not be changed without 60 days' prior written notice to shareholders. The Portfolio's investments in inflation-protected securities include inflation-protected debt securities of varying maturities issued by U.S. or non-U.S. governments, their agencies or instrumentalities and by corporations, and inflation derivatives. Assets not invested in inflation-protected securities may be invested in other types of debt securities including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities and mortgage-related securities, as well as other securities of U.S. and non-U.S. issuers.

The Portfolio may invest in medium-quality securities rated A or Baa (including Baa1, Baa2 and Baa3) by Moody's, or A or BBB (including BBB+ and BBB-) by S&P or Fitch.

The Adviser manages the Portfolio to have overall interest rate risk similar to the Barclays Capital U.S. TIPS 1-10 Year Index. As of October 31, 2008, the Index's duration was 3.04 years. To calculate average portfolio duration, the Adviser includes the duration of inflation-protected portfolio securities with respect to changes in real interest rates and the duration of non-inflation-protected portfolio securities with respect to changes in nominal interest rates.

To identify attractive bonds for the Portfolio, the Adviser evaluates securities and sectors to identify the most attractive securities in the market at a given time--those offering the highest expected return in relation to their risks. In addition, the Adviser may analyze the yield curve to determine the optimum combination of duration for given degrees of interest rate risk.

AllianceBernstein High-Yield Portfolio

AllianceBernstein High-Yield Portfolio seeks primarily to achieve high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation. The Portfolio invests, under normal circumstances, at least 80% of its net assets in high yield debt securities. This policy will not be changed without 60 days' prior written notice to shareholders. The Portfolio invests in a diversified mix of high yield, below investment grade debt securities, known as "junk bonds." These securities involve greater volatility of price and risk of principal and income than higher quality debt securities. The Portfolio is managed to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers. The Portfolio uses various strategies in attempting to achieve its objective. The Portfolio may invest in debt securities with a range of maturities from short- to long-term.

The Portfolio may invest in U.S. Dollar-denominated and non-U.S. Dollar-denominated foreign fixed-income securities. The Portfolio also may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities and preferred stocks. The Portfolio may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements and dollar rolls.

AllianceBernstein Small-Mid Cap Value Portfolio

AllianceBernstein Small-Mid Cap Value Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies, generally representing 60-110 companies. For these purposes, "small- and mid-cap companies" are those that, at the time of investment, fall within the capitalization range between the smallest company appearing in the Russell 2500(TM) Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500(TM) Value Index. While the market capitalizations of companies in the Russell 2500(TM) Value Index ranged from $10 million to $6.1 billion as of October 31, 2008, the Portfolio normally will not invest in companies with market capitalizations exceeding $5 billion at the time of purchase. Under normal circumstances, the Portfolio invests at least 80% of its net assets in these types of securities.

The Portfolio's investment policies emphasize investment in companies that Bernstein determines to be undervalued. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. The Portfolio may also invest up to 20% of its total assets in equity securities issued by non-U.S. companies.

Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In making investment decisions for the Portfolio, Bernstein relies heavily on its fundamental analysis and research of its large internal research staff. These investment decisions are the result of the multi-step process described below.

The process begins with the use of Bernstein's proprietary quantitative tools to look for stocks with characteristics that have historically been associated with outperformance. Broadly speaking, Bernstein looks for companies with attractive valuation (for example, with low price to book ratios) and compelling success factors (for example, momentum and return on equity). More specifically, Bernstein seeks to determine each stock's exposure to these factors relative to that of its industry peers and the smaller capitalization stock universe as a whole. Bernstein then uses this information to calculate an expected return. Returns and rankings are updated on a daily basis. The rankings are used to determine prospective candidates for further fundamental research and, subsequently, possible addition to the portfolio. Typically, Bernstein's fundamental research analysts focus their research on the most attractive 20% of the universe.

Bernstein's fundamental research process is extensive. Accordingly, forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach. The research staff identifies and quantifies the critical variables that influence a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, the Adviser and its Bernstein unit have access to considerable information concerning all of the companies followed. Bernstein's research analysts develop an in-depth understanding of the products, services, markets and competition of those companies considered for purchase. Analysts also develop a good knowledge of the management of those companies. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near-term economic events are generally not of major consequence.

The Portfolio's portfolio managers carefully review the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

The Portfolio's portfolio managers, in consultation with the research analysts, also consider aggregate portfolio characteristics when deciding whether to purchase a particular security for the Portfolio. Bernstein seeks to manage overall Portfolio volatility relative to the universe of companies that comprise the lowest 20% of the total U.S. market capitalization by favoring promising securities that offer the best balance between return and targeted risk. At times, the Portfolio may favor or disfavor a particular sector compared to that universe of companies.

To the extent that companies involved in certain sectors may from time to time constitute a material portion of the universe of companies that comprise the lowest 20% of the total U.S. market capitalization, such as financial services and consumer services, the Portfolio may also invest significantly in these companies.

A disparity between a company's current stock price and Bernstein's assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. To reduce the risk that an undervalued security will be purchased before such an adverse market condition has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time purchases and sales of securities.

A security generally will be sold when it no longer meets appropriate valuation criteria. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Portfolio to dispose of the security.

AllianceBernstein Small-Mid Cap Growth Portfolio

AllianceBernstein Small-Mid Cap Growth Portfolio seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities with relatively smaller market capitalizations as compared to the overall U.S. equity market. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in the equity securities of small- and mid-cap U.S. companies. This policy will not be changed without 60 days' prior written notice to shareholders. For these purposes, "small- and mid-cap companies" are defined as companies that have, at the time of purchase, market capitalizations in the greater of the range of companies constituting the Russell 2500(TM) Growth Index or between $1 and $6 billion. The market caps of companies in the Russell 2500(TM) Growth Index ranged from $10 million to $6.1 billion as of October
31, 2008. Because the Portfolio's definition of small- to mid-cap companies is dynamic, the upper limit on market capitalization will change with the markets. The Portfolio's investment policies emphasize investments in companies with strong earnings growth potential.

The Adviser believes strong and improving company fundamentals, especially earnings, drive superior small- and mid-cap growth stock returns. While the Adviser believes market inefficiencies can exist in the short term, ultimately a stock's price comes to reflect its expected earnings growth. Such inefficiencies exist across the capitalization spectrum, but are more prevalent in the small- and mid-cap market where there is a general dearth of in-depth research and a greater inefficiency of information flow relative to the large cap market. Therefore, the Adviser believes that research-driven stock selection is a critical driver of returns over the long term.

The Adviser's Small Cap Growth Team (the "Team") employs a highly disciplined stock selection process that combines in-depth fundamental research with quantitative analysis to identify high quality, rapidly growing companies with strong earnings growth potential. The Team is comprised of experienced sector portfolio analyst/managers, including resources devoted to quantitative analysis. The portfolio analyst/managers each have primary responsibility for research and stock selection within their particular sectors of expertise, but will also draw on the broader growth resource efforts of the Adviser from time to time.

The Team first uses quantitative screens, growth screens, and industry sources to narrow the initial small- and mid-cap universe of approximately 1,200 stocks to a small- and mid-cap working universe of approximately 400 stocks. Stocks within the working universe are then ranked from both a fundamental and a quantitative standpoint with the rankings normalized by sector.

The Team intensively researches the stocks in the working universe and also draws upon the Adviser's deep fundamental research resources. Meetings with company managements serve as one of the most critical aspects of this research process. Thus, the Team typically conducts over 1,000 research meetings with company managements each year. The Team summarizes its fundamental research findings by ranking companies based on expected return for a six- to 18-month time horizon. This fundamental ranking significantly drives the Team's overall view of a stock's attractiveness.

Additionally, the Team uses a proprietary earnings momentum model to rank stocks from a quantitative standpoint using inputs that include earnings revision, earnings momentum, earnings acceleration, and earnings surprise. These inputs are used to determine the quantitative ranking of all stocks.

The Team combines the fundamental and quantitative rankings to arrive at a final overall score for each stock. The combined stock rankings fall into one of three categories--buy, neutral or sell. Typically, the top 30% of these stocks represent buy candidates. The final portfolio typically holds approximately 60-90 stocks broadly diversified by sector. The portfolio analysts/managers also consider various factors, including liquidity, fundamental catalysts, and broader portfolio objectives, when determining which stocks to purchase. Based upon additional portfolio construction considerations, the Portfolio may invest up to 10% of its assets in companies not included in its working universe.

The Team's sell discipline is also focused on fundamentals. Security positions may be reduced or sold because, among other things, a stock has become fully valued or there has been a change in the company's growth prospects or other fundamentals. Any stock that falls into the sell category (bottom 30%) will be sold subject to risk management and market conditions. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Portfolio to dispose of the security. The Portfolio will seek to control its stock-specific risk related to market cap appreciation by limiting position sizes to no more than 5% of the Portfolio's assets.

The Portfolio invests principally in equity securities, but may also invest from time to time in preferred stock. The Portfolio also may invest in the securities of non-U.S. issuers listed on a U.S. exchange.

AllianceBernstein Global Real Estate Investment Portfolio

AllianceBernstein Global Real Estate Investment Portfolio seeks a total return from a combination of income and long-term growth of capital by investing primarily in equity securities of U.S. and non-U.S. issuers that are primarily engaged in or related to the real estate industry.

The Portfolio normally invests at least 80% of its net assets in equity securities of real estate investment trusts, or REITs, and other real estate industry companies, such as real estate operating companies, or REOCs. This policy will not be changed without 60 days' prior written notice to shareholders. The Portfolio invests in real estate companies that the Adviser believes have strong property fundamentals and management teams. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Portfolio's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams.

The Portfolio's investment policies emphasize investment in companies determined by the Adviser to be undervalued relative to their peers, using a fundamental value approach.

The Adviser believes that the underlying value of real estate is determined by the free cash flow that properties generate. Cash flow can grow or deteriorate depending on the local fundamentals, quality of the assets, financial health of the tenants, property management, upkeep, development, redevelopment, and external factors such as the trajectory of the local economy. The value of real estate equities depends upon both the properties owned by a company and company management's ability to grow by skillfully deploying capital.

The Adviser believes that the best performing real estate equities over time are likely to be those that offer sustainable cash flow growth at the most attractive valuation. As such, the Adviser's research and investment process is designed to identify globally those companies where the magnitude and growth of cash flow streams have been appropriately reflected in the price of the security. These securities, therefore, trade at a more attractive valuation than others that may have similar overall fundamentals.

The Adviser seeks to identify these price distortions through the use of rigorous quantitative and fundamental investment research. The Adviser's fundamental research efforts are focused on forecasting the long-term normalized cash generation capability of real estate companies by isolating supply and demand for property types in local markets, determining the replacement value of properties, assessing future development opportunities, and normalizing capital structures of real estate companies.

The Portfolio invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities ("real estate equity securities").

The Portfolio may invest in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities include mortgage pass-through certificates, real estate mortgage investment conduit certificates ("REMICs") and collateralized mortgage obligations ("CMOs"). The Portfolio may also invest in short-term investment grade debt securities and other fixed-income securities.

The Portfolio may invest without limitation in shares of REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Portfolio, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986 ("Code"). The Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

Each of the Portfolios also may:

o Write covered put and call options and purchase and buy put and call options on U.S. and non-U.S. securities, currencies, market and financial indices, and other derivatives and financial instruments;

o Enter into forward commitments, futures contracts, and options on futures contracts with respect to U.S. and non-U.S. securities, currencies, and market and financial indices;

o    Invest in synthetic foreign equity securities;

o    Enter into forward currency exchange contracts;

o    Enter into swap transactions;

o    Enter into repurchase agreements and reverse repurchase agreements;

o    Enter into standby commitment agreements;

o    Invest in convertible securities and preferred stock;

o    Invest in the securities of supranational agencies and other
     "semi-governmental" issuers;

o Make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Portfolio's net assets is held as collateral for such sales;

o Make secured loans of portfolio securities of up to 33 1/3% of its total assets;

o    Invest up to 15% of its net assets in illiquid securities; and

o Invest in depositary receipts, Exchange Traded Funds ("ETFs"), and other derivative instruments representing securities of companies or market indices.

The AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio, AllianceBernstein Small-Mid Cap Growth Portfolio, and the AllianceBernstein Global Real Estate Investment Portfolio each also may:

o    Invest up to 20% of its total assets in rights and warrants.

The AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Inflation-Protected Securities Portfolio and AllianceBernstein High-Yield Portfolio each also may:

o    Invest in variable, floating, and inverse floating rate investments; and

o    Invest in zero coupon and interest-only or principal-only securities.

This section describes the Portfolios' investment practices and associated risks. Unless otherwise noted, a Portfolio's use of any of these practices was specified in the previous section.

Derivatives

Each Portfolio may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives, including options, futures, forwards and swaps, which are described below. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

A Portfolio's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indexes that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Portfolio's initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that the counterparty will not perform its obligations.

The Portfolios may use the following types of derivatives.

o Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Portfolios' investments in forward contracts include the following:

     --Forward Currency Exchange Contracts. A Portfolio may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk of adverse changes in the exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". A Portfolio may enter into a forward contract as transaction hedge (to "lock in" the U.S. Dollar price of a non-U.S. Dollar security), as position hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as cross-hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

o Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Portfolio may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. A Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

o Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. The Portfolios' investments in options include the following:

     --Options on Foreign Currencies. A Portfolio invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by a Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Portfolio may forfeit the entire amount of the premium plus related transaction costs. A Portfolio may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

     --Options on Securities. A Portfolio may purchase or write a put or call option on securities. The Portfolio will only exercise an option it purchased if the price of the security was less (in the case of a put option) or more (in the case of a call option) than the exercise price. If the Portfolio does not exercise an option, the premium it paid for the option will be lost. Normally, a Portfolio will write only "covered" options, which means writing an option for securities the Portfolio owns, but may write an uncovered call option for cross-hedging purposes.

     --Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

o Swap Transactions. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Except for currency swaps, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. The Portfolios' investments in swap transactions include the following:


     --Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. The value of the reference obligation received by a Portfolio coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio. If a Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

     Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

     --Currency Swaps. A Portfolio may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as means of making direct investments in foreign currencies, as described below under "Currency Transactions". Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation and again upon the termination of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.

     --Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the net asset value of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index. A Portfolio will enter into inflation swaps on a net basis. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each inflation swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be segregated by the Portfolio. The values of inflation swap agreements are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement. Additionally, payments received by a Portfolio from inflation swap agreements will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders.

     --Interest Rate Swaps, Caps, and Floors. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

     The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

     Interest rate swap, cap, and floor transactions may be used to preserve a return or spread on a particular investment or a portion of a Portfolio's portfolio or to protect against an increase in the price of securities a Portfolio anticipates purchasing at a later date. A Portfolio may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. These transactions do not involve the delivery of securities or other underlying assets or principal.

     Unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive.

o    Other Derivatives and Strategies.


     --Currency Transactions. A Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Adviser may actively manage a Portfolio's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

     --Synthetic Foreign Equity Securities. The Portfolios may invest in a form of synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes, or low exercise price warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

     The Portfolios will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. Dollars). The cash payment is calculated according to a predetermined formula. The Portfolios may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

     The Portfolios will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, which will monitor the credit worthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

Mortgage-Backed Securities and Related Risks

Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property.

Mortgage-related securities typically are securities representing interests in pools of mortgage loans made to homeowners. The mortgage loan pools may be assembled for sale to investors (such as the Portfolios) by governmental or private organizations. These securities include adjustable rate mortgages ("ARMs"), stripped mortgage-related securities ("SMRS"), CMOs, and GNMA, FNMA and FHLMC certificates. Mortgage-related securities bear interest at either a fixed rate or an adjustable rate determined by reference to an index rate. Mortgage-related securities frequently provide for monthly payments that consist of both interest and principal, unlike more traditional debt securities, which normally do not provide for periodic repayments of principal. Principal prepayments on collateral underlying a CMO may cause all or part of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. Prepayments of mortgages may cause these securities to experience significantly greater price and yield volatility than experienced by traditional fixed-income securities. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

Asset-Backed Securities

The securitization techniques used to develop mortgage-related securities are also applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are securitized in structures similar to the structures used in mortgage securitizations. Asset-backed securities may also include commercial mortgage-backed securities.

Variable, Floating and Inverse Floating Rate Securities

These securities have interest rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly, monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes. A Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value, in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

Convertible Securities

Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities as determined by the Adviser may share some or all of the risks of non-convertible debt securities with those ratings.

Depositary Receipts and Securities of Supranational Entities

Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs, EDRs and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

Repurchase Agreements and Buy/Sell Back Transactions

A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the counterparty at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio, as buyer, to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a counterparty defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.


Each Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.


Reverse Repurchase Agreements and Dollar Rolls

A Portfolio may enter into reverse purchase agreements and dollar rolls subject to the Portfolio's limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. Reverse repurchase agreements and dollar rolls may create leveraging risk for a Portfolio.


Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Portfolio forgoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.


Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.


Loan Participations

A Portfolio may invest in corporate loans either by participating as co-lender at the time the loan is originated or by buying an interest in the loan in the secondary market from a financial institution or institutional investor. The financial status of an institution interposed between a Portfolio and a borrower may affect the ability of the Portfolio to receive principal interest payments.


The success of a Portfolio may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agent banks typically have broad discretion in enforcing loan agreements.

Standby Commitment Agreements

Standby commitment agreements are similar to put options that commit a Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Portfolio is paid a commitment fee, regardless of whether the security ultimately is issued. The Portfolio will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Portfolio and unavailable on a firm commitment basis.

There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Portfolio will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

Zero Coupon and Principal-Only Securities

Zero coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Inflation-Protected Securities or IPS

Inflation-protected securities, or IPS, are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. The value of inflation-protected securities tends to react to changes in real interest rates. In general, the price of an inflation-protected security can fall when real interest rates rise and can rise when real interest rates fall. Interest payments on inflation-protected securities can be unpredictable and will vary as the principal or interest is adjusted for inflation.

Investment in Other Investment Companies

The Portfolios may invest in other investment companies as permitted by the Investment Company Act of 1940 (the "1940 Act") or the rules and regulations thereunder. The Portfolios intend to invest uninvested cash balances in an affiliated money market fund as permitted by Securities and Exchange Commission ("Commission") Rule 12d1-1 under the 1940 Act. If a Portfolio acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Portfolio's expenses. A Portfolio may also invest in ETFs, subject to the restrictions and limitations of the 1940 Act.

Loans of Portfolio Securities

For the purposes of achieving income, each Portfolio may make secured loans of portfolio securities to brokers, dealers, and financial institutions, providing that a number of conditions are satisfied, including that the loan is fully collateralized. A principal risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. While securities are on loan, the borrower will pay the Portfolio any income from the securities. The Portfolio may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Each Portfolio will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions. A Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Preferred Stock

Each Portfolio may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.


Rights and Warrants

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Forward Commitments

Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

The Portfolios may invest significantly in TBA-mortgage-backed securities. A TBA or "To Be Announced" trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed rate or variable rate mortgages) guaranteed by GNMA, FNMA, or FHLMC are subsequently allocated to the TBA transactions.

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuations and no interest or dividends accrue to the purchaser prior to the settlement date. The use of forward commitments enables a Portfolio to protect against anticipated changes in exchange rates, interest rates and/or prices.

Short Sales

A Portfolio may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. When the Portfolio makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Structured Securities and Basket Securities

A Portfolio may invest in various types of structured securities and basket securities. Structured securities are securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include securities described elsewhere in this Prospectus, such as mortgage-related and other asset-backed securities. A Portfolio's investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of particular debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or high yield bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow from the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.


Basket securities in which a Portfolio may invest may consist of entities organized and operated for the purpose of holding a basket of other securities. Baskets involving debt obligations may be designed to represent the characteristics of some portion of the debt securities market or the entire debt market.

Illiquid Securities

Under current Commission guidelines, the Portfolios limit their investments in illiquid securities to 15% of their net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Portfolio has valued the securities. Because of the absence of a trading market for illiquid securities, a Portfolio may not be able to sell such securities to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Portfolio Turnover

The Portfolios are actively managed and, in some cases in response to market conditions or as otherwise discussed with respect to a specific Portfolio, a Portfolio's turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage or other transaction costs and other expenses, which must be borne by the Portfolio and its shareholders. Higher portfolio turnover may also result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position

For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, each Portfolio may reduce its position in equity securities or intermediate- and long-duration debt securities and invest in, without limit, certain types of short-term, liquid, high-grade or high quality (depending on the Portfolio) debt securities. While the Portfolios are investing for temporary defensive purposes, they may not meet their investment objectives.

Portfolio Holdings

The Portfolios' SAI includes a description of the policies and procedures with respect to the disclosure of each Portfolio's holdings.

ADDITIONAL RISK CONSIDERATIONS

Investment in the Portfolios involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

Portfolio Reallocation Risk

From time to time, the Portfolios may experience relatively large investments or redemptions due to reallocations or rebalancings by the Adviser's institutional clients invested in the Portfolios, as recommended by the Adviser. These transactions will affect the Portfolios since Portfolios that experience redemptions as a result of reallocations or rebalancings may have to sell portfolio securities and since Portfolios that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Portfolio performance to the extent that the Portfolios may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs. The Adviser will at all times monitor the impact of reallocations or rebalancings on the Portfolios, but the Adviser may nevertheless face conflicts in fulfilling its dual responsibilities to the Portfolios and the funds that invest in them.

Currency Considerations

Those Portfolios that invest some portion of their assets in securities denominated in, and receive revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. In light of these risks, a Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks. A Portfolio may also invest directly in foreign currencies for non-hedging purposes directly on a spot basis (i.e., cash) or through derivative transactions, such as forward currency exchange contracts, futures and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Portfolio's NAV to fluctuate.

Securities of Foreign (Non-U.S.) Issuers

Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Portfolio whose investments include securities of non-U.S. issuers may experience greater price volatility and significantly lower liquidity than a Portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Portfolio. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary or indefinite restrictions on foreign capital remittances.

A Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require a Portfolio to adopt special procedures that may involve additional costs to a Portfolio These factors may affect the liquidity of a Portfolio's investments in any country and the Adviser will monitor the effect of any such factor or factors on a Portfolio's investments. Furthermore, transaction costs, including brokerage commissions, for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in securities of non-U.S. issuers than to investors in securities of U.S. issuers. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a non-U.S. country and the Portfolio's investments. In such events, a Portfolio could lose its entire investment in the country involved. In addition, laws in non-U.S. countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as Emerging Markets. Emerging market countries that the Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.

Algeria                 Hungary              Romania
Argentina               India                Russia
Belize                  Indonesia            Singapore
Brazil                  Israel               Slovakia
Bulgaria                Jamaica              Slovenia
Chile                   Jordan               South Africa
China                   Kazakhstan           South Korea
Colombia                Lebanon              Taiwan
Costa Rica              Malaysia             Thailand
Cote D'Ivoire           Mexico               Trinidad & Tobago
Croatia                 Morocco              Tunisia
Czech Republic          Nigeria              Turkey
Dominican Republic      Pakistan             Ukraine
Ecuador                 Panama               Uruguay
Egypt                   Peru                 Venezuela
El Salvador             Philippines
Guatemala               Poland
Hong Kong               Qatar

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investments; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Non-U.S. Fixed-Income Securities

To the extent that they invest in non-U.S. fixed-income securities, certain of the Portfolios are subject to increased credit risk because of the difficulties of requiring non-U.S. entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of non-U.S. governments and other issuers are already in default. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. As a result, a Portfolio may be unable to obtain or enforce judgments against non-U.S. entities.

Investment in Below Investment Grade Fixed-Income Securities

Investments in securities rated below investment grade may be subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

Unrated Securities

A Portfolio may invest in unrated securities when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to a particular Portfolio to a degree comparable to that of rated securities that are consistent with the Portfolio's objective and policies.

Additional Risk Considerations for Real Estate Investments

Although AllianceBernstein Global Real Estate Investment Portfolio does not invest directly in real estate, it invests primarily in real estate equity securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to global and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. In addition, REITs are dependent on the capability of their managers and may have limited diversification. To the extent that assets underlying the Portfolio's investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risks to a greater extent. These risks may be greater for investments in non-U.S. real estate companies.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in smaller capitalization companies. REITs may have limited financial resources and may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than those of larger companies. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

--------------------------------------------------------------------------------

                          MANAGEMENT OF THE PORTFOLIOS

--------------------------------------------------------------------------------

INVESTMENT ADVISER

Each Portfolio's Adviser is AllianceBernstein L.P. (the "Adviser"), 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of September 30, 2008 totaling approximately $590 billion (of which more than $81 billion represented assets of investment companies). As of September 30, 2008, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 53 of the nation's FORTUNE 100 companies), for public employee retirement funds in 38 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. As of September 30, 2008, the 36 registered investment companies managed by the Adviser, comprising approximately 106 separate investment portfolios, had approximately 4.2 million shareholder accounts.

The Adviser provides investment advisory services and order placement facilities for the Portfolios. The Portfolios pay no advisory or other fees for these services.

A discussion regarding the basis for the approval of the Board of Trustees ("Trustees") of the Portfolios' investment advisory agreement is available in the following reports to shareholders:

     o    For the period ended 8/31/08

          U.S. Value
          U.S. Large Cap Growth
          International Value
          International Growth
          Small-Mid Cap Value
          Small-Mid Cap Growth
          Global Real Estate Investment

     o    For the period ended 2/29/08

          Short Duration Bond
          Intermediate Duration Bond
          Inflation-Protected Securities
          High-Yield


The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors, for which it may receive management fees. Certain other clients of the Adviser may have investment objectives and policies similar to those of the Portfolios. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Portfolios. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Portfolios. When two or more of the clients of the Adviser (including the Portfolios) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price. Although the Portfolios may use brokers who sell shares of other AllianceBernstein Mutual Funds to effect portfolio transactions, the Portfolios do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers to effect portfolio transactions.

PORTFOLIO MANAGERS

Mr. Greg Wilensky, Director of Stable Value Investments, is primarily responsible for the day-to-day management of the AllianceBernstein Inflation-Protected Securities Portfolio (since inception). Mr. Wilensky is a Vice President of AllianceBernstein Corporation ("AB Corp."), with which he has been associated in a substantially similar capacity to his current position since prior to 2003.

The management of, and investment decisions for, each of the other Portfolios are made by certain Investment Policy Groups. Each Investment Policy Group relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for coordinating each Portfolio's investments.

The following table lists the Investment Policy Groups, the person within each Investment Policy Team with the most significant responsibility for day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:

                                                            Principal
Portfolio and                  Employee; Time               Occupation During
Responsible Group              Period; Title                the Past Five Years
-----------------              -------------                -------------------

AllianceBernstein              Marilyn G. Fedak;            Executive Vice
U.S. Value Portfolio           since inception;             President of the
                               Executive Vice               Adviser, with which
U.S. Value                     President of the             she has been
Investment Policy              Adviser and Head of          associated since
Group                          Sanford C. Bernstein         prior to 2003. Ms.
                               & Co., Inc. ("SCB")          Fedak is Head of
                               Value Equities               SCB's Value Equities
                               Business and                 Business and
                               Co-Chief Investment          Co-Chief Investment
                               Officer-U.S. Large           Officer of U.S.
                               Cap Value Equities           Large Cap Value
                                                            Equities. In 2003
                                                            she became head of
                                                            SCB's Value Equities
                                                            business. Prior
                                                            thereto she was
                                                            Chief Investment
                                                            Officer for
                                                            Large-Cap Value
                                                            Equities Group at
                                                            SCB since prior to
                                                            2003.

                               John P. Mahedy; since        Senior Vice
                               inception; Senior            President of the
                               Vice President of            Adviser, with which
                               the Adviser and              he has been
                               Co-Chief Investment          associated since
                               Officer of U.S.              prior to 2003. He is
                               Value Equities;              also Co-Chief
                               Director of Research         Investment Officer
                               of U.S. Value                of U.S. Value
                               Equities                     Equities since 2003
                                                            and Director of
                                                            Research-U.S. Value
                                                            Equities since 2001.
                                                            Prior thereto Senior
                                                            Research Analyst for
                                                            SCB since prior to
                                                            2003.

                               Christopher W. Marx;         Senior Vice
                               since inception;             President of the
                               Senior Vice                  Adviser, with which
                               President of the             he has been
                               Adviser                      associated since
                                                            prior to 2003.

                               John D. Phillips;            Senior Vice
                               since inception;             President of the
                               Senior Vice                  Adviser, with which
                               President of the             he has been
                               Adviser                      associated since
                                                            prior to 2003.

                               David Yuen; since            Senior Vice
                               May 2008; Senior             President of the
                               Vice President of            Adviser, with which
                               the Adviser and              he has been
                               Director of Research         associated in a
                               of U.S. Large Cap            substantially
                               Value Equities               similar capacity to
                                                            his current position
                                                            since prior to 2003.

AllianceBernstein              James G. Reilly;             Executive Vice
U.S. Large Cap                 since inception;             President of the
Growth Portfolio               Executive Vice               Adviser, with which
                               President of the             he has been
U.S. Large Cap                 Adviser                      associated since
Growth Team                                                 prior to 2003. Mr.
                                                            Reilly has been a
                                                            member of the U.S.
                                                            Large Cap Growth
                                                            Investment Team
                                                            since 1988.

                               David P. Handke,             Senior Vice
                               Jr.; since                   President of the
                               inception; Senior            Adviser, with which
                               Vice President of            he has been
                               the Adviser                  associated since
                                                            prior to 2003. Mr.
                                                            Handke has been a
                                                            member of the U.S.
                                                            Large Cap Growth
                                                            Investment Team
                                                            since 1984.

                               Michael J. Reilly;           Senior Vice
                               since 2006; Senior           President of the
                               Vice President of            Adviser, with which
                               the Adviser                  he has been
                                                            associated since
                                                            prior to 2003. Mr.
                                                            Reilly has been a
                                                            member of the U.S.
                                                            Large Cap Growth
                                                            Team since 1992.

                               P. Scott Wallace;            Senior Vice
                               since inception;             President of the
                               Senior Vice                  Adviser, with which
                               President of the             he has been
                               Adviser                      associated since
                                                            prior to 2003. Mr.
                                                            Wallace has been a
                                                            member of the U.S.
                                                            Large Cap Growth
                                                            Investment Team
                                                            since 2001.

AllianceBernstein              Joseph G. Paul;              Senior Vice
Global Real Estate             since inception;             President of the
Investment Portfolio           Senior Vice                  Adviser, with which
                               President of the             he has been
REIT Investment                Adviser and Chief            associated since
Policy Group                   Investment Officer           prior to 2003. He is
                               of Small and                 also Chief
                               Mid-Capitalization           Investment
                               Value Equities;              Officer-Small and
                               Co-Chief Investment          Mid-Capitalization
                               Officer of Real              Value Equities since
                               Estate Investments;          2002 and Co-Chief
                               and Chief Investment         Investment Officer
                               Officer of Advanced          of Real Estate
                               Value                        Investments since
                                                            July 2004. He is
                                                            also Chief
                                                            Investment Officer
                                                            of Advanced Value,
                                                            and held the same
                                                            position at SCB
                                                            since prior to 2003.

                               Teresa Marziano;             Senior Vice
                               since inception;             President of the
                               Senior Vice                  Adviser, with which
                               President of the             she has been
                               Adviser and Co-Chief         associated since
                               Investment Officer           prior to 2003, and
                               of Global Real               Co-Chief Investment
                               Estate Investments           Officer of Global
                                                            Real Estate
                                                            Investments since
                                                            July 2004.

AllianceBernstein              Sharon E. Fay; since         Executive Vice
International Value            inception; Executive         President and Chief
Portfolio                      Vice President of            Investment Officer
                               the Adviser and              of Global Value
International Value            Chief Investment             Equities since June
Investment Policy              Officer of Global            2003. Until January
Group                          Value Equities               2006, she was
                                                            Co-Chief Investment
                                                            Officer of European
                                                            and U.K. Value
                                                            Equities at the
                                                            Adviser, since prior
                                                            to 2003.

                               Kevin F. Simms;              Senior Vice
                               since inception;             President and
                               Senior Vice                  Co-Chief Investment
                               President of the             Officer of
                               Adviser, Co-Chief            International Value
                               Investment Officer           Equities at the
                               of International             Adviser since 2003
                               Value Equities since         and Chief Investment
                               2003 and Chief               Officer of Global
                               Investment Officer           Opportunities Hedge
                               of Global                    Fund. He is also
                               Opportunities Hedge          Director of Research
                               Fund and Director of         of International
                               Research for                 Value and Global
                               International Value          Value Equities at
                               and Global Value             the Adviser, with
                               Equities                     which he has been
                                                            associated since
                                                            prior to 2003.

                               Henry S. D'Auria;            Senior Vice
                               since inception;             President of the
                               Senior Vice                  Adviser, with which
                               President of the             he has been
                               Adviser, Chief               associated since
                               Investment Officer           prior to 2003. He is
                               of Emerging Markets          also Chief
                               Value Equities and           Investment Officer
                               Co-Chief Investment          of Emerging Markets
                               Officer of                   Value Equities since
                               International Value          2002 and Co-Chief
                               Equities                     Investment Officer
                                                            of International
                                                            Value Equities of
                                                            the Adviser since
                                                            June 2003. Prior
                                                            thereto, he was
                                                            Director of Research
                                                            of Small Cap Value
                                                            and Emerging Markets
                                                            Value Equities at
                                                            SCB since prior to
                                                            2003.

                               Eric J. Franco; since        Senior Vice
                               December 2006;               President of the
                               Senior Vice                  Adviser, with which
                               President of the             he has been
                               Adviser                      associated since
                                                            prior to 2003.

AllianceBernstein              Christopher M. Toub;         Executive Vice
International                  since inception;             President of the
Growth Portfolio               Executive Vice               Adviser, with which
                               President of the             he has been
International                  Adviser, Chief               associated since
Growth Team                    Executive Officer of         prior to 2003.
                               AllianceBernstein
                               Ltd. since April
                               2005 and Head of
                               Global/International
                               Growth Equities

                               Stephen M.                   Senior Vice
                               Beinhacker; since            President of the
                               inception; Senior            Adviser, with which
                               Vice President of            he has been
                               the Adviser and              associated since
                               Chief Investment             prior to 2003.
                               Officer of Emerging
                               Growth

                               James K. Pang; since         Senior Vice
                               inception; Senior            President of the
                               Vice President of            Adviser, with which
                               the Adviser                  he has been
                                                            associated since
                                                            prior to 2003.

AllianceBernstein              Michael S. Canter;           Senior Vice
Short Duration                 since December 2008;         President and
Bond Portfolio                 Senior Vice President        Director of
                               of the Adviser               Structured Assets of
                                                            the Adviser, with
                                                            which he has been
                                                            associated since
                                                            2007. Prior thereto,
                                                            he was President of
                                                            ACE Principal
                                                            Finance, a division
                                                            of ACE Limited,
                                                            since prior to 2004.

                               Jon P. Denfeld;              Vice President of
                               since May 2008; Vice         the Adviser, with
                               President of the             which he has been
                               Adviser                      associated in a
U.S. Investment                                             substantially
Grade: Liquid                                               similar capacity to
Markets/Structured                                          his current position
Products Investment                                         since May 2008.
Team                                                        Prior thereto, he
                                                            was a Director and
                                                            Senior U.S.
                                                            Portfolio Manager
                                                            for UBS Global Asset
                                                            Management since
                                                            2006. Prior thereto,
                                                            he served as a
                                                            Portfolio Manager
                                                            for Shay Asset
                                                            Management since
                                                            prior to 2003.

                               Shawn E. Keegan;             Vice President of
                               since October 2006;          the Adviser, with
                               Vice President of            which he has been
                               the Adviser                  associated in a
                                                            substantially
                                                            similar capacity to
                                                            his current position
                                                            since prior to 2003.

                               Jeffrey S. Phlegar;          Executive Vice
                               since October 2006;          President of the
                               Executive Vice               Adviser, with which
                               President of the             he has been
                               Adviser, Chief               associated in a
                               Investment Officer           substantially
                               and Co-Head of Fixed         similar capacity to
                               Income                       his current position
                                                            since prior to 2003.
                                                            He is also Chief
                                                            Investment Officer
                                                            and Co-Head of Fixed
                                                            Income.

AllianceBernstein              Douglas J. Peebles;          Executive Vice
Intermediate                   since April 2006;            President of the
Duration Bond                  Executive Vice               Adviser, with which
Portfolio                      President of the             he has been
                               Adviser, Chief               associated in a
U.S. Investment                Investment Officer           substantially
Grade: Core Fixed              and Head of                  similar capacity to
Income Team                    Fixed-Income                 his current position
                                                            since prior to 2003.
                                                            Chief Investment
                                                            Officer since 2004,
                                                            and Co-Head, of
                                                            Fixed Income.

                               Alison M. Martier;           Senior Vice
                               since inception;             President of the
                               Senior Vice                  Adviser, with which
                               President of the             she has been
                               Adviser; Member of           associated in a
                               the U.S. Core Fixed          substantially
                               Income Portfolio             similar capacity to
                               Management Team and          her current position
                               Rates and Currencies         since prior to 2003.
                               Research Review              She serves as
                               Team; Director of            Director of the
                               U.S. Core Fixed              Fixed Income Senior
                               Income                       Portfolio Manager
                                                            Team. Prior thereto,
                                                            Director of U.S.
                                                            Core Fixed Income
                                                            from 2002 to 2007.

                               Shawn E. Keegan;             (see above)
                               since inception;
                               Vice President of
                               the Adviser

                               Jeffrey S. Phlegar;          (see above)
                               since inception;
                               Executive Vice
                               President of the
                               Adviser and Chief
                               Investment Officer
                               of the Adviser's
                               Sovereign Wealth
                               Funds and Central
                               Banks group

                               Greg J. Wilensky;            Senior Vice
                               since inception;             President of the
                               Senior Vice                  Adviser and Director
                               President of the             of Stable Value
                               Adviser and Director         Investments, with
                               of Stable Value              which he has been
                               Investments                  associated since
                                                            prior to 2003.

                               Joran Laird; since           Vice President of
                               November 2007; Vice          the Adviser, with
                               President of the             which he has been
                               Adviser                      associated in a
                                                            substantially
                                                            similar capacity to
                                                            his current position
                                                            since prior to 2003.

AllianceBernstein              Douglas J. Peebles;          (see above)
High-Yield Portfolio           since April 2006;
                               Executive Vice
Global Credit                  President of the
Investment Team                Adviser (see above)

                               Joel J. McKoan;              Senior Vice
                               since April 2006;            President of the
                               Senior Vice                  Adviser, with which
                               President of the             he has been
                               Adviser and Global           associated in a
                               Director of Credit           substantially
                                                            similar capacity to
                                                            his current position
                                                            since 2003 as Global
                                                            Director of Credit.
                                                            Prior to 2003, Mr.
                                                            McKoan was a
                                                            Managing Director at
                                                            UBS Warburg where he
                                                            headed the North
                                                            American Debt
                                                            Syndicate Group,
                                                            with responsibility
                                                            for primary trading
                                                            of corporate debt,
                                                            emerging market-debt
                                                            and structured
                                                            products and was
                                                            Global Co-Head of
                                                            the CDO Group at UBS
                                                            Warburg since prior
                                                            to 2003.

                               Gershon M. Distenfeld;       Vice President of
                               since inception;             the Adviser, with
                               Vice President of            which he has been
                               the Adviser                  associated in a
                                                            substantially
                                                            similar capacity to
                                                            his current position
                                                            since prior to 2003.

AllianceBernstein              Joseph G. Paul;              (see above)
Small-Mid Cap Value            since inception;
Portfolio                      Senior Vice
                               President (see
Small-Mid Cap Value            above)
Investment Policy
Group                          James W. MacGregor;          Senior Vice
                               since inception;             President of the
                               Senior Vice                  Adviser, with which
                               President of the             he has been
                               Adviser and Director         associated since
                               of Research-Small            prior to 2003. He is
                               and Mid Cap Value            also currently
                               Equities                     Director of
                                                            Research-Small and
                                                            Mid Cap Value
                                                            Equities since 2004.

                               Andrew J. Weiner;            Senior Vice
                               since inception;             President of the
                               Senior Vice                  Adviser, with which
                               President of the             he has been
                               Adviser                      associated since
                                                            prior to 2003.

AllianceBernstein              Bruce K. Aronow;             Senior Vice
Small-Mid Cap                  since inception;             President of the
Growth Portfolio               Senior Vice                  Adviser, with which
                               President of the             he has been
Small Cap Growth               Adviser and the U.S.         associated in a
Investment Team                Small/Small Mid Cap          substantially
                               Growth Team Leader           similar capacity to
                                                            his current position
                                                            since prior to 2003.
                                                            He is also U.S.
                                                            Small/Small Mid Cap
                                                            Growth Team Leader.

                               N. Kumar Kirpalani;          Senior Vice
                               since inception;             President of the
                               Senior Vice                  Adviser, with which
                               President of the             he has been
                               Adviser                      associated in a
                                                            substantially
                                                            similar capacity to
                                                            his current position
                                                            since prior to 2003.

                               Samantha S. Lau;             Senior Vice
                               since inception;             President of the
                               Senior Vice                  Adviser, with which
                               President of the             she has been
                               Adviser                      associated in a
                                                            substantially
                                                            similar capacity to
                                                            her current position
                                                            since prior to 2003.

                               Wen-Tse Tseng; since         Vice President of
                               2006; Vice President         the Adviser, with
                               of the Adviser               which he has been
                                                            associated since
                                                            March 2006. Prior
                                                            thereto, he was the
                                                            healthcare-sector
                                                            portfolio manager
                                                            for the small-cap
                                                            growth team at
                                                            William D. Witter
                                                            since 2003. He also
                                                            worked at Weiss,
                                                            Peck & Greer,
                                                            managing the
                                                            healthcare sector
                                                            with the same team
                                                            with which he worked
                                                            at William D. Witter
                                                            from April 2002 to
                                                            August 2003. Prior
                                                            thereto, he was a
                                                            senior healthcare
                                                            analyst at JP Morgan
                                                            Fleming Asset
                                                            Management since
                                                            prior to 2003.

LEGAL PROCEEDINGS

On October 2, 2003, a purported class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P. ("Holding"); AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds, certain officers of the Adviser ("AllianceBernstein defendants"); and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004.


On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding, in which plaintiffs seek an unspecified amount of damage, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the affected funds' shares or other adverse consequences to those funds. This may require those funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of those funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to those funds or the Funds.

--------------------------------------------------------------------------------

                           PURCHASE AND SALE OF SHARES

--------------------------------------------------------------------------------

HOW THE PORTFOLIOS VALUE THEIR SHARES

Each Portfolio's net asset value or NAV is calculated at the close of regular trading on the New York Stock Exchange ("Exchange") (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Portfolio.


The Portfolios value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Portfolios' Trustees. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.


As noted, the Portfolios will use fair value prices at any time that market quotations for their portfolio securities are not readily available (including when they are not reliable). The Portfolios' procedures provide that market quotations are not readily available if, for example, certain events occur after the time of the last available market quotation but before 4:00 p.m., Eastern time. Portfolios may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Portfolios believe that non-U.S. security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Portfolios may frequently value many of their non-U.S. equity securities using fair value prices based on third party vendor modeling tools to the extent available.


Subject to the Trustees' oversight, the Adviser has the responsibility for valuing each Portfolio's assets. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Trustees, to value each Portfolio's assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above.

The Portfolios' policy and procedures are intended to assure that each Portfolio's net asset value fairly reflects security values as of the time of pricing. While fair valuation of a Portfolio's securities might also serve to reduce arbitrage opportunities available to short-term traders, the Portfolios are available only to mutual funds advised by, and other institutional clients of, the Adviser.

Orders for purchase or sale of shares are priced at the next NAV calculated after the order is received and confirmed in proper form by the Portfolios.

HOW TO BUY SHARES

Shares of the Portfolios are offered exclusively to mutual funds advised by, and certain other institutional clients of, the Adviser that seek a blend of asset classes. A Portfolio's shares may be purchased at the relevant net asset value without a sales charge or other fee.

In addition to cash, the Portfolios may accept securities in exchange for Portfolio shares at the relevant net asset value without a sales charge or other fee.

Other Purchase Information

Purchases of a Portfolio's shares will be made only in full shares. Certificates for shares will not be issued.

The Portfolios may refuse any order to purchase shares. Each Portfolio reserves the right to suspend the sale of its shares in response to conditions in the securities markets or for other reasons.

HOW TO SELL SHARES

Investors may "redeem" shares on any day the Exchange is open. Redemption requests for Portfolio shares are effected at the next-determined NAV, after a Portfolio receives your sales request in proper form. A redemption request received by a Portfolio prior to 4:00 p.m., Eastern time, on a day the Portfolio is open for business is effected on that day. A redemption request received after that time is effected on the next business day.

Each Portfolio may suspend the right of redemption or postpone the payment date at times when the Exchange is closed, or during certain other periods as permitted under the federal securities laws.

Shares of the Portfolios will be held only by mutual funds advised by, and certain other institutional clients of, the Adviser. Each Portfolio reserves the right to redeem shares of any investor at the then-current value of such shares (which will be paid promptly to the investor) if the investor ceases to be a qualified investor, as determined by the Adviser. Affected investors will receive advance notice of any such mandatory redemption.

Under certain circumstances, a Portfolio may determine to pay a redemption request wholly or partly by a distribution in kind of securities from its portfolio, instead of cash. In such cases, the Portfolios may hold portfolio securities until the Adviser determines that it is appropriate to dispose of such securities.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES

The Portfolios accept only mutual funds advised by, and other institutional clients of, the Adviser as shareholders. The Portfolios will accept only those shareholders that have adopted policies intended to prevent market timing activity, or that for structural or other reasons the Adviser believes are unlikely to be subject to any material market timing activity. Therefore, the Trustees have not adopted a market timing policy, and believes that such a policy would impose unnecessary administrative burdens and expense on the Portfolios. If the Portfolios were, notwithstanding the limitations on market timing activity imposed by the Portfolios' shareholders, to be used for short-term trading, shareholders could suffer adverse effects, including increased transaction costs and dilution of investment returns. The Portfolios reserve the right to reject any purchases, including purchases by exchange.

--------------------------------------------------------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

Income dividends and capital gains distributions, if any, declared by a Portfolio on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the Portfolio. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. Shareholders may make an election to receive dividends and distributions in cash at the time of purchase. This election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions.

While it is the intention of each Portfolio to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any such dividend or distribution must necessarily depend upon the realization by the Portfolio of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Portfolio will pay any dividends or realize any capital gains. The final determination of the amount of a Portfolio's return of capital distributions for the period will be made after the end of each calendar year.

For federal income tax purposes, each Portfolio's distributions of net income (or short-term capital gains) will be taxable as ordinary income. Distributions of long-term capital gains generally will be taxable as long-term capital gains. The Portfolios' distributions also may be subject to certain state and local taxes. Whether distributions of gains are taxable to a shareholder at long-term capital gains rates or short-term capital gains rates will not depend on the shareholder's holding period in shares of a Portfolio, but rather on the Portfolio's holding period in assets giving rise to the gains.

Under certain circumstances, if a Portfolio realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of a Portfolio. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain. See the Portfolios' SAI for a further explanation of these tax issues.

Investment income received by a Portfolio from sources within non-U.S. countries may be subject to non-U.S. income taxes withheld at the source.

The Portfolios' investments in certain debt obligations may cause them to recognize taxable income in excess of the cash generated by such obligations. Thus, the Portfolios could be required to sell other investments in order to satisfy their distribution requirements.

If an investor buys shares just before a Portfolio deducts a distribution from its NAV, the investor will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Portfolio shares is a taxable transaction for federal income tax purposes.

In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). The Portfolios currently do not anticipate that any of their shareholders will be foreign persons, but recognize that regulated investment companies that may invest in a Portfolio (each, a "RIC Shareholder") may have foreign shareholders. Recently enacted tax legislation (the "2004 Act"), effective for taxable years of the Portfolios beginning before January 1, 2008, provides that regulated investment companies will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Portfolio. Such distributions received by a RIC Shareholder will retain their character as excluded from withholding when paid by the RIC Shareholder to its foreign shareholders, if any.

The 2004 Act modifies the tax treatment of distributions from a regulated investment company that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Global Real Estate Investment Portfolio will likely hold USRPIs. Under the 2004 Act, distributions by regulated investment companies to foreign persons attributable to gains from the sale or exchange of USRPIs ("USRPI Distributions") that are paid or deemed paid on or before December 31, 2007, will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax (and may well be subject to withholding under future regulations). RIC Shareholders will not, under current law, receive or pass through USRPI Distributions as a result of investing in the Portfolios; this result may be changed by future regulations.

Each year shortly after December 31, each Portfolio will send its shareholders tax information stating the amount and type of all its distributions for the year. Shareholders should consult their tax adviser about the federal, state, and local tax consequences in their particular circumstances.

--------------------------------------------------------------------------------

                                    GLOSSARY

--------------------------------------------------------------------------------

This Prospectus uses the following terms.

TYPES OF SECURITIES

Bonds are fixed, floating, and variable rate debt obligations.

Convertible securities are bonds, debentures, corporate notes, and preferred stocks that are convertible into common and preferred stock.

Debt securities are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other types of depositary receipts.

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and
(ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Fixed-income securities are debt securities, convertible securities, and preferred stocks, including floating rate and variable rate instruments. Fixed-income securities may be rated (or, if unrated, for purposes of the Portfolios' investment policies as may be determined by the Adviser to be of equivalent quality) triple-A (Aaa or AAA), high quality (Aa or AA or above), high grade (A or above) or investment grade (Baa or BBB or above) by, as the case may be, Moody's, S&P or Fitch, or may be lower-rated securities. In the case of "split-rated" fixed-income securities (i.e., securities assigned non-equivalent credit quality ratings, such as Baa by Moody's but BB by S&P or Ba by Moody's and BB by S&P but B by Fitch), a Portfolio will use the rating deemed by the Adviser to be the most appropriate under the circumstances.

Mortgage-related securities are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related, and private organizations. These securities include:

     o    ARMS, which are adjustable-rate mortgage securities;

     o    SMRS, which are stripped mortgage-related securities;

     o    CMOs, which are collateralized mortgage obligations;

     o GNMA certificates, which are securities issued by the Government National Mortgage Association or GNMA;

     o FNMA certificates, which are securities issued by the Federal National Mortgage Association or FNMA; and

     o FHLMC certificates, which are securities issued by the Federal Home Loan Mortgage Corporation or FHLMC.

Non-U.S. fixed-income securities are securities issued by foreign governments and non-U.S. companies.

RATING AGENCIES and RATED SECURITIES

Fitch is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

Lower-rated securities are fixed-income securities rated Ba (including Ba1, Ba2 and Ba3) or BB (including BB+ and BB-) or below, or determined by the Adviser to be of equivalent quality, and are commonly referred to as "junk bonds."

Moody's is Moody's Investors Service, Inc.

NRSRO is a nationally recognized statistical rating organization.

S&P is Standard & Poor's Ratings Services.

OTHER

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Duration is a measure of a fixed-income security's or portfolio's sensitivity to interest rate changes. It is expressed as a number of years. The higher the number, the greater the risk is. Under normal circumstances, for example, if a Portfolio has a duration of four years, its value will change by 4% if interest rates change by 1%; a duration of two years will result in a 2% change in value, and so on. Thus, shorter duration bonds result in lower expected volatility.

Exchange is the New York Stock Exchange.

Securities Act is the Securities Act of 1933, as amended.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Portfolio's financial performance for the past five years (or, if shorter, the period of the Portfolio's operations). Certain information reflects financial results for a single share of each Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information for the three most recently completed fiscal years has been audited by KPMG LLP, the independent registered public accounting firm for the Portfolios, whose report, along with the Portfolios' financial statements, is included in the Portfolios' annual report, which is available upon request. The information for the prior period was audited by the Portfolios' previous independent accounting firm.


                                              AllianceBernstein U.S. Value Portfolio

                                                                                                                       May 20,
                                                               Year Ended        Year Ended        Year Ended        2005(a) to
                                                               August 31,        August 31,        August 31,        August 31,
                                                                  2008              2007              2006              2005
                                                             -------------     -------------     -------------     -------------
Net asset value, beginning of period ......................  $       12.44     $       11.41     $       10.32     $       10.00

Income From Investment Operations
Net investment income (b) .................................            .31               .31               .27               .08
Net realized and unrealized gain on investment transactions          (2.75)             1.22              1.11               .28
                                                             -------------     -------------     -------------     -------------
Net increase in net asset value from operations ...........          (2.44)             1.53              1.38               .36
                                                             -------------     -------------     -------------     -------------

Less: Dividends and Distributions
Dividends from net investment income ......................           (.31)             (.30)             (.21)             (.04)
Distributions from net realized gain on investment
   transactions ...........................................           (.42)             (.20)             (.08)              -0-
                                                             -------------     -------------     -------------     -------------
Total dividends and distributions .........................           (.73)             (.50)             (.29)             (.04)
                                                             -------------     -------------     -------------     -------------
Net asset value, end of period ............................  $        9.27     $       12.44     $       11.41     $       10.32
                                                             =============     =============     =============     =============

Total Return
Total investment return based on net asset value (c) ......         (20.55)%           13.55%            13.60%             3.58%

Ratios/Supplemental Data
Net assets, end of period (000s omitted) ..................  $   2,520,943     $   2,573,340     $   1,822,032     $   1,355,032
Ratio to average net assets of:
   Expenses ...............................................            .02%              .02%              .04%              .07%(d)
   Net investment income ..................................           2.93%             2.49%             2.48%             2.84%(d)
Portfolio turnover rate ...................................             20%               22%               14%               21%


                                     AllianceBernstein U.S. Large Cap Growth Portfolio

                                                                                                                 May 20,
                                                         Year Ended        Year Ended        Year Ended        2005(a) to
                                                         August 31,        August 31,        August 31,        August 31,
                                                            2008              2007              2006              2005
                                                       -------------     -------------     -------------     -------------
Net asset value, beginning of period ...............   $       12.47     $       11.09     $       10.73     $       10.00

Income From Investment Operations
Net investment income (b) ..........................             .10               .10               .07               .02
Net realized and unrealized gain on investment
   transactions ....................................           (1.04)             1.57               .38               .72
                                                       -------------     -------------     -------------     -------------
Net increase in net asset value from operations ....            (.94)             1.67               .45               .74
                                                       -------------     -------------     -------------     -------------

Less: Dividends and Distributions
Dividends from net investment income ...............            (.10)             (.09)             (.06)             (.01)
Distributions from net realized gain on investment
   transactions ....................................            (.35)             (.20)             (.03)              -0-
                                                       -------------     -------------     -------------     -------------
Total dividends and distributions ..................            (.45)             (.29)             (.09)             (.01)
                                                       -------------     -------------     -------------     -------------
Net asset value, end of period .....................   $       11.08     $       12.47     $       11.09     $       10.73
                                                       =============     =============     =============     =============

Total Return
Total investment return based on net asset value (c)           (8.06)%           15.23%             4.10%             7.38%

Ratios/Supplemental Data
Net assets, end of period (000s omitted) ...........   $   2,532,269     $   2,608,154     $   1,775,474     $   1,397,037
Ratio to average net assets of:
   Expenses ........................................             .02%              .02%              .04%              .05%(d)
   Net investment income ...........................             .86%              .80%              .64%              .62%(d)
Portfolio turnover rate ............................              93%               92%               64%               13%


                                 AllianceBernstein Global Real Estate Investment Portfolio

                                                                                                                 May 20,
                                                         Year Ended        Year Ended        Year Ended        2005(a) to
                                                         August 31,        August 31,        August 31,        August 31,
                                                            2008              2007              2006              2005
                                                       -------------     -------------     -------------     -------------
Net asset value, beginning of period ...............   $       13.90     $       13.14     $       10.74     $       10.00

Income From Investment Operations
Net investment income (b) ..........................              36              0.27               .36               .09(e)
Net realized and unrealized gain on investment and
   foreign currency transactions ...................           (2.32)             1.59              2.47               .69
                                                                                           -------------     -------------
Net increase in net asset value from operations ....           (1.96)             1.86              2.83               .78
                                                       -------------     -------------     -------------     -------------

Less: Dividends and Distributions
Dividends from net investment income ...............           (1.33)             (.58)             (.37)             (.04)
Distributions from net realized gain on investment
   transactions ....................................           (1.05)             (.52)             (.06)              -0-
                                                       -------------     -------------     -------------     -------------
Total dividends and distributions ..................           (2.38)            (1.10)             (.43)             (.04)
                                                       -------------     -------------     -------------     -------------
Net asset value, end of period .....................   $        9.56     $       13.90     $       13.14     $       10.74
                                                       =============     =============     =============     =============

Total Return
Total investment return based on net asset value (c)          (17.38)%           14.33%            27.18%             7.80%

Ratios/Supplemental Data
Net assets, end of period (000s omitted) ...........   $   1,132,381     $   1,203,895     $     832,695     $     508,737
Ratio to average net assets of:
   Expenses, net of waivers/reimbursements .........             .07%              .06%              .09%              .15%(d)
   Expenses, before waivers/reimbursements .........             .07%              .06%              .09%              .16%(d)
   Net investment income ...........................            3.11%             1.90%             3.07%             3.14%(d)(e)
Portfolio turnover rate ............................              46%               49%               46%                7%



                                      AllianceBernstein International Value Portfolio

                                                                                                                May 20,
                                                         Year Ended        Year Ended        Year Ended        2005(a) to
                                                         August 31,        August 31,        August 31,        August 31,
                                                            2008              2007              2006              2005
                                                       -------------     -------------     -------------     -------------
Net asset value, beginning of period ...............   $       14.88     $       13.84     $       10.89     $       10.00

Income From Investment Operations
Net investment income (b) ..........................             .45               .42               .38               .10(e)
Net realized and unrealized gain on investment and
   foreign currency transactions ...................           (3.18)             2.29              3.04               .87
                                                       -------------     -------------     -------------     -------------
Net increase in net asset value from operations ....           (2.73)             2.71              3.42               .97
                                                       -------------     -------------     -------------     -------------

Less: Dividends and Distributions
Dividends from net investment income ...............            (.43)             (.55)             (.26)             (.08)
Distributions from net realized gain on investment
   transactions ....................................           (1.35)            (1.12)             (.21)              -0-
                                                       -------------     -------------     -------------     -------------
Total dividends and distributions ..................           (1.78)            (1.67)             (.47)             (.08)
                                                       -------------     -------------     -------------     -------------
Net asset value, end of period .....................   $       10.37     $       14.88     $       13.84     $       10.89
                                                       =============     =============     =============     =============

Total Return
Total investment return based on net asset value (c)          (20.92)%           20.64%            32.16%             9.71%

Ratios/Supplemental Data
Net assets, end of period (000s omitted) ...........   $   1,228,477     $   1,315,984     $     997,371     $     788,432
Ratio to average net assets of:
   Expenses, net of waivers/reimbursements .........             .07%              .08%              .10%              .15%(d)
   Expenses, before waivers/reimbursements .........             .07%              .08%              .10%              .94%(d)
   Net investment income ...........................            3.49%             2.89%             3.09%             3.56%(d)(e)
Portfolio turnover rate ............................              31%               31%               27%               23%


                                          AllianceBernstein International Growth Portfolio

                                                                                                                    May 20,
                                                        Year Ended          Year Ended          Year Ended        2005(a) to
                                                        August 31,          August 31,          August 31,        August 31,
                                                           2008                2007                2006              2005
                                                      -------------       -------------       -------------     -------------
Net asset value, beginning of period ...............  $       13.98       $       12.54       $       10.57     $       10.00

Income From Investment Operations
Net investment income (b) ..........................            .38                 .34                 .23               .05(e)
Net realized and unrealized gain on investment and
   foreign currency transactions ...................          (1.89)               1.86                1.95               .54
Contribution from Adviser ..........................           0.00(f)             0.00(f)              -0-               -0-
                                                      -------------       -------------       -------------     -------------
Net increase in net asset value from operations ....          (1.51)               2.20                2.18               .59
                                                      -------------       -------------       -------------     -------------

Less: Dividends and Distributions
Dividends from net investment income ...............           (.38)               (.27)               (.19)             (.02)
Distributions from net realized gain on investment
   transactions ....................................           (.82)               (.49)               (.02)              -0-
                                                      -------------       -------------       -------------     -------------
Total dividends and distributions ..................          (1.20)               (.76)               (.21)             (.02)
                                                      -------------       -------------       -------------     -------------
Net asset value, end of period .....................  $       11.27       $       13.98       $       12.54     $       10.57
                                                      =============       =============       =============     =============

Total Return
Total investment return based on net asset value (c)         (12.46)%             18.08%              20.88%             5.93%

Ratios/Supplemental Data
Net assets, end of period (000s omitted) ...........  $   1,245,979       $   1,328,927       $     886,431     $     517,594
Ratio to average net assets of:
   Expenses, net of waivers/reimbursements .........            .06%                .07%                .11%              .15%(d)
   Expenses, before waivers/reimbursements .........            .06%                .07%                .11%              .24%(d)
   Net investment income ...........................           2.81%               2.50%               1.96%             1.78%(d)(e)
Portfolio turnover rate ............................             85%                 82%                105%               19%


                                      AllianceBernstein Small-Mid Cap Value Portfolio

                                                                                                           May 20,
                                                         Year Ended      Year Ended      Year Ended      2005(a) to
                                                         August 31,      August 31,      August 31,      August 31,
                                                            2008            2007            2006            2005
                                                       -----------     -----------     -----------     -----------
Net asset value, beginning of period ...............   $     12.79     $     11.08     $     10.65     $     10.00

Income From Investment Operations
Net investment income (b) ..........................           .19             .24             .16             .04(e)
Net realized and unrealized gain on investment
   transactions ....................................          (.96)           1.80             .40             .63
                                                       -----------     -----------     -----------     -----------
Net increase in net asset value from operations ....          (.77)           2.04             .56             .67
                                                       -----------     -----------     -----------     -----------

Less: Dividends
Dividends from net investment income ...............          (.18)           (.23)           (.13)           (.02)
Distributions from net realized gain on investment
   transactions ....................................          (.65)           (.10)            -0-             -0-
                                                       -----------     -----------     -----------     -----------
Total dividends and distributions ..................          (.83)           (.33)           (.13)           (.02)
                                                       -----------     -----------     -----------     -----------
Net asset value, end of period .....................   $     11.19     $     12.79     $     11.08     $     10.65
                                                       ===========     ===========     ===========     ===========

Total Return
Total investment return based on net asset value (c)         (6.29)%         18.64%           5.24%           6.72%

Ratios/Supplemental Data
Net assets, end of period (000s omitted) ...........   $   685,788     $   648,401     $   444,250     $   320,038
Ratio to average net assets of:
   Expenses, net of waivers/reimbursements .........           .04%            .04%            .07%            .15%(d)
   Expenses, before waivers/reimbursements .........           .04%            .04%            .07%            .34%(d)
   Net investment income ...........................          1.67%           1.93%           1.45%           1.62%(d)(e)
Portfolio turnover rate ............................            38%             33%             42%              8%


                                      AllianceBernstein Small-Mid Cap Growth Portfolio

                                                                                                             May 20,
                                                         Year Ended      Year Ended        Year Ended      2005(a) to
                                                         August 31,      August 31,        August 31,      August 31,
                                                            2008            2007              2006            2005
                                                       -----------     -----------       -----------     -----------
Net asset value, beginning of period ...............   $     14.79     $     11.84       $     10.99     $     10.00

Income From Investment Operations
Net investment income (b) ..........................           .05             .06               .04             .01(e)
Net realized and unrealized gain on investment
   transactions ....................................          (.78)           3.16               .84             .99
Contribution from Adviser ..........................           .01            0.00(f)            -0-             -0-
                                                       -----------     -----------       -----------     -----------
Net increase in net asset value from operations ....          (.72)           3.22               .88            1.00
                                                       -----------     -----------       -----------     -----------

Less: Dividends
Dividends from net investment income ...............          (.06)           (.04)             (.03)           (.01)
Distributions from net realized gain on investment
   transactions ....................................         (1.39)           (.23)              -0-             -0-
                                                       -----------     -----------       -----------     -----------
Total dividends and distributions ..................         (1.45)           (.27)             (.03)           (.01)
                                                       -----------     -----------       -----------     -----------
Net asset value, end of period .....................   $     12.62     $     14.79       $     11.84     $     10.99
                                                       ===========     ===========       ===========     ===========

Total Return
Total investment return based on net asset value (c)         (5.84)%         27.50%             8.00%           9.97%

Ratios/Supplemental Data
Net assets, end of period (000s omitted) ...........   $   686,291     $   668,771       $   429,431     $   287,536
Ratio to average net assets of:
   Expenses, net of waivers/reimbursements .........            04%            .05%              .07%            .15%(d)
   Expenses, before waivers/reimbursements .........           .04%            .05%              .07%            .41%(d)
   Net investment income ...........................           .39%            .45%              .33%            .37%(d)(e)
Portfolio turnover rate ............................            88%             88%               83%             21%


                                          AllianceBernstein Short Duration Bond Portfolio

                                                                                                                 May 20,
                                                         Year Ended        Year Ended        Year Ended        2005(a) to
                                                         August 31,        August 31,        August 31,        August 31,
                                                            2008              2007              2006              2005
                                                       -------------     -------------     -------------     -------------
Net asset value, beginning of period ...............   $        9.87     $        9.93     $       10.04     $       10.00

Income From Investment Operations
Net investment income (b) ..........................             .46               .52               .47               .09(e)
Net realized and unrealized loss on investment
   transactions ....................................            (.49)             (.08)             (.14)             (.01)
                                                       -------------     -------------     -------------     -------------
Net increase in net asset value from operations ....            (.03)              .44               .33               .08
                                                       -------------     -------------     -------------     -------------

Less: Dividends
Dividends from net investment income ...............            (.47)             (.50)             (.44)             (.04)
                                                       -------------     -------------     -------------     -------------
Net asset value, end of period .....................   $        9.37     $        9.87     $        9.93     $       10.04
                                                       =============     =============     =============     =============

Total Return
Total investment return based on net asset value (c)            (.40)%            4.51%             3.39%              .82%

Ratios/Supplemental Data
Net assets, end of period (000s omitted) ...........   $   1,298,541     $   1,272,076     $     960,111     $     652,505
Ratio to average net assets of:
   Expenses, net of waivers/reimbursements .........             .03%              .02%              .05%              .15%(d)
   Expenses, before waivers/reimbursements .........             .03%              .02%              .05%              .19%(d)
   Net investment income ...........................            4.75%             5.23%             4.69%             3.88%(d)(e)
Portfolio turnover rate ............................             116%              138%              185%               83%


                                     AllianceBernstein Intermediate Duration Bond Portfolio

                                                                                                                  May 20,
                                                          Year Ended        Year Ended        Year Ended        2005(a) to
                                                          August 31,        August 31,        August 31,        August 31,
                                                             2008              2007              2006              2005
                                                        -------------     -------------     -------------     -------------
Net asset value, beginning of period ................   $        9.87     $        9.86     $       10.12     $       10.00

Income From Investment Operations
Net investment income (b) ...........................             .50               .49               .48               .11
Net realized and unrealized gain (loss) on investment
    and foreign currency transactions ...............            (.16)           -0-(f)              (.28)              .08
                                                        -------------     -------------     -------------     -------------
Net increase in net asset value from operations .....             .34               .49               .20               .19
                                                        -------------     -------------     -------------     -------------

Less: Dividends
Dividends from net investment income ................            (.51)             (.48)             (.46)             (.07)
                                                        -------------     -------------     -------------     -------------
Net asset value, end of period ......................   $        9.70     $        9.87     $        9.86     $       10.12
                                                        =============     =============     =============     =============

Total Return
Total investment return based on net asset value (c)             3.51%             5.03%             2.13%             1.95%

Ratios/Supplemental Data
Net assets, end of period (000s omitted) ............   $   1,654,416     $   1,599,652     $   1,076,281     $     807,065
Ratio to average net assets of:
   Expenses .........................................             .03%              .04%              .06%              .10%(d)
   Net investment income ............................            5.01%             5.01%             4.89%             4.13%(d)
Portfolio turnover rate .............................             114%              236%              513%              206%


                                 AllianceBernstein Inflation-Protected Securities Portfolio

                                                                                                           May 20,
                                                         Year Ended      Year Ended      Year Ended      2005(a) to
                                                         August 31,      August 31,      August 31,      August 31,
                                                           2008            2007            2006            2005
                                                        -----------     -----------     -----------     -----------
Net asset value, beginning of period ................   $      9.99     $      9.91     $     10.01     $     10.00

Income From Investment Operations
Net investment income (b) ...........................           .69             .49             .57             .09(e)
Net realized and unrealized gain (loss) on investment
   transactions .....................................           .52            (.06)           (.36)            -0-
Contribution from Adviser ...........................           -0-             -0-(f)          -0-             -0-
                                                        -----------     -----------     -----------     -----------
Net increase in net asset value from operations .....          1.21             .43             .21             .09
                                                        -----------     -----------     -----------     -----------

Less: Dividends and Distributions
Dividends from net investment income ................          (.46)           (.35)           (.30)           (.08)
Distributions from net realized gain on investment
   transactions .....................................           -0-             -0-            (.01)            -0-
                                                        -----------     -----------     -----------     -----------

Total dividends and distributions ...................          (.46)           (.35)           (.31)           (.08)
                                                        -----------     -----------     -----------     -----------
Net asset value, end of period ......................   $     10.74     $      9.99     $      9.91     $     10.01
                                                        ===========     ===========     ===========     ===========

Total Return
Total investment return based on net asset value (c)          12.45%           4.44%           2.11%            .92%

Ratios/Supplemental Data
Net assets, end of period (000s omitted) ............   $   688,918     $   643,549     $   447,210     $   263,128
Ratio to average net assets of:
   Expenses, net of waivers/reimbursements ..........           .04%            .04%            .07%            .15%(d)
   Expenses, before waivers/reimbursements ..........           .04%            .04%            .07%            .52%(d)
   Net investment income ............................          6.63%           4.98%           5.83%           4.34%(d)(e)
Portfolio turnover rate .............................             9%             12%             13%              3%


                                           AllianceBernstein High Yield Portfolio

                                                                                                           May 20,
                                                         Year Ended      Year Ended      Year Ended      2005(a) to
                                                         August 31,      August 31,      August 31,      August 31,
                                                           2008            2007            2006            2005
                                                        -----------     -----------     -----------     -----------
Net asset value, beginning of period ................   $      9.89     $      9.99     $     10.35     $     10.00

Income From Investment Operations
Net investment income (b) ...........................           .78             .77             .75             .20(e)
Net realized and unrealized gain (loss) on investment
   and foreign currency transactions ................         (1.03)           (.15)           (.35)            .24
                                                        -----------     -----------     -----------     -----------
Net increase in net asset value from operations .....          (.25)            .62             .40             .44
                                                        -----------     -----------     -----------     -----------

Less: Dividends and Distributions
Dividends from net investment income ................          (.77)           (.72)           (.75)           (.09)
Distributions from net realized gain on investment
   transactions .....................................           -0-             -0-            (.01)            -0-
                                                        -----------     -----------     -----------     -----------
Total dividends and distributions ...................          (.77)           (.72)           (.76)           (.09)
                                                        -----------     -----------     -----------     -----------
Net asset value, end of period ......................   $      8.87     $      9.89     $      9.99     $     10.35
                                                        ===========     ===========     ===========     ===========

Total Return
Total investment return based on net asset value (c)          (2.76)%          6.22%           4.06%           4.38%

Ratios/Supplemental Data
Net assets, end of period (000s omitted) ............   $   526,850     $   495,833     $   325,931     $   258,236
Ratio to average net assets of:
   Expenses, net of waivers/reimbursements ..........           .05%            .06%            .09%            .20%(d)
   Expenses, before waivers/reimbursements ..........           .05%            .06%            .09%            .45%(d)
   Net investment income ............................          8.19%           7.50%           7.47%           7.42%(d)(e)
Portfolio turnover rate .............................            25%             49%             64%             23%


----------

(a)  Commencement of operations.

(b)  Based on average shares outstanding during the period.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)  Annualized.

(e)  Net of fees waived/reimbursed by the Adviser.

(f)  Amount is less than $0.005.

--------------------------------------------------------------------------------

                                   APPENDIX A

                                  BOND RATINGS

--------------------------------------------------------------------------------

MOODY'S INVESTORS SERVICE, INC.

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.   An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.

3.   There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS SERVICES

AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

FITCH RATINGS

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

NR--Indicates that Fitch does not rate the specific issue.

DOMINION BOND RATING SERVICE LIMITED

Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The AAA and D categories do not utilize "high", "middle", and "low" as differential grades.

AAA--Long-term debt rated AAA is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that Dominion has set for this category, few entities are able to achieve a AAA rating.

AA--Long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated AAA only to a small degree. Given the extremely restrictive definition Dominion has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A--Long-term debt rated "A" is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of AA rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

BBB--Long-term debt rated BBB is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

BB--Long-term debt rated BB is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

B--Long-term debt rated B is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC, CC and C--Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated B. Long-term debt rated below B often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with CC and C normally used for lower ranking debt of companies for which the senior debt is rated in the CCC to B range.

D--A security rated D implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, Dominion may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by Dominion.

For more information about the Portfolios, the following documents are available upon request:

Annual and Semi-Annual Reports to Shareholders

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

Statement of Additional Information (SAI)

The Portfolios' SAI contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI and the independent registered public accounting firm's report and financial statements in the Portfolios' most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or SAI, or make inquiries concerning the Portfolios, by contacting the Adviser:

By mail:  c/o AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

By phone: For Information: (800) 221-5672
          For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

o Call the Commission at 1-202-551-5850 for information on the operation of the Public Reference Room.

o Reports and other information about the Portfolio are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Wash. DC 20549-0102.

On the Internet:      www.sec.gov

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner AllianceBernstein L.P.

Investment Company Act File No. 811-21673

SK 00250 0157 919729

                    THE ALLIANCEBERNSTEIN POOLING PORTFOLIOS:

                     ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO
                ALLIANCEBERNSTEIN U.S. LARGE CAP GROWTH PORTFOLIO
            ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT PORTFOLIO
                 ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO
                ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO
                 ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO
             ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO
           ALLIANCEBERNSTEIN INFLATION-PROTECTED SECURITIES PORTFOLIO
                     ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO
                 ALLIANCEBERNSTEIN SMALL-MID CAP VALUE PORTFOLIO
                ALLIANCEBERNSTEIN SMALL-MID CAP GROWTH PORTFOLIO
             (each a "Portfolio" and collectively, the "Portfolios")

    ------------------------------------------------------------------------

                  c/o AllianceBernstein Investor Services, Inc.
                 P.O. Box 786003, San Antonio, Texas 78278-6003
                            Toll Free (800) 221-5672
                    For Literature: Toll Free (800) 227-4618
    ------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                December 31, 2008

   ------------------------------------------------------------------------


      This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the Portfolios' current prospectus (the "Prospectus") dated December 31, 2008 as revised or supplemented from time to time. Financial statements for the Portfolios are included in the annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectus and annual report may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or the "For Literature" telephone number shown above.


-------------------
AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

                                TABLE OF CONTENTS


INVESTMENT POLICIES AND PRACTICES

INVESTMENT RESTRICTIONS

MANAGEMENT OF THE PORTFOLIOS

PORTFOLIO TRANSACTIONS

EXPENSES OF THE PORTFOLIOS

PURCHASE OF SHARES

REDEMPTION OF SHARES

NET ASSET VALUE

DIVIDENDS, DISTRIBUTIONS AND TAXES

GENERAL INFORMATION

FINANCIAL STATEMENTS AND REPORT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

APPENDIX A - DESCRIPTION OF CORPORATE BOND RATINGS               A-1

APPENDIX B - STATEMENT OF POLICIES AND
              PROCEDURES FOR PROXY VOTING                        B-1

------------------------------------------------------------------------------

                        INVESTMENT POLICIES AND PRACTICES
------------------------------------------------------------------------------

      The following investment policies and restrictions supplement and should be read in conjunction with the information set forth in the Prospectus. The AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein Global Real Estate Investment Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Inflation-Protected Securities Portfolio, AllianceBernstein High-Yield Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio and AllianceBernstein Small-Mid Cap Growth Portfolio are each a series of The AllianceBernstein Pooling Portfolios (the "Trust"). Each Portfolio is a diversified, open-end investment company.


Derivatives
-----------

      A Portfolio may, but is not required to, use derivatives for risk management purposes or as part of its investment practices. Derivatives are financial contracts whose value depend on, or are derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated. A Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

      The four principal types of derivatives, which include options, futures, forwards and swaps, as well as the methods in which they may be used by each Portfolio are described below.

      Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards ("NDFs") specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

      Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

      Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call") or sell (a "put") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Investments in options are considered speculative. A Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to a Portfolio. A Portfolio will not purchase put and call options if, as a result, more than 10% of its total assets would be invested in such options.

      Swaps. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Swap transactions also include credit default swaps in which one party pays a periodic fee, typically expressed in basis points on a notional amount, in return for a contingent payment by the counterparty following a credit event in a specific debt obligation or obligations. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount.

      Risks of Derivatives. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand in considering the proposed amendment of a Portfolio's investment policies.

                  -- Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to a Portfolio's interest.

                  -- Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

                  -- Credit Risk. This is the risk that a loss may be sustained by a Portfolio as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearinghouse, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, a Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

                  -- Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

                  -- Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

                  -- Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering a Portfolio's investment objective.

Use of Options, Futures, Forwards and Swaps by a Portfolio.
----------------------------------------------------------

      - Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed-upon price at a future date. Forward currency exchange contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward currency exchange contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

      A Portfolio will enter into forward currency exchange contracts to attempt to minimize the risk to a Portfolio from adverse changes in the relationship between the U.S. Dollar and other currencies. A Portfolio may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with its transactions in foreign currency futures contracts. A Portfolio may also purchase or sell forward currency exchange contracts for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

      If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, a Portfolio may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

      A Portfolio may also use forward currency exchange contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. For example, a Portfolio may enter into a foreign currency exchange contract to purchase a currency if the Adviser expects the currency to increase in value. A Portfolio would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, a Portfolio may enter into a foreign currency exchange contract to sell a currency if the Adviser expects the currency to decrease in value. A Portfolio would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.

       The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved. A Portfolio will segregate and mark to market liquid assets in an amount at least equal to a Portfolio's obligations under any forward currency exchange contracts.

      - Options on Securities. A Portfolio may write and purchase call and put options on securities. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise a Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to a Portfolio.

      A Portfolio may write a put or call option in return for a premium, which is retained by a Portfolio whether or not the option is exercised. A Portfolio will not write uncovered call or put options on securities. A call option written by a Portfolio is "covered" if a Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than the call option it has written. A put option written by a Portfolio is covered if a Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than the put option it has written.

      A Portfolio may also write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. By writing a straddle, a Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and a Portfolio will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

      By writing a call option, a Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium. A Portfolio may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit a Portfolio to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

      A Portfolio may purchase call options to hedge against an increase in the price of securities that a Portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit a Portfolio to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to a Portfolio and a Portfolio will suffer a loss on the transaction to the extent of the premium paid.

      A Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. A Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.

      -Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

      A Portfolio may write (sell) call and put options and purchase call and put options on securities indices. If a Portfolio purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a Portfolio's investments does not decline as anticipated, or if the value of the option does not increase, a Portfolio's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of a Portfolio's security holdings.

      The purchase of call options on securities indices may be used by a Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when a Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Portfolio will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities a Portfolio owns.

      -Options on Foreign Currencies. A Portfolio may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, a Portfolio will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

      Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

      A Portfolio may write options on foreign currencies for hedging purposes or to increase return. For example, where a Portfolio anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

      Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow a Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and a Portfolio will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

      In addition to using options for the hedging purposes described above, a Portfolio may also invest in options of foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies. A Portfolio may use options on currency to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. For example, a Portfolio may purchase call options in anticipation of an increase in the market value of a currency. A Portfolio would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, a Portfolio would realize no gain or a loss on the purchase of the call option. Put options may be purchased by a Portfolio for the purpose of benefiting from a decline in the value of a currency that a Portfolio does not own. A Portfolio would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, a Portfolio would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.


      Special Risks Associated with Options on Currency. An exchange-traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a Portfolio will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Portfolio would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.

      -Futures Contracts and Options on Futures Contracts. Futures contracts that a Portfolio may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities. A Portfolio may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.

          Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in a Portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value ("NAV") of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

      A Portfolio may purchase and sell foreign currency futures contracts for hedging purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. Each Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, a Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

      Conversely, a Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, a Portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

      A Portfolio may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Portfolio may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

      A Portfolio may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, a Portfolio may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. The risks associated with foreign currency futures contracts and options on futures are similar to those associated with options on foreign currencies, as described above. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

      Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of a Portfolio's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that a Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

      The Portfolios have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.

      Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges.

      The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in a Portfolio's portfolio. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in a Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which a Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, a Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Portfolio's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

      A Portfolio may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or part, by a profit on the option. If the anticipated market decline were not to occur, a Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, a Portfolio will suffer a loss equal to the price of the call, but the securities that a Portfolio intends to purchase may be less expensive.


      - Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, a Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Portfolio is a buyer and no credit event occurs, a Portfolio it will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

      Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if a Portfolio is a buyer and no credit event occurs, it will lose its periodic stream of payments over the term of the contract. In addition, the value of the reference obligation received by a Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to a Portfolio.

          - Currency Swaps. A Portfolio may enter into currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". Currency swaps involve the exchange by a Portfolio with another party of a series of payments in specified currencies. Since currency swaps are individually negotiated, a Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis and an amount of liquid assets having an aggregate ("NAV") at least equal to the accrued excess will be maintained in a segregated account by a Portfolio's custodian. A Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transactions.

      Interest Rate Transactions. A Portfolio may enter into interest rate swap, cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities a Portfolio anticipates purchasing at a later date. A Portfolio also may invest in interest rate transaction futures.

      Interest Rate Swaps. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

      Interest Rate Caps and Floors. Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.

      The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that a Portfolio is contractually obligated to make. A Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating.

      - Eurodollar Instruments. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate and are subject to the same limitations and risks as other futures contracts and options.

      - Currency Transactions. A Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser will actively manage a Portfolio's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).


Loan Participations and Assignments
-----------------------------------


      A Portfolio may invest in fixed or floating rate corporate loans ("Loans" and each, a "Loan") either by participating as co-lender at the time the loan is originated ("Participations") or by buying an interest in the loan in the secondary market from a financial institution or institutional investor ("Assignments"). The financial status of an institution interposed between a Portfolio and a borrower may affect the ability of a Portfolio to receive principal and interest payments.


      The success of a Portfolio may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agent banks typically have broad discretion in enforcing loan agreements.


      A Portfolio's investment in Participations typically will result in a Portfolio having a contractual relationship only with the financial institution arranging the Loan with the borrower (the "Lender") and not with the borrower directly. A Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation; but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation impaired. A Portfolio will acquire Participations only if the Lender interpositioned between a Portfolio and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher.


Mortgage-Related Securities and Other Asset-Backed Securities
-------------------------------------------------------------


      The mortgage-related securities in which the Portfolio may invest typically are securities representing interests in pools of mortgage loans made by lenders such as savings and loan associations, mortgage bankers and commercial banks and are assembled for sale to investors (such as the Portfolio) by governmental, government-related or private organizations. Private organizations include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies, special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package loans for resales as mortgage-related securities. Specifically, these securities may include pass-through mortgage-related securities, collateralized mortgage obligations ("CMOs"), CMO residuals, adjustable-rate mortgage securities ("ARMS"), stripped mortgage-backed securities ("SMBSs"), commercial mortgage-backed securities, "to be announced" ("TBA") mortgage-backed securities, mortgage dollar rolls, collateralized obligations and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property and other assets.


      Pass-Through Mortgage-Related Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by GNMA, are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.


      The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions. The assumed average life of pools of mortgages having terms of less than 30 years, is less than 12 years, but typically not less than 5 years.


      Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Portfolio. The compounding effect from reinvestment of monthly payments received by the Portfolio will increase the yield to shareholders compared with bonds that pay interest semi-annually.


      The principal governmental (i.e., backed by the full faith and credit of the United States Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.


      Government-related (i.e., not backed by the full faith and credit of the United States Government) guarantors include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation and oversight by the Office of Federal Housing Enterprise Oversight ("OFHEO"). FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC is a corporate instrumentality of the United States Government whose stock is owned by private stockholders. Participation certificates issued by FHLMC, which represent interests in mortgages from FHLMC's national portfolio, are guaranteed by FHLMC as to the timely payment of interest and ultimate collection of principal but are not backed by the full faith and credit of the United States Government.


      Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers create pass-through pools of conventional residential mortgage loans. Securities representing interests in pools created by non-governmental private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded.


      The structuring of the pass-through pool may also provide credit enhancement. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a SPV in multiple classes or "tranches", with one or more classes being senior to other subordinated classes as to payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" (in which case cash or investments sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). There can be no guarantee the credit enhancements, if any will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.


      In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guaranteed. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms, including interest rate, term, size, purposes and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.


      Collateralized Mortgage Obligations. Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.


      Adjustable-Rate Mortgage Securities. Another type of mortgage-related security, known as adjustable-rate mortgage securities ("ARMS"), bears interest at a rate determined by reference to a predetermined interest rate or index. ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.


      Stripped Mortgage-Related Securities. Stripped mortgage-related securities
(SMRS) are mortgage related securities that are usually structured with separate classes of securities collateralized by a pool of mortgages or a pool of mortgage backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities (IOs) receiving all of the interest payments from the underlying assets and one class of principal-only securities (POs) receiving all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease and are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates.


      The Portfolio will only invest in SMRS that are issued by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the United States. Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the complexity of these instruments and the smaller number of investors in the sector can lend to illiquid markets in the sector.


      Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities are securities that represent an interest in, or are secured by, mortgage loans secured by multifamily or commercial properties, such as industrial and warehouse properties, office buildings, retail space and shopping malls, and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. Commercial mortgage-backed securities have been issued in public and private transactions by a variety of public and private issuers using a variety of structures, some of which were developed in the residential mortgage context, including multi-class structures featuring senior and subordinated classes. Commercial mortgage-backed securities may pay fixed or floating-rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.


      Certain Risks. The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, the Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The level of general interest rates, general economic conditions and other social and demographic factors affect the occurrence of mortgage prepayments. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.


      As with other fixed-income securities, there is also the risk of nonpayment of mortgage-related securities, particularly for those securities that are backed by mortgage pools that contain subprime loans. Market factors adversely affecting mortgage loan repayments include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or higher mortgage payments required to be made by holders of adjustable rate mortgages due to scheduled increases or increases due to higher interest rates.


      Subordinated mortgage-related securities may have additional risks. The subordinated mortgage-related security may serve as credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the subordinated securities. Therefore, if there are defaults on the underlying mortgage loans, the holders of subordinated mortgage-related securities will be less likely to receive payments of principal and interest and will be more likely to suffer a loss.


      Commercial mortgage-related securities, like all fixed-income securities, generally decline in value as interest rates rise. Moreover, although generally the value of fixed-income securities increases during periods of falling interest rates, this inverse relationship is not as marked in the case of single-family residential mortgage-related securities, due to the increased likelihood of prepayments during periods of falling interest rates, and may not be as marked in the case of commercial mortgage-related securities. The process used to rate commercial mortgage-related securities may focus on, among other factors, the structure of the security, the quality and adequacy of collateral and insurance, and the creditworthiness of the originators, servicing companies and providers of credit support.


      Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable there may be a limited market for these securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. In particular, the secondary markets for CMOs, IOs and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting the Portfolio's ability to buy or sell those securities at any particular time. Without an active trading market, mortgage-related securities held in the Portfolio's portfolio may be particularly difficult to value because of the complexities involved in the value of the underlying mortgages. In addition, the rating agencies may have difficulties in rating commercial mortgage-related securities through different economic cycles and in monitoring such ratings on a longer-term basis.


      As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline.


      Other Asset-Backed Securities. The Portfolio may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. For example, the Portfolio may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. These asset-backed securities are subject to risks associated with changes in interest rates, prepayment of underlying obligations and defaults similar to the risks of investment in mortgage-related securities discussed above.


      Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.


Repurchase Agreements and Buy/Sell Back Transactions
----------------------------------------------------


      A repurchase agreement is an agreement by which a Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date, normally one or a few days later. The resale price is greater than the purchase price and reflects an agreed-upon "interest rate" that is effective for the period of the time the buyer's money is invested in the security and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of the repurchase agreement, a Portfolio monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities or cash equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits a Portfolio to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit a Portfolio to earn a return on temporarily available cash while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by a Portfolio.


      The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, a Portfolio would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. A Portfolio may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce a Portfolio's rights. A Portoflio's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which a Portfolio enters into repurchase agreement transactions.


      A Portfolio may enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on a Portfolio's ability to enter into repurchase agreements. Currently, the Portfolios intend to enter into repurchase agreements only with their custodians and such primary dealers.


      A Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, A Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike, a repurchase agreement, however, the buy/sell transaction, though done simultaneously, is two separate legal agreements. A buy/sell transaction also differs from a repurchase agreement in that the seller is not required to provide margin payments if the value of the securities falls below the repurchase price because the transaction is two separate transactions. A Portfolio has the risk of changes in the value of the purchased security during the term of the buy/sell agreement although these agreements typically provide for the repricing of the original transaction at a new market price if the value of the security changes by a specific amount.


Reverse Repurchase Agreements and Dollar Rolls
----------------------------------------------

      Reverse repurchase agreements are identical to repurchase agreements except that rather than buying securities for cash subject to their repurchase by the seller, the Portfolio sells portfolio assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price slightly higher than the sale price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. Generally, the effect of a reverse repurchase agreement is that the Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the "interest cost" to the Portfolio of the reverse repurchase transaction, i.e., the difference between the sale and repurchase price for the securities, is less than the cost of otherwise obtaining the cash.

      Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

      Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. In addition, the use of these investments results in leveraging the Portfolio's common stocks because the Portfolio uses the proceeds to make investments in other fixed-income securities. Use of leverage is considered speculative and has, among other things, the risk that the Portfolio's NAV may be more volatile.

Illiquid Securities
-------------------

      A Portfolio will not invest in illiquid securities if immediately after such investment more than 15% or such other amount permitted by guidance regarding the Investment Company Act of 1940, as amended (the "1940 Act") of a Portfolio's net assets would be invested in such securities. For this purpose, illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by a Portfolio over-the-counter and the cover for options written by a Portfolio over-the-counter, and (c) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

      Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

      Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices.

      The Adviser, acting under the supervision of the Board of Trustees, will monitor the liquidity of restricted securities in a Portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Commission interpretation or position with respect to such type of securities.

Descriptions of Certain Money Market Securities in Which the
Portfolios May Invest
-------------------------------------------------------------

      Certificates of Deposit, Bankers' Acceptances and Bank Time Deposits. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

      Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

      Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest bearing account. At present, bank time deposits maturing in more than seven days are not considered by the Adviser to be readily marketable.

      Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations.

      Variable Notes. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by a Portfolio at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rate while the interest rate under variable amount floating rate notes fluctuates on a weekly basis. These notes permit daily changes in the amounts borrowed. The Portfolios have the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption 14 days after the initial investment therein. With both types of notes, therefore, the Portfolios' right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Portfolios consider earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a Portfolio may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated Aa or better by Moody's or AA or better by S&P, Fitch, or Duff & Phelps.


Lending of Portfolio Securities
-------------------------------


      The Portfolios may seek to increase income by lending portfolio securities. A principal risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, a Portfolio may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, the Manager will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Manager to be of good standing, and when, in the judgment of the Manager, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. A Portfolio may lend portfolio securities to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act.


      Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Securities and Exchange Commission (the "Commission"), such loans may be made only to member firms of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Portfolio will have the right to call a loan and obtain the securities loaned at any time on five days' notice. While securities are on loan, the borrower will pay a Portfolio any income from the securities. A Portfolio may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to a Portfolio's investment risks.


      A Portfolio will not, however, have the right to vote any securities having voting rights during the existence of the loan. A Portfolio will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions.


      The Portfolios may pay reasonable finders', administrative and custodial fees in connection with a loan.

Forward Commitments and When-Issued and Delayed Delivery Securities
-------------------------------------------------------------------

      Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, the Portfolios do not pay for the securities until they are received, and the Portfolios are required to create a segregated account with its custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Portfolios' forward commitments and "when-issued" or "delayed delivery" commitments.


      The use of forward commitments enables the Portfolios to protect against anticipated changes in exchange rates, interest rates and/or prices. For instance, the Portfolios may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). In addition, when the Portfolios believe that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolios' securities denominated in such foreign currency, or when the Portfolios believe that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). If the Adviser were to forecast incorrectly the direction of exchange rate movements, the Portfolios might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but the Portfolios enter into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If the Portfolios choose to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Portfolio assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Portfolios' net asset values.


      At the time the Portfolios intend to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.


      The Portfolios will enter into forward commitments and make commitments to purchase securities on a "when-issued" or "delayed delivery" basis only with the intention of actually acquiring the securities. However, the Portfolios may sell these securities before the settlement date if, in the opinion of the Adviser, it is deemed advisable as a matter of investment strategy.


      Although the Portfolios do not intend to enter into forward commitments for speculative purposes and the Portfolios intend to adhere to the provisions of Securities and Exchange Commission (the "Commission") policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, the Portfolios subject themselves to a risk of loss on such commitments as well as on their portfolio securities. Also, the Portfolios may have to sell assets which have been set aside in order to meet redemptions. In addition, if each Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, each Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, each Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than each Portfolio's payment obligation). In addition, no interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment.


Investments in Lower-Rated and Unrated Securities
-------------------------------------------------


      A Portfolio may invest, in some cases, substantially, in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt securities (i.e., rated C by Moody's or CCC or lower by S&P & Fitch) and unrated securities of equivalent investment quality. Debt securities with such a rating are considered by the rating organizations to be subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal.


      Lower-rated securities generally are considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Adviser may experience difficulty in valuing such securities and, in turn, the Portfolio's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Transaction costs with respect to lower-rated securities may be higher, and in some cases information may be less available, than is the case with investment grade securities.


      Non-rated securities will also be considered for investment by a Portfolio when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objectives and policies.


      The Adviser will try to reduce the risk inherent in investments in lower-rated fixed-income and unrated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-quality securities, the Adviser's research and credit analysis are a correspondingly more important aspect of its program for managing the Portfolio's securities than would be the case if the Portfolio did not invest in lower-rated securities. In considering investments for the Portfolio, the Adviser will attempt to identify high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.


      In seeking to achieve a Portfolio's investment objectives, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Portfolio's portfolio will be unavoidable. Moreover, medium and lower rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Portfolio.


      U.S. Corporate Fixed-Income Securities. The U.S. corporate fixed-income securities in which a Portfolio may invest may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Finally, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. A Portfolio may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as the Adviser believes such investment is consistent with the Portfolio's investment objectives. A Portfolio's rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.


Investment in Other Investment Companies
----------------------------------------

      The Portfolios may not invest in the securities of other registered open-end investment companies or in registered unit investment trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act but may otherwise invest in the securities of other investment companies to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules and regulations thereunder published by appropriate regulatory authorities. The Portfolios expect to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.

Short Sales
-----------


      A Portfolio may make short sales of securities or maintain a short position only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Portfolio owns an equal amount of such securities of the same issue as, and equal in amount to, the securities sold short. In addition, a Portfolio may not make a short sale if more than 33% of the Portfolio's net assets (taken at market value) is held as collateral for short sales at any one time. A short sale of a security involves the risk that, instead of declining, the price of the security sold short will rise. If the price of the securities sold short increases between the time of a short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a gain. The potential for the price of a fixed-income security sold short to rise is a function of both the remaining maturity of the obligation, its creditworthiness and its yield. Unlike short sales of equities or other instruments, potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity. However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or which pays a coupon that is high in relative or absolute terms, or which is denominated in a currency other than the U.S. Dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. See "Dividends, Distributions and Taxes-Tax Straddles" for a discussion of certain special federal income tax considerations that may apply to short sales which are entered into by the Portfolio.


Structured Securities
---------------------


      A Portfolio may invest securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include, for example, mortgage-related and other asset-backed securities. A Portfolio's investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which a Portfolio anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.


      The Portfolio is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities.


      Under the terms of subordinated securities, payments that would be made to their holders may be required to be made to the holders of more senior securities and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to holders of more senior securities). As a result, subordinated or junior securities will be disproportionately affected by a default or even a perceived decline in the creditworthiness of the issuer.


U.S. Government Securities
--------------------------


      U.S. Government securities may be backed by the full faith and credit of the United States, supported only by the right of the issuer to borrow from the U.S. Treasury or backed only by the credit of the issuing agency itself. These securities include: (i) the following U.S. Treasury securities, which are backed by the full faith and credit of the United States and differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to ten years with interest payable every six months) and U.S. Treasury bonds (generally maturities of greater than ten years with interest payable every six months); (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by GNMA, the Farmers Home Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Small Business Administration; and (iii) obligations issued or guaranteed by U.S. government agencies and instrumentalities that are not supported by the full faith and credit of the U.S. Government or a right to borrow from the U.S. Treasury, such as securities issued by the FNMA and FHLMC, and governmental collateralized mortgage obligations ("CMOs"). The maturities of the U.S. Government securities listed in paragraphs (i) and (ii) above usually range from three months to 30 years. Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amount with principal payments at maturity or specified call dates.


      U.S. Government securities also include zero coupon securities and principal-only securities and certain stripped mortgage-related securities. Zero coupon securities are described in more detail in "Zero Coupon Securities" below, and stripped mortgage-related securities and principal-only securities are described in more detail in "Mortgage-Related Securities and Other Asset-Backed Securities -Stripped Mortgage-Related Securities" above. In addition, other U.S. Government agencies and instrumentalities have issued stripped securities that are similar to SMRS.


      Inflation-protected securities, or IPS, such as Treasury Inflation-Protected Securities, or TIPS, are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.


      Inflation-protected securities tend to react to changes in real interest rates. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.


      TIPS, which are issued by the U.S Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 20 years.


      Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities' yield or value or the yield or value of the shares of the Portfolio that holds the securities.


      U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from other fixed-income securities.


Variable, Floating and Inverse Floating Rate Securities
-------------------------------------------------------


      These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some of these securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.


Zero Coupon Securities
----------------------


      A zero coupon security pays no interest to its holder during its life. An investor acquires a zero coupon security at a discounted price from the face value of the security, which is generally based upon its present value, and which, depending upon the time remaining until maturity, may be significantly less than its face value (sometimes referred to as a "deep discount" price). Upon maturity of the zero coupon security, the investor receives the face value of the security.


      The Portfolio may invest in zero coupon Treasury securities, which consist of Treasury bills or the principal components of U.S. Treasury bonds or notes. The Portfolio may also invest in zero coupon securities issued by U.S. Government agencies or instrumentalities that are supported by the full faith and credit of the United States, which consist of the principal components of securities of U.S. Government agencies or instrumentalities.


      Currently, the only U.S. Treasury security issued without coupons is the Treasury bill. The zero coupon securities purchased by the Portfolio may consist of principal components held in STRIPS form issued through the U.S. Treasury's STRIPS program, which permits the beneficial ownership of the component to be recorded directly in the Treasury book-entry system. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account).


      Because zero coupon securities trade at a discount from their face or par value but pay no periodic interest, they are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest.


      Current federal tax law requires that a holder (such as the Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year (generally referred to as "original issue discount" or "OID"). As a result, in order to make the distributions necessary for the Portfolio not to be subject to federal income or excise taxes, the Portfolio may be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities or borrowings if necessary, greater than the total amount of cash that the Portfolio has actually received as interest during the year. The Portfolio believes, however, that it is highly unlikely that it would be necessary to liquidate portfolio securities or borrow money in order to make such required distributions or to meet its investment objective.


Certain Risk Considerations
---------------------------


      The value of the Portfolio's shares will be influenced by the factors that generally affect securities, such as the economic and political outlook, earnings, dividends and the supply and demand for various classes of securities. There can be, of course, no assurance that the Portfolio's investment objective will be achieved.


      Risks of Leverage. The Portfolio may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. This means that the Portfolio uses the cash proceeds made available during the term of these transactions to make investments in other fixed-income securities. The use of leverage is considered speculative and involves certain risks to the Portfolio's shareholders. These include a higher volatility of the Portfolio's NAV and the relatively greater effect on the NAV caused by favorable or adverse changes in market conditions or interest rates. So long as the Portfolio is able to realize a net return on its investment portfolio that is higher than the carrying costs of these transactions, the effect of leverage will be to cause the Portfolio's shareholders to realize higher current net income than if the Portfolio were not leveraged. To the extent that the carrying costs of these transactions approaches the net return on the Portfolio's investment portfolio, or exceed it, the benefit to the Portfolio's shareholders will be reduced or result in a lower rate of return than if the Portfolio were not leveraged.


      Risks of Investments in Foreign Securities. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Portfolio will invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.


      Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which the Portfolio will invest and could adversely affect the Portfolio's assets should these conditions or events recur.


      Foreign investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of the Portfolio. Certain countries in which the Portfolio will invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.


      Certain countries other than those on which the Portfolio will focus its investments may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

      Income from certain investments held by the Portfolio could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. The Portfolio's NAV may also be affected by changes in the rates or methods of taxation applicable to the Portfolio or to entities in which the Portfolio has invested. The Adviser generally will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by the Portfolio will not be subject to change.

      Foreign Currency Transactions. The Portfolio may invest in securities denominated in foreign currencies and a corresponding portion of the Portfolio's revenues will be received in such currencies. In addition, the Portfolio may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The dollar equivalent of the Portfolio's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect the Portfolio's income. The Portfolio will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While the Portfolio has this ability, there is no certainty as to whether and to what extent the Portfolio will engage in these practices.


      Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, the Portfolio's NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent the Portfolio's total assets adjusted to reflect the Portfolio's net position after giving effect to currency transactions is denominated or quoted in the currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.


      The Portfolio will incur costs in connection with conversions between various currencies. A Portfolio may hold foreign currency received in connection with investments when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate. If the value of the foreign currencies in which the Portfolio receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet distribution requirements. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred.


      If the value of the foreign currencies in which the Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time the Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Portfolio may engage in certain currency hedging transactions, which themselves, involve certain special risks. See "Additional Investment Policies and Practices," above.

      Risks of Forward Currency Exchange Contracts, Foreign Currency Futures Contracts and Options thereon, Options on Foreign Currencies and Over-the-Counter Options on Securities. Each Portfolio is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, who is not subject to registration or regulation as a pool operator under such Act. Transactions in forward currency exchange contracts, as well as futures and options on foreign currencies, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a Portfolio. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

      Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading decisions will be based may not be as complete as the comparable data on which a Portfolio makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market but will not be reflected in the forward, futures or options markets until the following day, thereby preventing the Portfolios from responding to such events in a timely manner.

      Settlements of exercises of over-the-counter forward currency exchange contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.

      Unlike transactions entered into by the Portfolios in futures contracts and exchange-traded options, options on foreign currencies, forward currency exchange contracts and over-the-counter options on securities and securities indexes are not traded on contract markets regulated by the Commodity Futures Trading Commission or (with the exception of certain foreign currency options) the Commission. Such instruments are instead traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, that are subject to Commission regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment due to the margin and collateral requirements associated with such positions.

      In addition, over-the-counter transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of a Portfolio's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Portfolio. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and a Portfolio could be required to retain options purchased or written, or forward currency exchange contracts entered into, until exercise, expiration or maturity. This in turn could limit the Portfolio's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

      Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and a Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. A Portfolio will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found to be satisfactory by the Adviser.

      Transactions in over-the-counter options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. The Portfolios are not able to determine at this time whether or to what extent additional restrictions on the trading of over-the-counter options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by them.

      Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

      The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, the margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, if the OCC determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, the OCC may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

      Foreign Currency Transactions. A portion of the Portfolios' assets may be invested in securities denominated in foreign currencies and a corresponding portion of the Portfolios' revenues will be received in such currencies. In addition, the Portfolios may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The dollar equivalent of the Portfolios' net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect the Portfolios' income. The Portfolios will, however, have the ability to attempt to protect themselves against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While the Portfolios have this ability, there is no certainty as to whether and to what extent the Portfolios will engage in these practices.

      Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, the Portfolios' NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent that a substantial portion of the Portfolios' total assets adjusted to reflect the Portfolios' net position after giving effect to currency transactions is denominated or quoted in the currencies of foreign countries, the Portfolios will be more susceptible to the risk of adverse economic and political developments within those countries.

      The Portfolios will incur costs in connection with conversions between various currencies. The Portfolios may hold foreign currency received in connection with investments when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate. If the value of the foreign currencies in which the Portfolios receives their income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, the Portfolios may be required to liquidate securities in order to make distributions if the Portfolios have insufficient cash in U.S. Dollars to meet distribution requirements. Similarly, if an exchange rate declines between the time the Portfolios incur expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred.

      If the value of the foreign currencies in which the Portfolios receive income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, the Portfolios may be required to liquidate securities in order to make distributions if the Portfolios have insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolios must satisfy to qualify as regulated investment companies for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time the Portfolios incur expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Portfolios may engage in certain currency hedging transactions, which themselves, involve certain special risks.

Special Investment Considerations
---------------------------------

      Investing in securities issued by foreign corporations involves considerations and possible risks not typically associated with investing in obligations issued by U.S. corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods.

------------------------------------------------------------------------------

                             INVESTMENT RESTRICTIONS

-----------------------------------------------------------------------------

      Except as described below and except as otherwise specifically stated in the Prospectus or this SAI, the investment policies of each Portfolio set forth in the Prospectus and in this SAI are not fundamental and may be changed without shareholder approval.

      Each Portfolio has adopted the following fundamental investment restrictions, which may not be changed without the approval of the holders of a majority of the Portfolio's outstanding voting securities. The approval of a majority of a Portfolio's outstanding voting securities means the affirmative vote of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

      The Portfolios may not:

      (1) make loans except through (a) the purchase of debt obligations in accordance with its investment objective and policies; (b) the lending of portfolio securities representing not more than 33 1/3% of its total assets; or
(c) the use of repurchase agreements;

      (2) borrow money or issue senior securities except to the extent permitted by the 1940 Act;

      (3) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

      (4) invest in companies for the purpose of exercising control;

      (5) (a) purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein and securities that are secured by real estate, provided such securities are securities of the type in which a Portfolio may invest; or (b) purchase or sell commodities or commodity contracts, including futures contracts (except foreign currencies, futures on securities, currencies and securities indices and forward contracts or contracts for the future acquisition or delivery of securities and foreign currencies and other similar contracts and options on the foregoing);

      (6) underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, a Portfolio may be deemed to be an underwriter under certain Federal securities laws;

      (7) invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of a Portfolio's total assets may be invested without regard to this restriction; or

      (8) invest more than 25% of its total assets in the securities of any one industry, provided, however, that the AllianceBernstein Global Real Estate Investment Portfolio will invest at least 25% or more of its total assets in the securities of issuers conducting their principal business activities in the real estate industry, except that this proviso does not apply to U.S. Government securities.

      Whenever any investment restriction states a maximum percentage of a Portfolio's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of such Portfolio's acquisition of such securities or other assets. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in value or net asset value will not be considered a violation of such percentage limitation.

      The Portfolios may not invest in other registered open-end investment companies or in registered unit investment trusts except as permitted under the 1940 Act and the rules thereunder.

------------------------------------------------------------------------------

                          MANAGEMENT OF THE PORTFOLIOS

------------------------------------------------------------------------------

The Adviser
-----------

      The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Portfolios under the supervision of the Board.

      The Adviser is a leading global investment management firm supervising client accounts with assets as of September 30, 2008, totaling approximately $590 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. The Adviser is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, the Adviser is able to compete for virtually any portfolio assignment in any developed capital market in the world.


      The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. As of September 30, 2008, AllianceBernstein Holding, L.P. ("Holding"), a Delaware limited partnership, owned approximately 33.2% of the issued and outstanding units of limited partnership interest in the Adviser ("AllianceBernstein Units"). Units representing assignments of beneficial ownership of limited partnership interests in Holding ("Holding Units") trade publicly on the New York Stock Exchange ("Exchange") under the ticker symbol "AB." AllianceBernstein Units do not trade publicly and are subject to significant restrictions on transfer. AllianceBernstein Corporation ("AB Corp.") is the general partner of both the Adviser and Holding. AB Corp. owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. AB Corp. is an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation.


      As of September 30, 2008, AXA, AXA Financial, AXA Equitable Life Insurance Company ("AXA Equitable") and certain subsidiaries of AXA Equitable collectively beneficially owned approximately 62.4% of the issued and outstanding AllianceBernstein Units and approximately 1.6% of the issued and outstanding Holding Units that, including the general partnership interests in the Adviser and Holding, represent an economic interest of approximately 63.0% in the Adviser. As of September 30, 2008, SCB Partners Inc., a wholly-owned subsidiary of SCB Inc., beneficially owned approximately 3.1% of the issued and outstanding AllianceBernstein Units.

      AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial is a wholly-owned subsidiary of AXA. AXA Equitable is an indirect wholly-owned subsidiary of AXA Financial.

Advisory Agreement and Expenses
-------------------------------

      The Adviser serves as investment manager and adviser of each of the Portfolios and continuously furnishes an investment program for each Portfolio and manages, supervises and conducts the affairs of each Portfolio, subject to the supervisions of the Board. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Trust for, office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services.

      Under the terms of the Advisory Agreement, the Portfolios pay no advisory fees to the Adviser.


        The Advisory Agreement was approved by the unanimous vote, cast in person, of the Trust's Trustees, including the Trustees who are not parties to the Advisory Agreement or "interested persons" as defined in the 1940 Act of any such party, at a meeting called for such purpose and held on February 8, 2005. The Advisory Agreement became effective with respect to the Trust on May 13, 2005. The continuance of the Advisory Agreement for an additional annual term was approved for the following Portfolios at the meeting of Trustees held on May 6-8, 2008: AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein Global Real Estate Investment Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio, AllianceBernstein Small-Mid Cap Growth Portfolio. The continuance of the Advisory Agreement for an additional annual term was approved for the following Portfolios at the meeting of Trustees held on November 4-6, 2008:
AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Inflation-Protected Securities Portfolio and AllianceBernstein High-Yield Portfolio.

      Any amendment to the Advisory Agreement must be approved by vote of a majority of the outstanding voting securities of the relevant Portfolio and by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated without penalty by the Adviser, by vote of the Trustees, or by vote of a majority of the outstanding voting securities of the relevant Portfolio upon 60 days' written notice, and it terminates automatically in the event of its assignment. The Adviser controls the word "AllianceBernstein" in the names of the Trust and each Portfolio, and if the Adviser should cease to be the investment manager of any Portfolio, the Trust and such Portfolio may be required to change their names to delete the word "AllianceBernstein" from their names.

      The Advisory Agreement provides that the Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

      Certain other clients of the Adviser may have investment objectives and policies similar to those of the Portfolios. The Adviser may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with a purchase or sale thereof by one or more Portfolios. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Portfolios. When two or more of the Adviser's clients (including a Portfolio) are purchasing or selling the same security on a given day from the same broker or dealer, such transactions may be averaged as to price.

      The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to the following registered investment companies: AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Corporate Shares, AllianceBernstein Diversified Yield Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Bond Fund, Inc., AllianceBernstein Global Growth Fund, Inc., AllianceBernstein Global Real Estate Investment Fund, Inc., AllianceBernstein Global Thematic Growth Fund, Inc., AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Income Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Small/Mid-Cap Growth Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., and The AllianceBernstein Portfolios, all registered open-end investment companies; and to ACM Managed Dollar Income Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc., AllianceBernstein National Municipal Income Fund, Inc., and The Spain Fund, Inc., all registered closed-end investment companies.

Trustee Information
-------------------

      The business and affairs of the Portfolios are managed under the direction of the Trustees. Certain information concerning the Trustees of the Trust is set forth below.
                                                 Portfolios
                       Principal                 in Fund
                       Occupation(s)             Complex       Other
Name, Address*, Age    During Past               Overseen by   Directorships
and (Year Elected**)   5 Years                   Trustee       Held by Trustee
--------------------   -------------             ------------  ---------------

Interested Trustee
------------------

Marc O. Mayer,***      Executive Vice            92            SCB Partners,
1345 Avenue of the     President of                            Inc. and
Americas New York,     AllianceBernstein                       SCB Inc.
NY 10105               L.P. (the "Adviser")
51                     since 2000, and Chief
(2005)                 Investment Officer of
                       Blend Solutions since
                       June 2008.
                       Previously, Executive
                       Managing Director of
                       AllianceBernstein
                       Investments, Inc.
                       ("ABI") since 2003;
                       prior thereto, he was
                       head of
                       AllianceBernstein
                       Institutional
                       Investments, a unit
                       of the Adviser, from
                       2001 to 2003.  Prior to
                       2001, Chief Executive
                       Officer of Sanford C.
                       Bernstein & Co., LLC
                       (institutional
                       research and
                       brokerage arm of
                       Bernstein & Co., LLC)
                       and its predecessor.

Disinterested Trustees
----------------------

Chairman of the        Investment Adviser        94            None
Board                  and an Independent
William H. Foulk,      Consultant. Formerly,
Jr., #, +              Senior Manager of
76                     Barrett Associates,
(2005)                 Inc., a registered
                       investment adviser,
                       with which he had
                       been associated since
                       prior to 2003. He was
                       formerly Deputy
                       Comptroller and Chief
                       Investment Officer of
                       the State of New York
                       and, prior thereto,
                       Chief Investment
                       Officer of the New
                       York Bank for Savings.

John H. Dobkin, #      Consultant.               92            None
66                     Formerly, President
(2005)                 of Save Venice, Inc.
                       (preservation
                       organization) from
                       2001-2002, Senior
                       Advisor from June
                       1999-June 2000 and
                       President of Historic
                       Hudson Valley
                       (historic
                       preservation) from
                       December 1989-May
                       1999. Previously,
                       Director of the
                       National Academy of
                       Design and during
                       1988-1992, Director
                       and Chairman of the
                       Audit Committee of
                       AllianceBernstein
                       Corporation.

Michael J. Downey, #   Private Investor          92            Asia Pacific
64                     since January 2004.                     Fund, Inc., The
(2005)                 Formerly, managing                      Merger Fund, and
                       partner of Lexington                    Prospect
                       Capital, LLC                            Acquisition
                       (investment advisory                    Corp. (financial
                       firm) from December                     services)
                       1997 until December
                       2003. From 1987 until
                       1993, Chairman and CEO
                       of Prudential Mutual
                       Fund Management.

D. James Guzy, #       Chairman of the Board     92            Intel Corpora-
72                     of PLX Technology                       tion (semi-
(2005)                 (semi-conductors) and                   conductors)
                       of SRC Computers                        and Cirrus Logic
                       Inc., with which he                     Corporation
                       has been associated                     (semi-conductors)
                       since prior to 2003.

Nancy P. Jacklin, #    Professorial Lecturer     92            None
60                     at the Johns Hopkins
(2006)                 School of Advanced
                       International Studies
                       and Adjunct Professor
                       at Georgetown
                       University Law Center
                       in the 2008-2009
                       academic year.
                       Formerly, U.S.
                       Executive Director of
                       the International
                       Monetary Fund
                       (December 2002-May
                       2006); Partner,
                       Clifford Chance
                       (1992-2002); Sector
                       Counsel,
                       International Banking
                       and Finance, and
                       Associate General
                       Counsel, Citicorp
                       (1985-1992);
                       Assistant General
                       Counsel
                       (International),
                       Federal Reserve Board
                       of Governors
                       (1982-1985); and
                       Attorney Advisor,
                       U.S. Department of
                       the Treasury
                       (1973-1982).  Member
                       of the Bar of the
                       District of Columbia
                       and of New York; and
                       member of the Council
                       on Foreign Relations.

Garry L. Moody,#       Formerly, Partner,        91            None
56                     Deloitte & Touche
(2008)                 LLP, Vice Chairman,
                       and U.S. and Global
                       Managing Partner,
                       Investment Management
                       Services Group
                       1995-2008.

Marshall C. Turner,#   Interim CEO of MEMC       92            Xilinx, Inc.
67                     Electronic Materials,                   (programmable
(2005)                 Inc. (semi-conductor                    logic
                       and solar cell                          semi-conductors)
                       substrates) since
                       November 2008.  He
                       was Chairman and CEO
                       of Dupont Photomasks,
                       Inc. (components of
                       semi-conductor
                       manufacturing),
                       2003-2005, and
                       President and CEO,
                       2005-2006, after the
                       company was renamed
                       Toppan Photomasks,
                       Inc.

Earl D. Weiner, #      Of Counsel, and           92            None
69                     Partner prior to
(2007)                 January 2007, of the
                       law firm Sullivan &
                       Cromwell LLP; member
                       of ABA Federal
                       Regulation of
                       Securities Committee
                       Task Force on Fund
                       Director's Guidebook;
                       and member of Advisory
                       Board of Sustainable
                       Forestry Management
                       Limited.

-----------------------

* The address for each of the Trust's disinterested Trustees is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.
**    There is no stated term of office for the Trustees.
*** Mr. Mayer is an "interested person," as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.
# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.
+     Member of the Fair Value Pricing Committee.

      The Trustees of the Trust have four standing committees - an Audit Committee, a Governance and Nominating Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating, Fair Value Pricing and Independent Directors Committees are identified above.

      The function of the Audit Committee is to assist the Trustees in their oversight of the Portfolios' financial reporting process. The Audit Committee met twice during the Portfolios' most recently completed fiscal year.


      The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board. The Governance and Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Trustees. The Governance and Nominating Committee met four times during the Portfolios' most recently completed fiscal year.

      The Governance and Nominating Committee has a charter and, pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a Trustee submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Portfolio's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Portfolio not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Portfolio did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Portfolio begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

      Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth
(A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Portfolio owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Trustees pursuant to
Section 20 of the 1940 Act and the rules and regulations promulgated thereunder;
(E) whether the shareholder believes that the candidate is or will be an "interested person" of the Portfolio (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Portfolio to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background;
(ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected;
(iv) the shareholder's consent to be named as such by the Portfolio; (v) the class or series and number of all shares of the Portfolio owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Portfolio's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

      The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

      The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Portfolio, the candidate's ability to qualify as a disinterested Trustee and such other criteria as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

      The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by the Portfolios made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Portfolios' NAV by more than $0.01 per share. The Fair Value Pricing Committee did not meet during the Portfolios' most recently completed fiscal year.

      The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Trustees, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met seven times during the Portfolios' most recently completed fiscal year.

      The dollar range of the Portfolios' securities owned by each Trustee and the aggregate dollar range of securities owned in the AllianceBernstein Fund Complex are set forth below.

                                                   Aggregate Dollar Range
                        Dollar Range of Equity     of Equity Securities in
                        Securities in the          the AllianceBernstein
                        Portfolios as of           Fund Complex as of
Name of Trustee         December 31, 2007          December 31, 2007
---------------         -----------------          -----------------


Marc O. Mayer               None                      Over $100,000
William H. Foulk, Jr.       None                      Over $100,000
John H. Dobkin              None                      Over $100,000
Michael J. Downey           None                      Over $100,000
D. James Guzy               None                   $50,001-$100,000
Nancy P. Jacklin            None                      Over $100,000
Garry L. Moody              None                          None*
Marshall C. Turner, Jr.     None                      Over $100,000
Earl D. Weiner              None                      Over $100,000


-----------------------
*  Mr. Moody became a Trustee effective February 1, 2008.

      The Trust undertakes to provide assistance to shareholders in communications concerning the removal of any Trustee of the Trust in accordance with Section 16 of the 1940 Act.

Officer Information
-------------------

      Certain information concerning the Portfolios' officers is set forth below.


                          Position(s)         Principal Occupation
Name, Address* and Age    Held with Trust     During Past 5 Years
----------------------    ----------------    --------------------

Robert M. Keith,**        President and       Executive Vice President of the
48                        Chief Executive     Adviser*** since July 2008;
                          Officer             Executive Managing Director of
                                              ABI*** since 2006 and the head of
                                              ABI since July 2008.  Prior to
                                              joining ABI in 2006, Executive
                                              Managing Director of Bernstein
                                              Global Wealth Management, and
                                              prior thereto, Senior Managing
                                              Director and Global Head of
                                              Client Service and Sales of
                                              AllianceBernstein's institutional
                                              investment management business
                                              since 2004.  Prior thereto, he
                                              was a Managing Director and Head
                                              of North American Client Service
                                              and Sales in AllianceBernstein's
                                              institutional investment
                                              management business, with which
                                              he had been associated since
                                              prior to 2003.

Philip L. Kirstein,       Senior Vice         Senior Vice President and
63                        President and       Independent Compliance Officer of
                          Independent         the AllianceBernstein Funds, with
                          Compliance Officer  which he has been associated
                                              since October 2004. Prior
                                              thereto, he was Of Counsel to
                                              Kirkpatrick & Lockhart, LLP from
                                              October 2003 to October 2004, and
                                              General Counsel of Merrill Lynch
                                              Investment Managers, L.P. since
                                              prior to March 2003.

Bruce K. Aronow,          Vice President      Senior Vice President of the
42                                            Adviser,*** with which he has
                                              been associated since prior to
                                              2003.

Stephen M. Beinhacker,    Vice President      Senior Vice President of the
44                                            Adviser,*** with which he has
                                              been associated since prior to
                                              2003.


Henry S. D'Auria,         Vice President      Senior Vice President of the
47                                            Adviser,*** with which he has
                                              been associated since prior to
                                              2003.

Jon P. Denfeld,           Vice President      Vice President of the Adviser***
38                                            since May 2008.  Prior thereto,
                                              he was a Director and Senior U.S.
                                              Portfolio Manager for UBS Global
                                              Asset Management since 2006.
                                              Prior thereto, he was a Portfolio
                                              Manager for Shay Asset Management
                                              since prior to 2003.

Gershon M. Distenfeld,    Vice President      Vice President of the Adviser,***
33                                            with which he has been associated
                                              since prior to 2003.

Sharon E. Fay,            Vice President      Executive Vice President of the
48                                            Adviser,*** with which she has
                                              been associated since prior to
                                              2003.

Marilyn G. Fedak,         Vice President      Executive Vice President of the
61                                            Adviser,*** with which she has
                                              been associated since prior to
                                              2003.

Eric J. Franco,           Vice President      Senior Vice President of the
48                                            Adviser,*** with which he has
                                              been associated since prior to
                                              2003.

David (Dutch) P. Handke,  Vice President      Senior Vice President of the
Jr.                                           Adviser,*** with which he has
59                                            been associated since prior to
                                              2003.

Eric P. Hewitt,           Vice President      Vice President of the Adviser,***
37                                            with which he has been associated
                                              since prior to 2003.

Shawn E. Keegan,          Vice President      Vice President of the Adviser,***
37                                            with which he has been associated
                                              since prior to 2003.

N. Kumar Kirpalani,       Vice President      Senior Vice President of the
54                                            Adviser,*** with which he has
                                              been associated since prior to
                                              2003.

Joran Laird,              Vice President      Vice President of the Adviser,***
33                                            with which he has been associated
                                              since prior to 2003.

Samantha S. Lau,          Vice President      Senior Vice President of the
36                                            Adviser,*** with which she has
                                              been associated since prior to
                                              2003.

James W. MacGregor,       Vice President      Senior Vice President of the
41                                            Adviser,*** with which he has
                                              been associated since prior to
                                              2003.

John P. Mahedy,           Vice President      Senior Vice President of the
45                                            Adviser,*** with which he has
                                              been associated since prior to
                                              2003.

Alison M. Martier,        Vice President      Senior Vice President of the
51                                            Adviser,*** with which she has
                                              been associated since prior to
                                              2003.

Christopher W. Marx,      Vice President      Senior Vice President of the
42                                            Adviser,*** with which he has
                                              been associated since prior to
                                              2003.

Teresa Marziano,          Vice President      Senior Vice President of the
54                                            Adviser,*** with which she has
                                              been associated since prior to
                                              2003.

Joel J. McKoan,           Vice President      Senior Vice President of the
50                                            Adviser,*** with which he has
                                              been associated since September
                                              2003 and Director of the Global
                                              Credit Team. Prior thereto, he was
                                              a Managing Director at UBS Warburg
                                              where he headed the North American
                                              Debt Syndicate Group from 2000 to
                                              2003. In addition, Mr. McKoan was
                                              Global Co-Head of the CDO Group at
                                              UBS Warburg from 2002 to 2003 and
                                              a Managing Director at PaineWebber
                                              (acquired by UBS in 2000), where
                                              he managed the UBS Credit Trading
                                              Group since prior to 2003.

James K. Pang,            Vice President      Senior Vice President of the
35                                            Adviser,*** with which he has
                                              been associated since prior to
                                              2003.

Joseph G. Paul,           Vice President      Senior Vice President of the
48                                            Adviser,*** with which he has
                                              been associated since prior to
                                              2003.

Douglas J. Peebles,       Vice President      Executive Vice President of the
43                                            Adviser,*** with which he has
                                              been associated since prior to
                                              2003.

John D. Phillips,         Vice President      Senior Vice President of the
61                                            Adviser,*** with which he has
                                              been associated since prior to
                                              2003.

Jeffrey S. Phlegar,       Vice President      Executive Vice President of the
42                                            Adviser,*** with which he has
                                              been associated since prior to
                                              2003.

James G. Reilly,          Vice President      Executive Vice President of the
47                                            Adviser,*** with which he has
                                              been associated since prior to
                                              2003.

Michael J. Reilly,        Vice President      Senior Vice President of the
44                                            Adviser,*** with which he has
                                              been associated since prior to
                                              2003.

David G. Robinson,        Vice President      Vice President of the Adviser,***
36                                            and AllianceBernstein Australia
                                              Ltd. ("AB Australia")*** since
                                              March 2003. Prior thereto, he was
                                              an equities analyst for Credit
                                              Suisse First Boston since prior to
                                              2003.

Robert W. Scheetz,        Vice President      Senior Vice President of the
42                                            Adviser,*** with which he has
                                              been associated since prior to
                                              2003.

Jane E. Schneirov,        Vice President      Senior Vice President of the
38                                            Adviser,*** with which she has
                                              been associated since prior to
                                              2003.

Lisa A. Shalett,          Vice President      Executive Vice President of the
45                                            Adviser,*** with which she has
                                              been associated since prior to
                                              2003.

Kevin F. Simms,           Vice President      Senior Vice President of the
42                                            Adviser,*** with which he has
                                              been associated since prior to
                                              2003.

Francis X. Suozzo,        Vice President      Senior Vice President of the
51                                            Adviser,*** with which he has
                                              been associated since prior to
                                              2003.

Christopher M. Toub,      Vice President      Executive Vice President of the
49                                            Adviser,*** with which he has
                                              been associated since prior to
                                              2003.

Wen-Tse Tseng,            Vice President      Vice President of the Adviser,***
43                                            with which he has been associated
                                              since March 2006. Prior thereto,
                                              he was the healthcare-sector
                                              portfolio manager for the
                                              small-cap growth team at William
                                              D. Witter from August 2003 to
                                              February 2006. He also worked at
                                              Weiss, Peck & Greer, managing the
                                              healthcare sector with the same
                                              team with which he worked at
                                              William D. Witter, from April 2002
                                              to August 2003. Prior thereto, he
                                              was a senior healthcare analyst at
                                              JP Morgan Fleming Asset Management
                                              since prior to 2003.

Paul A. Vogel,            Vice President      Senior Vice President of the
35                                            Adviser,*** with which he has
                                              been associated since prior to
                                              2003.

P. Scott Wallace,         Vice President      Senior Vice President of the
44                                            Adviser,*** with which he has
                                              been associated since prior to
                                              2003.

Janet A. Walsh,           Vice President      Senior Vice President of the
46                                            Adviser,*** with which she has
                                              been associated since prior to
                                              2003.

Andrew J. Weiner,         Vice President      Senior Vice President of the
40                                            Adviser,*** with which he has
                                              been associated since prior to
                                              2003.

Greg J. Wilensky,         Vice President      Senior Vice President of the
41                                            Adviser,*** with which he has
                                              been associated since prior to
                                              2003.

David Yuen,               Vice President      Senior Vice President of the
44                                            Adviser,*** with which he has
                                              been associated since prior to
                                              2003.

Kewjin Yuoh,              Vice President      Vice President of the Adviser***
37                                            since March 2003.  Prior thereto,
                                              he was a Vice President of Credit
                                              Suisse Asset Management since
                                              prior to 2003.

Emilie D. Wrapp,          Secretary           Senior Vice President, Assistant
53                                            General Counsel, and Assistant
                                              Secretary of ABI,*** with which
                                              she has been associated since
                                              prior to 2003.

Joseph J. Matineo,        Treasurer and       Senior Vice President of
49                        Chief Financial     AllianceBernstein Investor
                          Officer             Services, Inc. ("ABIS"),*** with
                                              which he has been associated
                                              since prior to 2003.

Thomas R. Manley,         Controller          Vice President of the Adviser,***
57                                            with which he has been associated
                                              since prior to 2003.

-----------------------

* The address for each of the Trust's Officers is 1345 Avenue of the Americas, New York, NY 10105.

** Mr. Keith was elected as President and Chief Executive Officer of the Fund as of September 23, 2008.

***   The Adviser, ABI, ABIS and AB Australia are affiliates of the Trust.


      The Trust does not pay any fees to, or reimburse expenses of, its Trustees who are considered "interested persons" of the Trust. Set forth below are the compensation amounts for the current fiscal year.


      The aggregate compensation paid to each of the Trustees during the twelve months ended December 31, 2007 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") and the total number of registered investment companies (and separate portfolios within the companies) in the AllianceBernstein Fund Complex with respect to which each Trustee serves as a director or trustee, are set forth below. None of the Portfolios nor any other registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Trustees is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.


                                                                                   Total Number
                                                                                   of Investment
                                                                                   Portfolios
                                                                Total Number       within the
                                                                of Investment      Alliance-
                                                                Companies in       Bernstein
                                              Total             the Alliance-      Fund
                                              Compensation      Bernstein          Complex,
                                              from the          Fund Complex,      Including
                                              Alliance-         Including          the Portfolios,
                                              Bernstein         the Portfolios,    as to
                             Estimated        Fund              as to which        which the
                             Compensation     Complex,          the Trustee        Trustee is
                             from the         Including         is a Director      a Director
Name of Trustee              Portfolios       the Trust         or Trustee         or Trustee
----------------             ----------       ---------         ----------        -----------
Marc O. Mayer                    $0                 $0               33                92
William H. Foulk, Jr.        $9,361           $443,600               35                94
John H. Dobkin               $5,044           $241,700               33                92
Michael J. Downey            $4,944           $226,300               33                92
D. James Guzy                $4,944           $226,300               33                92
Nancy P. Jacklin             $4,944           $226,300               33                92
Garry L. Moody*              $4,260                 $0               32                91
Marshall C. Turner, Jr.      $4,944           $225,700               33                92
Earl D. Weiner               $5,278           $226,900               33                92


-----------------------
*  Mr. Moody was elected as a Trustee of the Trust effective February 1, 2008.


      As of December 5, 2008, the Trustees and officers of the Portfolios as a group owned less than 1% of the shares of each Portfolio.

Additional Information About the Portfolios' Portfolio Managers
---------------------------------------------------------------

      Additional information regarding the investment professional(s)(1) primarily responsible for the day-to-day management of each Portfolio may be found below. For additional information about the portfolio management of each Portfolio, see "Management of the Portfolios - Portfolio Managers" in the Portfolios' prospectus. As of August 31, 2008, none of the investment professionals identified below owned any equity securities of the Portfolios.


---------------
(1) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual Portfolio portfolios. The number of investment professionals assigned to a particular Portfolio will vary from Portfolio to Portfolio.


      As of August 31, 2008, the Adviser's employees had approximately $636,487,930 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

AllianceBernstein Global Real Estate Investment Portfolio
---------------------------------------------------------

      The management of and investment decisions for the Portfolio are made by the REIT Investment Policy Group. Ms. Teresa Marziano and Mr. Joseph G. Paul are the senior most members of the Investment Policy Group.

      The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the senior most members of the Investment Policy Group also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2008.


                            REGISTERED INVESTMENT COMPANIES
                               (excluding the Portfolio)

                                                    Number of     Total Assets
                                                    Registered    of Registered
                      Total                         Investment    Investment
                      Number of    Total Assets     Companies     Companies
                      Registered   of Registered    Managed       Managed
                      Investment   Investment       with          with
                      Companies    Companies        Performance-  Performance-
Portfolio Manager     Managed      Managed          based Fees    based Fees
-----------------     -------      -------          ----------    ----------

Ms. Teresa Marziano    123         $70,624,000,000    3          $9,940,000,000
Mr. Joseph G. Paul      25          $4,888,000,000    None            None


                           POOLED INVESTMENT VEHICLES

                                                     Number of
                                                     Pooled         Total Assets
                      Total                          Investment     of Pooled
                      Number of    Total Assets      Vehicles       Investment
                      Pooled       of Pooled         Managed with   Vehicles
                      Investment   Investment        Managed        with
                      Vehicles     Vehicles          Performance-   Performance-
Portfolio Manager     Managed      Managed           based Fees     based Fees
-------------------   ----------   ---------------   ------------   ------------

Ms. Teresa Marziano    153         $28,182,000,000        2         $619,000,000
Mr. Joseph G. Paul      51          $1,534,000,000        2         $912,000,000


                                    OTHER ACCOUNTS

                                                    Number of     Total
                                                    Other         Assets
                      Total        Total            Accounts      of Other
                      Number       Assets           Managed       Accounts
                      of Other     of Other         with          with
                      Accounts     Accounts         Performance-  Performance-
Portfolio Manager     Managed      Managed          based Fees    based Fees
-----------------     -------      -------          ----------    ----------

Ms. Teresa Marziano   40,344      $139,097,000,000      112      $13,713,000,000
Mr. Joseph G. Paul        55        $1,704,000,000      None         None


AllianceBernstein U.S. Value Portfolio
--------------------------------------

      The management of and investment decisions for the Portfolio are made by the U.S. Value Investment Policy Group. Ms. Marilyn G. Fedak, Mr. John Mahedy, Mr. Christopher Marx, Mr. John D. Phillips and Mr. David Yuen are the senior most members of the Investment Policy Group.


      The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the senior most members of the Investment Policy Group also have day-to-day management responsibilities.(2) The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2008.


--------------------
(2) Each investment vehicle or account represented in the chart, for which the investment professionals have portfolio management responsibility, is based upon one of 16 model portfolios. Each vehicle or account differs from its respective model portfolio only to a limited extent based on specific client requirements relating to tax considerations, cash flows due to the frequency and amount of investments, the client's country of residence and currency strategies related thereto, and/or client-imposed investment restrictions regarding particular types of companies or industries.


                            REGISTERED INVESTMENT COMPANIES
                               (excluding the Portfolio)

                                                    Number of     Total Assets
                                                    Registered    of Registered
                      Total                         Investment    Investment
                      Number of    Total Assets     Companies     Companies
                      Registered   of Registered    Managed       Managed
                      Investment   Investment       with          with
                      Companies    Companies        Performance-  Performance-
Portfolio Manager     Managed      Managed          based Fees    based Fees
-----------------     -------      -------          ----------    ----------

Ms. Marilyn G. Fedak    124        $69,623,000,000      3         $9,940,000,000
Mr. John Mahedy         123        $69,237,000,000      3         $9,940,000,000
Mr.Christopher Marx      28        $22,830,000,000      1         $5,397,000,000
Mr. John D. Phillips     28        $22,830,000,000      1         $5,397,000,000
Mr. David Yuen          119        $67,993,000,000      3         $9,940,000,000


                           POOLED INVESTMENT VEHICLES

                                                    Number of
                                                    Pooled        Total Assets
                      Total                         Investment    of Pooled
                      Number of    Total Assets     Vehicles      Investment
                      Pooled       of Pooled        Managed with  Vehicles
                      Investment   Investment       Managed       with
                      Vehicles     Vehicles         Performance-  Performance-
Portfolio Manager     Managed      Managed          based Fees    based Fees
--------------------  ----------   ---------------  ------------  --------------

Ms. Marilyn G. Fedak    154        $28,384,000,000        2        $619,000,000
Mr. John Mahedy         153        $28,162,000,000        2        $619,000,000
Mr. Christopher Marx     21        $2,836,000,000       None           None
Mr. John D. Phillips     21        $2,836,000,000       None           None
Mr. David Yuen          153        $31,525,000,000        4      $1,157,000,000


                                 OTHER ACCOUNTS

                                                    Number of     Total
                                                    Other         Assets
                      Total        Total            Accounts      of Other
                      Number       Assets           Managed       Accounts
                      of Other     of Other         with          with
                      Accounts     Accounts         Performance-  Performance-
Portfolio Manager     Managed      Managed          based Fees    based Fees
-----------------     -------      -------          ----------    ----------

Ms. Marilyn G. Fedak    40,365     $141,706,000,000      116     $14,232,000,000
Mr. John Mahedy         40,344     $39,097,000,000       112     $13,713,000,000
Mr. Christopher Marx    39,505     $41,223,000,000        10      $1,515,000,000
Mr. John D. Phillips    39,505     $41,223,000,000        10      $1,515,000,000
Mr. David Yuen          40,318     $143,292,000,000      120     $16,146,000,000


AllianceBernstein Small-Mid Cap Value Portfolio

      The management of and investment decisions for the Portfolio are made by the Small-Mid Cap Value Investment Policy Group. Mr. James W. MacGregor, Mr. Joseph G. Paul and Mr. Andrew J. Weiner are the senior most members of the Investment Policy Group.

      The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the senior most members of the Investment Policy Group also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2008.


                            REGISTERED INVESTMENT COMPANIES
                               (excluding the Portfolio)

                                                    Number of     Total Assets
                                                    Registered    of Registered
                      Total                         Investment    Investment
                      Number of    Total Assets     Companies     Companies
                      Registered   of Registered    Managed       Managed
                      Investment   Investment       with          with
                      Companies    Companies        Performance-  Performance-
Portfolio Manager     Managed      Managed          based Fees    based Fees
-----------------     -------      -------          ----------    ----------

Mr. James W. MacGregor     8       $2,689,000,000      None         None
Mr. Joseph G. Paul        25       $5,335,000,000      None         None
Mr. Andrew J. Weiner       8       $2,689,000,000      None         None


                             POOLED INVESTMENT VEHICLES

                                                    Number of
                                                    Pooled        Total Assets
                      Total                         Investment    of Pooled
                      Number of    Total Assets     Vehicles      Investment
                      Pooled       of Pooled        Managed with  Vehicles
                      Investment   Investment       Managed       with
                      Vehicles     Vehicles         Performance-  Performance-
Portfolio Manager     Managed      Managed          based Fees    based Fees
--------------------  ----------   ---------------  ------------  --------------

Mr. James W. MacGregor     4         $226,000,000      None             None
Mr. Joseph G. Paul        51       $6,534,000,000      2           $912,000,000
Mr. Andrew J. Weiner       4         $226,000,000      None             None


                                    OTHER ACCOUNTS

                                                    Number of     Total
                                                    Other         Assets
                      Total        Total            Accounts      of Other
                      Number       Assets           Managed       Accounts
                      of Other     of Other         with          with
                      Accounts     Accounts         Performance-  Performance-
Portfolio Manager     Managed      Managed          based Fees    based Fees
-----------------     -------      -------          ----------    ----------

Mr. James W. MacGregor    50       $1,165,000,000      None            None
Mr. Joseph G. Paul        55       $1,704,000,000      None            None
Mr. Andrew J. Weiner      50       $1,165,000,000      None            None


AllianceBernstein International Value Portfolio

      The management of and investment decisions for the Portfolio are made by the International Value Investment Policy Group. Mr. Henry S. D'Auria, Ms. Sharon E. Fay, Mr. Eric Franco and Mr. Kevin F. Simms are the senior most members of the Investment Policy Group.

      The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the senior most members of the Investment Policy Group also have day-to-day management responsibilities.(3) The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2008.


--------------------
(3) Each investment vehicle or account represented in the chart, for which the investment professionals have portfolio management responsibility, is based upon one of 15 model portfolios. Each vehicle or account differs from its respective model portfolio only to a limited extent based on specific client requirements relating to tax considerations, cash flows due to the frequency and amount of investments, the client's country of residence and currency strategies related thereto, and/or client-imposed investment restrictions regarding particular types of companies or industries.


                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)

                                                    Number of     Total Assets
                                                    Registered    of Registered
                      Total                         Investment    Investment
                      Number of    Total Assets     Companies     Companies
                      Registered   of Registered    Managed       Managed
                      Investment   Investment       with          with
                      Companies    Companies        Performance-  Performance-
Portfolio Manager     Managed      Managed          based Fees    based Fees
-----------------     -------      -------          ----------    ----------

Mr. Henry S. D'Auria     91        $44,067,000,000    2           $4,543,000,000
Ms. Sharon E. Fay       137        $72,060,000,000    3           $9,940,000,000
Mr. Eric Franco           1           $386,000,000    None             None
Mr. Kevin F. Simms      137        $72,060,000,000    3           $9,940,000,000


                           POOLED INVESTMENT VEHICLES

                                                    Number of
                                                    Pooled        Total Assets
                      Total                         Investment    of Pooled
                      Number of    Total Assets     Vehicles      Investment
                      Pooled       of Pooled        Managed with  Vehicles
                      Investment   Investment       Managed       with
                      Vehicles     Vehicles         Performance-  Performance-
Portfolio Manager     Managed      Managed          based Fees    based Fees
--------------------  ----------   ---------------  ------------  --------------

Mr. Henry S. D'Auria   117         $31,061,000,000     7          $1,316,000,000
Ms. Sharon E. Fay      171         $35,575,000,000     8          $1,316,000,000
Mr. Eric Franco          1            $202,000,000     None             None
Mr. Kevin F. Simms     183         $39,796,000,000     9          $2,226,000,000


                                 OTHER ACCOUNTS

                                                    Number of     Total
                                                    Other         Assets
                      Total        Total            Accounts      of Other
                      Number       Assets           Managed       Accounts
                      of Other     of Other         with          with
                      Accounts     Accounts         Performance-  Performance-
Portfolio Manager     Managed      Managed          based Fees    based Fees
-----------------     -------      -------          ----------    ----------

Mr. Henry S. D'Auria       955     $128,495,000,000     138      $20,542,000,000
Ms. Sharon E. Fay       40,465     $170,257,000,000     148      $22,058,000,000
Mr. Eric Franco             21       $2,610,000,000       4         $519,000,000
Mr. Kevin F. Simms      40,465     $170,257,000,000     148      $22,058,000,000


AllianceBernstein U.S. Large Cap Growth Portfolio

      The management of and investment decisions for the Portfolio are made by the U.S. Large Cap Growth Team. Mr. David P. Handke, Jr., Mr. James C. Reilly, Mr. Michael J. Reilly and Mr. P. Scott Wallace are the senior most members of the team.

      The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the senior most members of the team also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2008.


                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)


                                                    Number of     Total Assets
                                                    Registered    of Registered
                      Total                         Investment    Investment
                      Number of    Total Assets     Companies     Companies
                      Registered   of Registered    Managed       Managed
                      Investment   Investment       with          with
                      Companies    Companies        Performance-  Performance-
Portfolio Manager     Managed      Managed          based Fees    based Fees
-----------------     -------      -------          ----------    ----------

Mr. David P. Handke, Jr.  12     $9,020,000,000      2          $3,417,000,000
Mr. James C. Reilly       13     $9,406,000,000      2          $3,417,000,000
Mr. Michael J. Reilly     12     $9,020,000,000      2          $3,417,000,000
Mr. P. Scott Wallace      12     $9,020,000,000      2          $3,417,000,000


                           POOLED INVESTMENT VEHICLES

                                                    Number of
                                                    Pooled        Total Assets
                      Total                         Investment    of Pooled
                      Number of    Total Assets     Vehicles      Investment
                      Pooled       of Pooled        Managed with  Vehicles
                      Investment   Investment       Managed       with
                      Vehicles     Vehicles         Performance-  Performance-
Portfolio Manager     Managed      Managed          based Fees    based Fees
--------------------  ----------   ---------------  ------------  --------------

Mr. David P. Handke, Jr.    12     $1,178,000,000    None          None
Mr. James C. Reilly         12     $1,178,000,000    None          None
Mr. Michael J. Reilly       12     $1,178,000,000    None          None
Mr. Patrick S. Wallace      12     $1,178,000,000    None          None


                                 OTHER ACCOUNTS

                                                    Number of     Total
                                                    Other         Assets
                      Total        Total            Accounts      of Other
                      Number       Assets           Managed       Accounts
                      of Other     of Other         with          with
                      Accounts     Accounts         Performance-  Performance-
Portfolio Manager     Managed      Managed          based Fees    based Fees
-----------------     -------      -------          ----------    ----------

Mr. David P. Handke, Jr.  39,981       $29,274,000      7        $1,131,000,000
Mr. James C. Reilly       39,982   $30,642,000,000      8        $2,499,000,000
Mr. Michael J. Reilly     39,981   $29,274,000,000      7        $1,131,000,000
Mr. P. Scott Wallace      39,981   $29,274,000,000      7        $1,131,000,000


AllianceBernstein Small-Mid Cap Growth Portfolio

      The management of and investment decisions for the Portfolio are made by the Small-Mid Cap Growth Investment Team. Mr. Bruce K. Aronow, Mr. N. Kumar Kirpalani, Ms. Samantha S. Lau and Mr. Wen-Tse Tseng are the senior most members of the team.

      The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the senior most members of the team also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2008.


                            REGISTERED INVESTMENT COMPANIES
                               (excluding the Portfolio)

                                                    Number of     Total Assets
                                                    Registered    of Registered
                      Total                         Investment    Investment
                      Number of    Total Assets     Companies     Companies
                      Registered   of Registered    Managed       Managed
                      Investment   Investment       with          with
                      Companies    Companies        Performance-  Performance-
Portfolio Manager     Managed      Managed          based Fees    based Fees
-----------------     -------      -------          ----------    ----------

Mr. Bruce K. Aronow       5        $2,053,000,000      None           None
Mr. N. Kumar Kirpalani    5        $2,053,000,000      None           None
Ms. Samantha S. Lau       5        $2,053,000,000      None           None
Mr. Wen-Tse Tseng         5        $2,053,000,000      None           None


                             POOLED INVESTMENT VEHICLES

                                                    Number of
                                                    Pooled         Total Assets
                        Total                       Investment     of Pooled
                        Number of    Total Assets   Vehicles       Investment
                        Pooled       of Pooled      Managed with   Vehicles
                        Investment   Investment     Managed        with
                        Vehicles     Vehicles       Performance-   Performance-
Portfolio Manager       Managed      Managed        based Fees     based Fees
-----------------       -------      -------        ----------     ----------

Mr. Bruce K. Aronow      3           $76,000,000       None           None
Mr. N. Kumar Kirpalani   3           $76,000,000       None           None
Ms. Samantha S. Lau      3           $76,000,000       None           None
Mr. Wen-Tse Tseng        3           $76,000,000       None           None


                                 OTHER ACCOUNTS

                                                    Number of     Total
                                                    Other         Assets
                      Total        Total            Accounts      of Other
                      Number       Assets           Managed       Accounts
                      of Other     of Other         with          with
                      Accounts     Accounts         Performance-  Performance-
Portfolio Manager     Managed      Managed          based Fees    based Fees
-----------------     -------      -------          ----------    ----------

Mr. Bruce K. Aronow      26        $1,769,000,000      3          $352,000,000
Mr. N. Kumar Kirpalani   26        $1,769,000,000      3          $352,000,000
Ms. Samantha S. Lau      26        $1,769,000,000      3          $352,000,000
Mr. Wen-Tse Tseng        26        $1,769,000,000      3          $352,000,000


AllianceBernstein International Growth Portfolio


      The management of and investment decisions for the Portfolio are made by the International Growth Team. Mr. Stephen Beinhacker, Mr. James K. Pang, Mr. Christopher M. Toub and Lisa A. Shalett are the senior most members of the team.


      The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the senior most members of the team also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2008.


                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)

                                                    Number of     Total Assets
                                                    Registered    of Registered
                      Total                         Investment    Investment
                      Number of    Total Assets     Companies     Companies
                      Registered   of Registered    Managed       Managed
                      Investment   Investment       with          with
                      Companies    Companies        Performance-  Performance-
Portfolio Manager     Managed      Managed          based Fees    based Fees
-----------------     -------      -------          ----------    ----------

Mr. Stephen M. Beinhacker  20       $9,334,000,000    None             None
Mr. James K. Pang          13        $7,410,00,000    None             None
Mr. Christopher M. Toub    35      $14,311,000,000    None             None
Lisa A. Shalett            31      $15,085,000,000      2         $3,417,000,000


                           POOLED INVESTMENT VEHICLES

                                                    Number of
                                                    Pooled         Total Assets
                        Total                       Investment     of Pooled
                        Number of    Total Assets   Vehicles       Investment
                        Pooled       of Pooled      Managed with   Vehicles
                        Investment   Investment     Managed        with
                        Vehicles     Vehicles       Performance-   Performance-
Portfolio Manager       Managed      Managed        based Fees     based Fees
-----------------       -------      -------        ----------     ----------

Mr. Stephen M. Beinhacker  35         $6,824,000,000     2        $357,000,000
Mr. James K. Pang          21         $3,040,000,000     1        $198,000,000
Mr. Christopher M. Toub    59        $14,723,000,000     5        $901,000,000
Lisa A. Shalett            41        $11,984,000,000     2        $588,000,000


                                 OTHER ACCOUNTS

                                                    Number of     Total
                                                    Other         Assets
                      Total        Total            Accounts      of Other
                      Number       Assets           Managed       Accounts
                      of Other     of Other         with          with
                      Accounts     Accounts         Performance-  Performance-
Portfolio Manager     Managed      Managed          based Fees    based Fees
-----------------     -------      -------          ----------    ----------

Mr. Stephen M. Beinhacker     95    $16,051,000,000     11        $3,802,000,000
Mr. James K. Pang             72     $2,273,000,000      4        $2,173,000,000
Mr. Christopher M. Toub       486   $53,787,000,000     88        $9,225,000,000
Lisa A. Shalett            40,382   $71,151,000,000     83        $8,760,000,000

AllianceBernstein Short Duration Bond Portfolio


      The management of and investment decisions for the Portfolio are made by the U.S. Investment Grade: Liquid Markets/Structured Products Investment Team. Mr. Jon P. Denfeld, Mr. Shawn E. Keegan and Mr. Jeffrey S. Phlegar are the senior most members of the team.


      The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the senior most members of the team also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2008.


                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)

                                                    Number of     Total Assets
                                                    Registered    of Registered
                      Total                         Investment    Investment
                      Number of    Total Assets     Companies     Companies
                      Registered   of Registered    Managed       Managed
                      Investment   Investment       with          with
                      Companies    Companies        Performance-  Performance-
Portfolio Manager     Managed      Managed          based Fees    based Fees
-----------------     -------      -------          ----------    ----------

Mr. Jon P. Denfeld       4         $1,896,000,000     None           None
Mr. Shawn E. Keegan      1        $10,405,000,000     None           None
Mr. Jeffrey S. Phlegar  30        $18,552,000,000       1         13,000,000


                           POOLED INVESTMENT VEHICLES

                                                    Number of
                                                    Pooled         Total Assets
                        Total                       Investment     of Pooled
                        Number of    Total Assets   Vehicles       Investment
                        Pooled       of Pooled      Managed with   Vehicles
                        Investment   Investment     Managed        with
                        Vehicles     Vehicles       Performance-   Performance-
Portfolio Manager       Managed      Managed        based Fees     based Fees
-----------------       -------      -------        ----------     ----------

Mr. Jon P. Denfeld        10       $2,366,000,000        2         $296,000,000
Mr. Shawn E. Keegan        7         $302,000,000       None            None
Mr. Jeffrey S. Phlegar    49       $8,356,000,000        3         $475,000,000


                                 OTHER ACCOUNTS

                                                    Number of     Total
                                                    Other         Assets
                      Total        Total            Accounts      of Other
                      Number       Assets           Managed       Accounts
                      of Other     of Other         with          with
                      Accounts     Accounts         Performance-  Performance-
Portfolio Manager     Managed      Managed          based Fees    based Fees
-----------------     -------      -------          ----------    ----------

Mr. Jon P. Denfeld        819      $8,329,000,000      1            $36,000,000
Mr. Shawn E. Keegan       190     $10,437,000,000      4           $662,000,000
Mr. Jeffrey S. Phlegar  1,145     $43,803,000,000     10         $3,419,000,000


AllianceBernstein Intermediate Duration Bond Portfolio

      The management of and investment decisions for the Portfolio are made by the U.S. Investment Grade: Core Fixed Income Team. Mr. Shawn E. Keegan, Mr. Joran Laird, Ms. Alison M. Martier, Mr. Douglas J. Peebles, Mr. Jeffrey S. Phlegar and Mr. Greg J. Wilensky are the senior most members of the team.


      The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the senior most members of the team also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2008.


                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)

                                                    Number of     Total Assets
                                                    Registered    of Registered
                      Total                         Investment    Investment
                      Number of    Total Assets     Companies     Companies
                      Registered   of Registered    Managed       Managed
                      Investment   Investment       with          with
                      Companies    Companies        Performance-  Performance-
Portfolio Manager     Managed      Managed          based Fees    based Fees
-----------------     -------      -------          ----------    ----------

Mr. Shawn E. Keegan      6        $10,050,000,000      None           None
Mr. Joran Laird          6        $10,050,000,000      None           None
Ms. Alison M. Martier    6        $10,050,000,000      None           None
Mr. Douglas J. Peebles  35        $20,357,000,000       1          $13,000,000
Mr. Jeffrey S. Phlegar  30        $18,197,000,000       1          $13,000,000
Mr. Greg J. Wilensky    14        $20,357,000,000       1          $13,000,000


                           POOLED INVESTMENT VEHICLES

                                                    Number of
                                                    Pooled        Total Assets
                        Total                       Investment    of Pooled
                        Number of    Total Assets   Vehicles      Investment
                        Pooled       of Pooled      Managed with  Vehicles
                        Investment   Investment     Managed       with
                        Vehicles     Vehicles       Performance-  Performance-
Portfolio Manager       Managed      Managed        based Fees    based Fees
-----------------       -------      -------        ----------    ----------

Mr. Shawn E. Keegan         7         $302,000,000    None            None
Mr. Joran Laird             7         $302,000,000    None            None
Ms. Alison M. Martier       7         $302,000,000    None            None
Mr. Douglas J. Peebles     52      $10,268,000,000      3         $475,000,000
Mr. Jeffrey S. Phlegar     49       $8,356,000,000      3         $475,000,000
Mr. Greg J. Wilensky       27       $3,857,000,000      3         $475,000,000


                                 OTHER ACCOUNTS
                                                    Number of     Total
                                                    Other         Assets
                      Total        Total            Accounts      of Other
                      Number       Assets           Managed       Accounts
                      of Other     of Other         with          with
                      Accounts     Accounts         Performance-  Performance-
Portfolio Manager     Managed      Managed          based Fees    based Fees
-----------------     -------      -------          ----------    ----------

Mr. Shawn E. Keegan       190      10,437,000,000        4         $662,000,000
Mr. Joran Laird           190      10,437,000,000        4         $662,000,000
Ms. Alison M. Martier     190      10,437,000,000        4         $662,000,000
Mr. Douglas J. Peebles  1,183      50,289,000,000       10       $3,419,000,000
Mr. Jeffrey S. Phlegar  1,145      43,803,000,000       10       $3,419,000,000
Mr. Greg J. Wilensky    1,014      19,688,000,000        5         $698,000,000


AllianceBernstein High-Yield Portfolio

      The management of and investment decisions for the Portfolio are made by the Global Credit Investment Team. Mr. Gershon Distenfeld, Mr. Joel J. McKoan and Mr. Douglas J. Peebles are the senior most members of the team.


      The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the senior most members of the team also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2008.


                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)

                                                    Number of     Total Assets
                                                    Registered    of Registered
                      Total                         Investment    Investment
                      Number of    Total Assets     Companies     Companies
                      Registered   of Registered    Managed       Managed
                      Investment   Investment       with          with
                      Companies    Companies        Performance-  Performance-
Portfolio Manager     Managed      Managed          based Fees    based Fees
-----------------     -------      -------          ----------    ----------

Mr. Gershon Distenfeld    11        $2,038,000,000    None           None
Mr. Joel J. McKoan         7             $0           None           None
Mr. Douglas J. Peebles    35       $21,483,000,000      1         $13,000,000


                           POOLED INVESTMENT VEHICLES


                                                    Number of
                                                    Pooled        Total Assets
                        Total                       Investment    of Pooled
                        Number of    Total Assets   Vehicles      Investment
                        Pooled       of Pooled      Managed with  Vehicles
                        Investment   Investment     Managed       with
                        Vehicles     Vehicles       Performance-  Performance-
Portfolio Manager       Managed      Managed        based Fees    based Fees
-----------------       -------      -------        ----------    ----------

Mr. Gershon Distenfeld      2         $356,000,000    None            None
Mr. Joel J. McKoan          4       $1,805,000,000    None            None
Mr. Douglas J. Peebles     51      $10,268,000,000      3         $475,000,000


                                 OTHER ACCOUNTS

                                                    Number of     Total
                                                    Other         Assets
                      Total        Total            Accounts      of Other
                      Number       Assets           Managed       Accounts
                      of Other     of Other         with          with
                      Accounts     Accounts         Performance-  Performance-
Portfolio Manager     Managed      Managed          based Fees    based Fees
-----------------     -------      -------          ----------    ----------

Mr. Gershon Distenfeld       38     $5,227,000,000    None             None
Mr. Joel J. McKoan            5       $925,000,000    None             None
Mr. Douglas J. Peebles    1,183    $50,289,000,000     10         $3,419,000,000



AllianceBernstein Inflation-Protected Securities Portfolio

      Mr. Greg J. Wilensky, Director of Stable Value Investments, is the investment professional primarily responsible for the day-to-day management of the AllianceBernstein Inflation-Protected Securities Portfolio.

      The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which Mr. Wilensky also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2008.


                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)

                                                    Number of     Total Assets
                                                    Registered    of Registered
                      Total                         Investment    Investment
                      Number of    Total Assets     Companies     Companies
                      Registered   of Registered    Managed       Managed
                      Investment   Investment       with          with
                      Companies    Companies        Performance-  Performance-
Portfolio Manager     Managed      Managed          based Fees    based Fees
-----------------     -------      -------          ----------    ----------

Mr. Greg J. Wilensky    14         $14,364,000,000     1          $13,000,000


                           POOLED INVESTMENT VEHICLES

                                                    Number of
                                                    Pooled        Total Assets
                        Total                       Investment    of Pooled
                        Number of    Total Assets   Vehicles      Investment
                        Pooled       of Pooled      Managed with  Vehicles
                        Investment   Investment     Managed       with
                        Vehicles     Vehicles       Performance-  Performance-
Portfolio Manager       Managed      Managed        based Fees    based Fees
-----------------       -------      -------        ----------    ----------

Mr. Greg J. Wilensky     27         $3,857,000,000     3          $475,000,000


                                 OTHER ACCOUNTS
                                                    Number of     Total
                                                    Other         Assets
                      Total        Total            Accounts      of Other
                      Number       Assets           Managed       Accounts
                      of Other     of Other         with          with
                      Accounts     Accounts         Performance-  Performance-
Portfolio Manager     Managed      Managed          based Fees    based Fees
-----------------     -------      -------          ----------    ----------

Mr. Greg J. Wilensky    1,014      $19,688,000,000      5         $698,000,000


Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

      As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

      Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401k/profit-sharing plan investment and/or notionally in connection with deferred incentive compensation awards. The Adviser's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

      Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

      Allocating Investment Opportunities. The Adviser has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

      The Adviser's procedures are also designed to prevent potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

      To address these conflicts of interest, the Adviser's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation
------------------------------

      The Adviser's compensation program for investment professionals(4) is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

----------
(4) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

      (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

      (ii) Discretionary incentive compensation in the form of an annual cash bonus: The Adviser's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, the Adviser considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of the Adviser. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. The Adviser also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser's leadership criteria.

      (iii) Discretionary incentive compensation in the form of awards under the Adviser's Partners Compensation Plan ("deferred awards"): The Adviser's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Adviser terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of the Adviser's clients and mutual fund shareholders with respect to the performance of those mutual funds. The Adviser also permits deferred award recipients to allocate up to 50% of their award to investments in the Adviser's publicly traded equity securities.(6)

----------
(6) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of the Adviser's Master Limited Partnership Units.

      (iv) Contributions under the Adviser's Profit Sharing/401(k) Plan: The contributions are based on the Adviser's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Adviser.

------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS

------------------------------------------------------------------------------

      Under the general supervision of the Trustees, the Adviser makes each Portfolio's investment decisions and determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as "best execution"). When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. Neither the Portfolios nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Portfolios, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Portfolios. While it is impossible to place an actual dollar value on such investment information, the Adviser believes that its receipt probably does not reduce the overall expenses of the Adviser to any material extent.

      The investment information provided to the Adviser is of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Portfolios effect securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its clients' accounts. There may be occasions where the fee charged by a broker may be greater than that which another broker may charge if it is determined in good faith that the amount of such fee is reasonable in relation to the value of brokerage, research and statistical services provided by the executing broker.

      The Portfolios may deal in some instances in securities that are not listed on a national securities exchange but are traded in the over-the-counter market. They may also purchase listed securities through the third market. Where transactions are executed in the over-the-counter market or third market, the Portfolios will seek to deal with the primary market makers; but when necessary in order to obtain best execution, they will utilize the services of others.

      The extent to which commissions that will be charged by broker-dealers selected by the Portfolios may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Portfolios place portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Portfolios; on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing the Portfolios. In connection with seeking best price and execution, the Portfolios do not consider sales of shares of the Portfolios or other investment companies managed by the Adviser as a factor in the selection of broker-dealers to effect portfolio transactions.

      For the fiscal years ended August 31, 2006, August 31, 2007 and August 31, 2008, the Portfolios paid aggregate brokerage commissions in the amounts of, for the AllianceBernstein U.S. Value Portfolio, $331,093, $701,047 and $867,673, respectively; for the AllianceBernstein U.S. Large Cap Growth Portfolio, $1,628,020, $2,926,044 and $2,442,083, respectively; for the AllianceBernstein Global Real Estate Investment Portfolio, $812,522, $1,205,807 and $1,109,607 respectively; for the AllianceBernstein International Value Portfolio, $673,324, $935,777 and $982,401, respectively; for the AllianceBernstein International Growth Portfolio, $2,431,532, $2,298,771 and $2,334,967, respectively; for the AllianceBernstein Small-Mid Cap Value Portfolio, $269,463, $351,223 and $514,944, respectively; and for the AllianceBernstein Small-Mid Cap Growth Portfolio, $737,496, $873,093 and $1,097,644, respectively.


      Aggregate securities transactions during the fiscal year ended August 31, 2008 were as follows: with respect to the AllianceBernstein U.S. Value Portfolio, $1,691,931,454 and, in connection therewith, brokerage commissions of $285,202 (32.9%) were allocated to persons or firms supplying research information; with respect to the AllianceBernstein U.S. Large Cap Growth Portfolio, $5,126,017,861 and, in connection therewith, brokerage commissions of $1,226,601 (50.2%) were allocated to persons or firms supplying research information; with respect to the AllianceBernstein Global Real Estate Investment Portfolio, $1,315,242,796 and, in connection therewith, brokerage commissions of $404,425 (36.5%) were allocated to persons or firms supplying research information; with respect to the AllianceBernstein International Value Portfolio, $1,111,965 and, in connection therewith, brokerage commissions of $323,712 (32.8%) were allocated to persons or firms supplying research information; with respect to the AllianceBernstein International Growth Portfolio, $2,456,042,515 and, in connection therewith, brokerage commissions of $664,861 (28.5%) were allocated to persons or firms supplying research information; with respect to the AllianceBernstein Short Duration Bond Portfolio, $2,988,878,189 and, in connection therewith, brokerage commissions of $0 (0%) were allocated to persons or firms supplying research information; with respect to the AllianceBernstein Intermediate Duration Bond Portfolio, $3,481,718,624 and, in connection therewith, brokerage commissions of $0 (0%) were allocated to persons or firms supplying research information; with respect to the AllianceBernstein Inflation-Protected Securities Portfolio, $136,837,274 and, in connection therewith, brokerage commissions of $0 (0%) were allocated to persons or firms supplying research information; with respect to the AllianceBernstein High-Yield Portfolio, $322,620,737 and, in connection therewith, brokerage commissions of $0 (0%) were allocated to persons or firms supplying research information; with respect to the AllianceBernstein Small-Mid Cap Value Portfolio, $568,936,711 and, in connection therewith, brokerage commissions of $169,469 (32.9%) were allocated to persons or firms supplying research information; and with respect to the AllianceBernstein Small-Mid Cap Growth Portfolio, $1,263,335,523 and, in connection therewith, brokerage commissions of $478,594 (43.6%) were allocated to persons or firms supplying research information.

      The Portfolios may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co., an affiliate of the Adviser. In such instances, the placement of orders with such broker would be consistent with the Portfolios' objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Adviser. With respect to orders placed with SCB & Co. for execution on a securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Trust), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

      The brokerage transactions engaged in by certain of the Portfolios with SCB & Co., SCB Ltd. and their affiliates, which are affiliated persons of the Adviser, during the fiscal years ended August 31, 2007 and August 31, 2008 are set forth below.



                                                               % of Portfolio's
                                                                 Aggregate
                                                                 Dollar
                                                                 Amount of
                                                                 Brokerage
                                                                 Transactions
                                                                 Involving
                                                                 the Payment
                                                     % of        of Commissions
                                                  Portfolio's    Effected
                                    Amount of     Aggregate      Through
                                    Brokerage     Brokerage      Affiliated
Period Ended  Portfolio             Commissions   Commissions    Brokers
------------  ---------             -----------   -----------    --------------


8/31/07       AllianceBernstein
              International              $0           0%                0%

              AllianceBernstein
8/31/08       Value Portfolio       $33,382        3.40%             2.37%


------------------------------------------------------------------------------

                           EXPENSES OF THE PORTFOLIOS

------------------------------------------------------------------------------

Distribution Arrangements
-------------------------

      The Trust has entered into a distribution agreement (the "Distribution Agreement") on behalf of each Portfolio with ABI, the Portfolios' principal underwriter (the "Underwriter"), to permit the Underwriter to distribute the Portfolios' shares, which are sold at the net asset value without any sales charge. The Distribution Agreement does not obligate the Distributor to sell a specific number of shares.

      Under the Distribution Agreement, the Trust is responsible for all expenses of the Portfolios, including, for example, certain administrative services, costs of printing Portfolio prospectuses and other reports to shareholders, any taxes levied against the Portfolios and brokerage fees and commissions in connection with the purchase and sale of portfolio securities, but not expenses incurred in promoting the sale of the Portfolios' shares, which are borne by the Underwriter.

      The Distribution Agreement will continue in effect with respect to each Portfolio for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the disinterested Trustees and (ii) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose.

      All material amendments to the Distribution Agreement will become effective only upon approval as provided in the preceding paragraph. The Distribution Agreement may be terminated (a) by the Portfolios without penalty at any time by a majority vote of the holders of the Portfolio's outstanding voting securities, voting separately by class, or by a majority vote of the disinterested Trustees or (b) by the Underwriter. To terminate the Distribution Agreement, any party must give the other parties 60 days' written notice. The Distribution Agreement will terminate automatically in the event of its assignment.

Transfer Agency Arrangements
----------------------------

      AllianceBernstein Investor Services, Inc. ("ABIS"), an indirect wholly-owned subsidiary of the Adviser located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as the Portfolios' registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders.

Codes of Ethics and Proxy Voting Policies and Procedures
--------------------------------------------------------

      The Portfolios, the Adviser and the Principal Underwriter have each adopted codes ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Portfolios. The Portfolios have adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix B.

      Information regarding how each Portfolio voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Advisor's website at www.AllianceBernstein.com; or both; and (2) on the Commission's website at www.sec.gov.

------------------------------------------------------------------------------

                               PURCHASE OF SHARES

------------------------------------------------------------------------------

      The following information supplements that set forth in the Prospectus under the heading "Purchase and Sale of Shares - How To Buy Shares."

General
-------

      Shares of the Portfolios are sold directly through the Principal Underwriter exclusively to regulated investment companies advised by and certain other institutional clients of the Adviser. The shares are offered on a continuous basis at a price equal to their net asset value.

      In return for Portfolio shares, the Portfolios intend to accept securities held as portfolio assets by the AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Preservation Strategy, AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy, AllianceBernstein Tax-Managed Wealth Preservation Strategy, AllianceBernstein Blended Style Series, Inc.--U.S. Large Cap Portfolio and certain institutional clients of and regulated investment companies advised by AllianceBernstein that seek a blend of asset classes pursuant to an agreement and plan of reorganization and incorporation of assets pursuant to section 351 of the Internal Revenue Code of 1986, as amended (the "Code"). The Portfolios intend that the contributions by the Transferors in exchange for Portfolio shares be governed by section 351 of the Code and, as such, be tax-free.

      Right to Restrict, Reject or Cancel Purchase and Exchange Orders. The AllianceBernstein Mutual Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason. Each Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If a Portfolio suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

      The public offering price of shares of the Portfolios is their net asset value. On each Portfolio business day on which a purchase or redemption order is received by a Portfolio and trading in the types of securities in which the Portfolio invests might materially affect the value of Portfolio shares, the per share net asset value is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern Time) by dividing the value of the total assets attributable to a class, less its liabilities, by the total number of its shares then outstanding. A Portfolio business day is any day on which the Exchange is open for trading. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day.

Arrangements Permitting Frequent Purchases And Redemptions Of
Portfolio Shares
--------------------------------------------------------------

      The AllianceBernstein Pooling Portfolios have no arrangements with anyone to permit frequent purchases and redemptions of Portfolio shares. As described in the Portfolios' Prospectus, the Portfolios accept only institutional clients of the Adviser as shareholders.


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                              REDEMPTION OF SHARES

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      The following information supplements that set forth in the Portfolios'
Prospectus under the heading "Purchase and Sale of Shares - How to Sell Shares."

      Subject only to the limitations described below, the Portfolios will redeem shares tendered to them, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered in proper form. There is no redemption charge.

      The right of redemption may not be suspended and the date of payment upon redemption may not be postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by a Portfolio of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for a Portfolio fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of a Portfolio.

      Except as provided below, redemption proceeds will be sent by wire only. Payment of the redemption price will ordinarily be wired within one business day of the redemption request, but may take up to three business days. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Portfolio's securities at the time of such redemption or repurchase. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

      The Trust may pay any portion of a redemption by distribution in kind of portfolio securities in lieu of cash. Securities issued in a distribution in kind will be readily marketable, although shareholders receiving distributions in kind may incur brokerage commissions or pay spreads when subsequently disposing of those securities.

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                                 NET ASSET VALUE

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      The AllianceBernstein Pricing and Valuation Group (the "Pricing Group") is
responsible for implementing the Adviser's Statement of Pricing Policy (the "Policy Statement"), as approved by the Board.

      The per share net asset value is computed in accordance with the Trust's Declaration of Trust and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern Time) following receipt of a purchase or redemption order by a Portfolio on each Portfolio business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. Each Portfolio's per share net asset value is calculated by dividing the value of that Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Portfolio business day is any weekday on which the Exchange is open for trading.

      In accordance with applicable rules under the 1940 Act and the Portfolios' pricing policies and procedures adopted by the Board (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board has delegated to the Adviser certain of the Board's duties with respect to the Pricing Policies. Readily marketable securities listed on the Exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange or, in the case of a foreign securities exchange, at the last quoted sale price, in each case on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or pursuant to procedures established by, the Board. Securities for which no bid and asked price quotations are readily available are valued in good faith at fair value by, or in accordance with procedures established by, the Board. Readily marketable securities not listed on the Exchange or on a foreign securities exchange but listed on other national securities exchanges are valued in like manner, and securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price. Portfolio securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

      Readily marketable securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on NASDAQ), are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources.

      Listed put or call options purchased by a Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

      Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

      U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board determines that this method does not represent fair value).

      Debt securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. For securities where the Pricing Group has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

      All other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by a Portfolio or the Board.

      With respect to securities for which market quotations are not readily available, the market value of a security will be determined in accordance with the Policy Statement.

      Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Portfolio business day. In addition, trading in foreign markets may not take place on all Portfolio business days. Furthermore, trading may take place in various foreign markets on days that are not Portfolio business days. Each Portfolio's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in a Portfolio's calculation of net asset value unless these prices do not reflect current market value, in which case the securities will be valued in good faith at fair value by, or in accordance with procedures established by, the Board.

      The Board may suspend the determination of a Portfolio's net asset value (and the offering and sales of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

      For purposes of determining each Portfolio's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board.

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                       DIVIDENDS, DISTRIBUTIONS AND TAXES

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      The following discussion addresses certain U.S. federal income tax issues concerning the Portfolios and the purchase, ownership, and disposition of Portfolio shares. This discussion does not purport to be complete or to address all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, banks and life insurance companies). The following discussion also provides only limited information about the U.S. federal income tax treatment of shareholders that are not U.S. shareholders. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Portfolio shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

United States Federal Income Taxation of Dividends and Distributions
--------------------------------------------------------------------

      Taxation of Each Portfolio. Each Portfolio is treated as a separate taxable entity for U.S. federal income tax purposes. Each Portfolio intends to qualify for tax treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for each taxable year.

      If a Portfolio qualifies as a regulated investment company that is accorded special tax treatment, it will not be subject to federal income tax on the part of its income distributed in a timely manner to shareholders in the form of dividends (including capital gain dividends). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Portfolio must, among other things:

      (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

      (b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

      (c) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year, (i) at least 50% of the market value of the Portfolio's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Portfolio's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Portfolio's total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Portfolio controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of the Portfolio's investments in loan participations, the Portfolio shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

      In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, recently enacted tax legislation (the "2004 Act") provides that for taxable years of a regulated investment company beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

      If it were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, each Portfolio would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to U.S. shareholders as ordinary income. (Some portions of such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of U.S. shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate U.S. shareholders.) In addition, each Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

      In addition, if a Portfolio fails to distribute in a calendar year an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 (or later if the Portfolio is permitted so to elect and so elects), plus any retained amount from the prior year, the Portfolio will be subject to a 4% excise tax on the underdistributed amounts. For these purposes, a strategy will be treated as having distributed any amount for which it is subject to income tax. A dividend paid to shareholders by a Portfolio in January of a year generally is deemed to have been paid by the Portfolio on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Portfolios intend generally to make distributions sufficient to avoid imposition of the 4% excise tax.

      PORTFOLIO DISTRIBUTIONS. Generally, a regulated investment company qualifying under Subchapter M of the Code that invests in a Portfolio (a "RIC Shareholder") will be treated in the same manner as Portfolio shareholders who are natural persons would be, and, as such, the RIC Shareholder will have ordinary income from the receipt of dividends from the underlying Portfolios' investment income and short-term gains and capital gain income from the receipt of capital gain dividends from underlying Portfolios. As for most other types of shareholders of an underlying Portfolio, a RIC Shareholder will not be able to use losses realized within one underlying Portfolio against gains or income realized within another underlying Portfolio. This could cause the RIC Shareholder to receive, and in turn be required to make, higher current distributions, and such distributions may consist to a greater degree of ordinary income than they would have had if the RIC Shareholder had held directly the assets of the underlying Portfolios. The RIC Shareholder will, however, be able to net gains or losses from the redemptions of shares in multiple underlying funds against each other.

      Taxes on distributions of capital gains are determined by how long the Portfolio owned the investments that generated them, rather than how long a RIC Shareholder has owned his or her shares in the Portfolio. Distributions of net capital gains from the sale of investments that the Portfolio owned for more than one year and that are properly designated by the Portfolio as capital gain dividends ("Capital Gain Dividends") will be taxable to RIC Shareholders as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of gains from the sale of investments that the Portfolio owned for one year or less will be taxable to RIC Shareholders as ordinary income.

      QUALIFIED DIVIDEND INCOME. For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gains. If a RIC Shareholder receives dividends from an underlying fund that qualifies as a regulated investment company, and the underlying Portfolio designates such dividends as "qualified dividend income" then the RIC Shareholder will receive "qualified dividend income" and is permitted in turn to designate a portion of its distributions as "qualified dividend income" as well, provided the RIC Shareholder meets holding period and other requirements with respect to shares of the underlying Portfolio. A dividend will not be treated as qualified dividend income (at any level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company for the taxable year in which the dividend is paid or the immediately preceding taxable year.

      If the qualified dividends received by a RIC Shareholder during any taxable year are 95% or more of its gross income, then 100% of the RIC Shareholder's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

      Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets-- for taxable years beginning on or before December 31, 2008.

      Although each Portfolio may distribute amounts designated as qualified dividend income if certain conditions (described below) are satisfied, those Portfolios emphasizing equity investments - for example, the U.S. Large Cap Growth Portfolio and the Small-Mid Cap Value Portfolio - are generally likely to be able to distribute larger proportionate amounts designated as qualified dividend income. However, the equity component of each Portfolio's portfolio is normally diversified among a broad range of stocks paying dividends at different rates or perhaps even not at all. As a result, it is not possible to predict what portions of distributions made by any of the Portfolios are likely to be designated as qualified dividend income.

      Any dividend or distribution received by a U.S. shareholder on shares of one of the Portfolios (even if received shortly after the purchase of such shares by such shareholder) will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution.

      DIVIDENDS RECEIVED DEDUCTION. U.S. Corporate shareholders of RIC Shareholders, if any, may be able to take a dividends-received deduction with respect to the portion of any Portfolio distribution representing certain dividends received by the Portfolio from domestic corporations during the taxable year. The ability to take a dividends-received deduction is subject to particular requirements and limitations in the Code.

      RETURN OF CAPITAL DISTRIBUTIONS. If a Portfolio makes a distribution in excess of its current and accumulated "earning and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a U.S. shareholder's tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a U.S. shareholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those shares.

      Dividends and distributions on a Portfolio's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Portfolio's realized income and gains, even though such dividends and distributions may economically represent a return of a particular U.S. shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Portfolio's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed, even when a Portfolio's net asset value also reflects unrealized losses.

      REDEMPTIONS AND SALES OF SHARES. Redemptions and sales of shares in any of the Portfolios are generally taxable transactions for U.S. federal income tax purposes, generally giving rise to gain or loss recognition by U.S. shareholders at rates applicable to long-term or short-term capital gains depending on whether the shares were held for more than one year or for one year or less, respectively. However, if a U.S. shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for U.S. federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Portfolio shares will be disallowed if other shares of the same Portfolio are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

      REDEMPTIONS AND SALES OF SHARES BY RIC SHAREHOLDERS. Depending on a RIC Shareholder's percentage ownership in an underlying Portfolio both before and after a redemption of underlying fund shares, there is a remote risk that the RIC Shareholder's redemption of shares of such underlying Portfolio may cause the RIC Shareholder to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying Portfolio. This would be the case where the RIC Shareholder holds a significant interest in an underlying Portfolio and redeems only a small portion of such interest.

      OPTIONS, FUTURES, FORWARD CONTRACTS, AND SWAP AGREEMENTS. Each Portfolio may enter hedging transactions and other transactions in options, futures contracts, forward contracts, swap agreements, straddles, foreign currencies, and other instruments, all of which are subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Portfolio, defer losses to the Portfolio, cause adjustments in the holding periods of the Portfolio's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders. Each Portfolio will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Portfolio.

      Certain of each Portfolio's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If a Portfolio's book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Portfolio's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and
(iii) thereafter as gain from the sale or exchange of a capital asset. If its book income is less than sum of its taxable income and net tax-exempt income (if any), a Portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

      SECURITIES ISSUED OR PURCHASED AT A DISCOUNT. An investment made in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Portfolio making the investment to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Portfolio may be required to sell securities in its portfolio that it otherwise would have continued to hold.

      FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. Each Portfolio may enter transactions in foreign currencies, foreign currency-denominated debt securities, and certain foreign currency options, futures contracts, and forward contracts (and other similar instruments), which may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

      With respect to each of the Portfolios, investments in foreign securities may be subject to foreign withholding taxes, effectively decreasing the yield on those securities, and may increase or accelerate the Portfolio's recognition of ordinary income and affect the timing or amount of the Portfolio's distributions. None of the Portfolios expects that U.S. shareholders will be able to claim a credit or deduction with respect to foreign taxes paid by the Portfolio.

      PASSIVE FOREIGN INVESTMENT COMPANIES. Equity investments by a Portfolio in certain "passive foreign investment companies" ("PFICs") could potentially subject that Portfolio to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to RIC Shareholders. However, a Portfolio may elect to avoid the imposition of that tax. For example, the Portfolio may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Portfolio will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Portfolio also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Portfolio's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Portfolio to avoid taxation. Making either of these elections therefore may require the Portfolio to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Portfolio's total return. As mentioned above, dividends paid by PFICs will not be eligible to be treated as qualified dividend income.

      NON-U.S. SHAREHOLDERS. In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, under the 2004 Act, effective for taxable years of the Portfolios beginning before January 1, 2008, a regulated investment company will not be required to withhold any amounts (i) with respect to distributions from U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Portfolio, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the regulated investment company. The Portfolios currently do not anticipate that any of their shareholders will be foreign persons, but recognize that RIC Shareholders may have foreign shareholders. Interest-related and short-term capital gain distributions received by a RIC Shareholder will retain their character as excluded from withholding when paid by the RIC Shareholder to its foreign shareholders, if any.

      The 2004 Act also modifies the tax treatment of distributions from a regulated investment company that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Global Real Estate Investment Portfolio will likely hold USRPIs. Although under the 2004 Act distributions to foreign persons attributable to gains from the sale or exchange of USRPIs ("USRPI Distributions") paid or deemed paid on or before December 31, 2007 will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax (and may well be subject to withholding under future regulations), RIC Shareholders will not receive or pass-through USRPI Distributions as a result of investing in the Portfolios. This result may be changed under future regulations.

      Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Portfolio or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs.

      BACKUP WITHHOLDING. Each Portfolio generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Portfolio with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the Portfolio that he or she is a United States person and is not subject to such withholding. The backup withholding tax rate is currently 28% for amounts paid through 2010, and is scheduled to increase to 31% for amounts paid after December 31, 2010.

------------------------------------------------------------------------------

                               GENERAL INFORMATION

------------------------------------------------------------------------------

Description of the Trust
------------------------

      The Trust is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated November 11, 2004, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust is a "series" company as described in Rule 18f-2 under the 1940 Act, having thirteen separate portfolios, each of which is represented by a separate series of shares.

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of each series and of each class of shares thereof. The shares of each Portfolio do not have any preemptive rights. Upon termination of any Portfolio, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Portfolio are entitled to share pro rata in the net assets of that Portfolio then available for distribution to such shareholders. The Trust or any Portfolio may be terminated at any time by vote of at least a majority of the outstanding shares of each Portfolio affected. The Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders.

      It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Trustees.

Disclosure of Portfolio Holdings
--------------------------------

      The Portfolios believe that the ideas of the Adviser's investment staff should benefit the Portfolios and their shareholders, and does not want to afford speculators an opportunity to profit by anticipating Portfolio trading strategies or using Portfolio information for stock picking. However, the Portfolios also believe that knowledge of the Portfolios' portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions and evaluating portfolio management techniques.

      The Adviser has adopted, on behalf of the Portfolios, policies and procedures relating to disclosure of the Portfolios' portfolio securities. The policies and procedures relating to disclosure of the Portfolios' portfolio securities are designed to allow disclosure of portfolio holdings information when necessary to the Portfolios' operations or useful to the Portfolios' shareholders without compromising the integrity or performance of the Portfolios. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their shareholders) are met, the Portfolios do not provide or permit others to provide information about the Portfolios' portfolio holdings on a selective basis.

      The Portfolios include portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser posts portfolio holdings information on the Adviser's website (www.AllianceBernstein.com). The Adviser posts on the website a complete schedule of the Portfolios' portfolio securities, as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the applicable Portfolio, the market value of the applicable Portfolio's holdings and the percentage of the applicable Portfolio's assets represented by the applicable Portfolio's holdings. In addition to the schedule of portfolio holdings, the Adviser may post information about the number of securities a Portfolio holds, a summary of a Portfolio's top ten holdings (including name and the percentage of the Portfolio's assets invested in each holding) and a percentage breakdown of the Portfolio's investments by country, sector and industry, as applicable approximately 20 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, emailed or otherwise transmitted to any person.

      The Adviser may distribute or authorize the distribution of information about the Portfolios' portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Portfolios. In addition, the Adviser may distribute or authorize distribution of information about the Portfolios' portfolio holdings that is not publicly available, on the website or otherwise, to the Portfolios' service providers who require access to the information in order to fulfill their contractual duties relating to the Portfolios, to facilitate the review of the Portfolios by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders. The Adviser does not expect to disclose information about the Portfolios' portfolio holdings that is not publicly available to the Portfolios' individual or institutional investors or to intermediaries that distribute the Portfolios' shares. Information may be disclosed with any frequency and any lag, as appropriate.

      Before any non-public disclosure of information about the Portfolios' portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer must determine that a Portfolio has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolio's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolio or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

      The Adviser has established procedures to ensure that the Portfolios' portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determines that the disclosure serves a legitimate business purpose of a Portfolio and is in the best interest of the Portfolio's shareholders. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to a Portfolio and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Portfolio and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Portfolios' Board on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

      In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Portfolios' portfolio holdings: (i) the Portfolios' independent registered public accounting firm, for use in providing audit opinions; (ii) R.R. Donnelley Financial, Data Communique International and, from time to time, other financial printers, for the purpose of preparing Portfolio regulatory filings; (iii) the Portfolios' custodian in connection with its custody of the Portfolios' assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Portfolios' portfolio holdings information unless specifically authorized.

Capitalization
--------------

      The Trust has an unlimited number of authorized shares of beneficial interest. The Trustees are authorized to reclassify any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the laws of The Commonwealth of Massachusetts. If shares of another series were issued in connection with the creation of one or more additional portfolios, each share of any portfolio would normally be entitled to one vote for all purposes. Generally, shares of all portfolios would vote as a single series on matters, such as the election of Trustees, that affected all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Investment Advisory Agreement and changes in investment policy, shares of each portfolio would vote as a separate series. Procedures for calling a shareholders' meeting for the removal of Trustees of the Portfolio, similar to those set forth in Section 16(c) of the 1940 Act, will be available to shareholders of the Portfolios. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series. Except as noted below under "Shareholder and Trustee Liability," all shares of the Portfolios when duly issued will be fully paid and non-assessable.

Voting Rights
-------------

      Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust or a Portfolio and on other matters submitted to the vote of shareholders.

      The By-Laws of the Trust provide that the shareholders of any particular series or class shall not be entitled to vote on any matters as to which such series or class is not affected. Except with respect to matters as to which the Trustees have determined that only the interests of one or more particular series or classes are affected or as required by law, all of the shares of each series or class shall, on matters as to which such series or class is entitled to vote, vote with other series or classes so entitled as a single class. Notwithstanding the foregoing, with respect to matters which would otherwise be voted on by two or more series or classes as a single class, the Trustees may, in their sole discretion, submit such matters to the shareholders of any or all such series or classes separately. Rule 18f-2 under the 1940 Act provides in effect that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not affect any interest of such series. Although not governed by Rule 18f-2, shares of each class of a Portfolio will vote separately with respect to matters pertaining to the respective Distribution Plans applicable to each class.

      The terms "shareholder approval" and "majority of the outstanding voting securities" as used in the Prospectus and this SAI mean the lesser of (i) 67% or more of the shares of the applicable Portfolio or applicable class thereof represented at a meeting at which more than 50% of the outstanding shares of such Portfolio or such class are represented or (ii) more than 50% of the outstanding shares of such Portfolio or such class.

      There will normally be no meetings of shareholders for the purpose of electing Trustees except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the Board, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. The Portfolios' shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and in such event the holders of the remaining less than 50% of the shares voting for such election of Trustees will not be able to elect any person or persons to the Board. A special meeting of shareholders for any purpose may be called by 10% of the Trust's outstanding shareholders.

      Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.

      No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name, (ii) to establish, change or eliminate the par value of shares or (iii) to supply any omission, cure any ambiguity or cure, correct or supplement any defective or inconsistent provision contained in the Declaration of Trust.

Shareholder and Trustee Liability
---------------------------------

      Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of a Portfolio's property for all loss and expense of any shareholder of that Portfolio held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio of which he or she was a shareholder would be unable to meet its obligations.

      The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust but no such person may be indemnified against any liability to the Trust or the Trust's shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Beneficial Ownership
--------------------

      Persons who owned of record or beneficially more than 25% of any of a Portfolio's outstanding shares are deemed to "control" such Portfolio.



At the close of business on December 5, 2008, there were 1,380,809,642 shares outstanding consisting of: US Value Portfolio, 275,482,706 shares; US Large Cap Growth Portfolio, 227,423,359 shares; Global Real Estate Investment Portfolio, 129,396,364 shares; International Value Portfolio, 133,182,729 shares; International Growth Portfolio, 120,835,322 shares; Short Duration Bond Portfolio, 116,721,860 shares; Intermediate Duration Bond Portfolio, 140,655,412 shares; Inflation-Protected Securities Portfolio, 57,593,062 shares; High-Yield Portfolio, 61,527,743 shares; Small-Mid Cap Value Portfolio, 61,625,658 shares; and Small-Mid Cap Growth Portfolio,
56,365,427 shares. To the knowledge of the Trust, the following persons owned of record or beneficially 5% or more of a class of outstanding shares of the Trust as of December 5, 2008.

                     ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO
                             5% Beneficial Ownership
                             As of December 5, 2008

Beneficial Owner                       Number of Shares           % of Shares
----------------                       ----------------           -----------

Wealth Appreciation                    50,822,988                 18.45%
AB Pooling: US Value
1345 Avenue of the Americas
New York, NY 10105-0302

Balanced Wealth                        47,328,007                 17.18%%
AB Pooling: US Value
1345 Avenue of the Americas
New York, NY 10105-0302

CollegeBoundfund                       33,238,256                 12.07%
CBF-Appreciation Portfolio
AB Pooling: US Value
1345 Avenue of the Americas
New York, NY 10105-0302


                ALLIANCEBERNSTEIN U.S. LARGE CAP GROWTH PORTFOLIO
                             5% Beneficial Ownership
                             As of December 5, 2008

Beneficial Owner                       Number of Shares           % of Shares
----------------                       ----------------           -----------

Wealth Appreciation                    42,054,555                 18.49%
AB Pooling: US Large Cap
Growth
1345 Avenue of the Americas
New York, NY 10105-0302

Balanced Wealth                        40,600,121                 17.85%
AB Pooling: US Large Cap
Growth
1345 Avenue of the Americas
New York, NY 10105-0302

CollegeBoundfund                       27,182,747                 11.95%
CBF-Appreciation Portfolio
AB Pooling: US Large Cap
Growth
1345 Avenue of the Americas
New York, NY 10105-0302


            ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT PORTFOLIO
                             5% Beneficial Ownership
                             As of December 5, 2008

Beneficial Owner                       Number of Shares           % of Shares
----------------                       ----------------           -----------

Wealth Appreciation                    22,362,143                 17.28%
AB Pooling: Global Real
Estate Investment
1345 Avenue of the Americas
New York, NY 10105-0302

Wealth Preservation                    10,787,950                 8.34%
AB Pooling: Global Real
Estate Investment
1345 Avenue of the Americas
New York, NY 10105-0302

Balanced Wealth                        28,537,419                 22.05%
AB Pooling: Global Real
Estate Investment
1345 Avenue of the Americas
New York, NY 10105-0302

CollegeBoundfund                       13,691,775                 10.58%
CBF-Appreciation Portfolio
AB Pooling: Real Estate
Investment
1345 Avenue of the Americas
New York, NY 10105-0302


                 ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO
                             5% Beneficial Ownership
                             As of December 5, 2008

Beneficial Owner                       Number of Shares           % of Shares
----------------                       ----------------           -----------

Wealth Appreciation                    27,331,425                 20.52%
AB Pooling: International
Value
1345 Avenue of the Americas
New York, NY 10105-0302

Balanced Wealth                        20,949,828                 15.73%
AB Pooling: International
Value
1345 Avenue of the Americas
New York, NY 10105-0302

CollegeBoundfund                       16,569,461                 12.44%
CBF-Appreciation Portfolio
AB Pooling: International
Value
1345 Avenue of the Americas
New York, NY 10105-0302


                ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO
                             5% Beneficial Ownership
                             As of December 5, 2008

Beneficial Owner                       Number of Shares           % of Shares
----------------                       ----------------           -----------

Wealth Appreciation                    24,528,407                 20.30%
AB Pooling: International
Growth
1345 Avenue of the Americas
New York, NY 10105-0302

Balanced Wealth                        19,825,370                 16.41%
AB Pooling: International
Growth
1345 Avenue of the Americas
New York, NY 10105-0302

CollegeBoundfund                       14,972,176                 12.39%
CBF-Appreciation Portfolio
AB Pooling: International
Growth
1345 Avenue of the Americas
New York, NY 10105-0302


                 ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO
                             5% Beneficial Ownership
                             As of December 5, 2008

Beneficial Owner                       Number of Shares           % of Shares
----------------                       ----------------           -----------

Wealth Preservation                    22,065,895                 18.90%
AB Pooling: Short Duration
Bond
1345 Avenue of the Americas
New York, NY 10105-0302

CollegeBoundfund                       6,641,759                  5.69%
CBF-Balanced Portfolio
AB Pooling: Short Duration
Bond
1345 Avenue of the Americas
New York, NY 10105-0302

CollegeBoundfund                       7,019,227                  6.01%
Age Based Aggressive
(1993-1995) AB Pooling:
Short Duration Bond
1345 Avenue of the Americas
New York, NY 10105-0302

CollegeBoundfund                       7,188,926                  6.16%
Age Based Aggressive
(1990-1992) AB Pooling:
Short Duration Bond
1345 Avenue of the Americas
New York, NY 10105-0302

CollegeBoundfund                      14,553,735                  12.47%
Age Based Portfolio
(1990-1992) AB Pooling:
Short Duration Bond
1345 Avenue of the Americas
New York, NY 10105-0302

CollegeBoundfund                      13,908,020                  11.92%
Age Based Portfolio
(1993-1995) AB Pooling:
Short Duration Bond
1345 Avenue of the Americas
New York, NY 10105-0302

CollegeBoundfund                      10,675,432                 9.15%
Age Based Portfolio
(1996-1998) AB Pooling:
Short Duration Bond
1345 Avenue of the Americas
New York, NY 10105-0302

CollegeBoundfund                       8,819,348                  7.56%
Age Based Portfolio
(1999-2001) AB Pooling:
Short Duration Bond
1345 Avenue of the Americas
New York, NY 10105-0302


             ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO
                             5% Beneficial Ownership
                             As of December 5, 2008

Beneficial Owner                       Number of Shares           % of Shares
----------------                       ----------------           -----------

Wealth Preservation                    22,115,523                 15.72%
AB Pooling: Intermediate
Duration Bond
1345 Avenue of the Americas
New York, NY 10105-0302

Balanced Wealth                        64,191,314                 45.64%
AB Pooling: Intermediate
Duration Bond
1345 Avenue of the Americas
New York, NY 10105-0302


           ALLIANCEBERNSTEIN INFLATION-PROTECTED SECURITIES PORTFOLIO
                             5% Beneficial Ownership
                             As of December 5, 2008

Beneficial Owner                       Number of Shares           % of Shares
----------------                       ----------------           -----------

Wealth Preservation                    7,937,910                  13.78%
AB Pooling:
Inflation-Protected
Securities
1345 Avenue of the Americas
New York, NY 10105-0302

CollegeBoundfund                       3,350,316                  5.82%
CBF-Balanced Portfolio
AB Pooling:
Inflation-Protected
Securities
1345 Avenue of the Americas
New York, NY 10105-0302

CollegeBoundfund                       3,415,791                  5.93%
Age Based Aggressive
(1990-1992) AB Pooling:
Inflation-Protected
Securities
1345 Avenue of the Americas
New York, NY 10105-0302

CollegeBoundfund                       3,383,820                  5.88%
Age Based Aggressive
(1993-1995) AB Pooling:
Inflation-Protected
Securities
1345 Avenue of the Americas
New York, NY 10105-0302

CollegeBoundfund                       7,165,354                  12.44%
Age Based Portfolio
(1990-1992) AB Pooling:
Inflation-Protected
Securities
1345 Avenue of the Americas
New York, NY 10105-0302

CollegeBoundfund                       6,562,918                  11.40%
Age Based Portfolio
(1993-1995) AB Pooling:
Inflation-Protected
Securities
1345 Avenue of the Americas
New York, NY 10105-0302

CollegeBoundfund                       5,120,092                  8.89%
Age Based Portfolio
(1996-1998) AB Pooling:
Inflation-Protected
Securities
1345 Avenue of the Americas
New York, NY 10105-0302

CollegeBoundfund                       4,117,512                  7.15%
Age Based Portfolio
(1999-2001) AB Pooling:
Inflation-Protected
Securities
1345 Avenue of the Americas
New York, NY 10105-0302


                     ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO
                             5% Beneficial Ownership
                             As of December 5, 2008

Beneficial Owner                       Number of Shares           % of Shares
----------------                       ----------------           -----------

Balanced Wealth                        24,370,218                 39.61%
AB Pooling: High-Yield
1345 Avenue of the Americas
New York, NY 10105-0302

CollegeBoundfund                       4,805,608                  7.81%
Age Based Portfolio
(1990-1992) AB Pooling:
High-Yield
1345 Avenue of the Americas
New York, NY 10105-0302

CollegeBoundfund                       4,214,021                  6.85%
Age Based Portfolio
(1993-1995) AB Pooling:
High-Yield
1345 Avenue of the Americas
New York, NY 10105-0302

CollegeBoundfund                       3,280,177                  5.33%
Age Based Portfolio
(1996-1998) AB Pooling:
High-Yield
1345 Avenue of the Americas
New York, NY 10105-0302


                 ALLIANCEBERNSTEIN SMALL-MID CAP VALUE PORTFOLIO
                             5% Beneficial Ownership
                             As of December 5, 2008

Beneficial Owner                       Number of Shares           % of Shares
----------------                       ----------------           -----------

Wealth Appreciation                    14,235,220                 23.10%
AB Pooling: Small-Mid Cap
Value
1345 Avenue of the Americas
New York, NY 10105-0302

Balanced Wealth                        9,978,037                  16.19%
AB Pooling: Small-Mid Cap
Value
1345 Avenue of the Americas
New York, NY 10105-0302

CollegeBoundfund                       9,598,612                  15.58%
CBF-Appreciation Portfolio
AB Pooling: Small-Mid Cap
Value
1345 Avenue of the Americas
New York, NY 10105-0302


                ALLIANCEBERNSTEIN SMALL-MID CAP GROWTH PORTFOLIO
                             5% Beneficial Ownership
                             As of December 5, 2008

Beneficial Owner                       Number of Shares           % of Shares
----------------                       ----------------           -----------

Wealth Appreciation                    13,185,893                 23.39%
AB Pooling: Small-Mid Cap
Growth
1345 Avenue of the Americas
New York, NY 10105-0302

Balanced Wealth                        8,978,834                  15.93%
AB Pooling: Small-Mid Cap
Growth
1345 Avenue of the Americas
New York, NY 10105-0302

CollegeBoundfund                       8,888,103                  15.77%
CBF-Appreciation Portfolio
AB Pooling: Small-Mid Cap
Growth
1345 Avenue of the Americas
New York, NY 10105-0302


Custodial and Accounting Agent
------------------------------

      State Street Bank and Trust Company, One Lincoln Street, Boston, MA, 02110 ("State Street") acts as the Trust's custodian, but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Portfolios' Trustees, State Street may enter into subcustodial agreements for the holding of the Portfolios' securities outside of the United States.

Principal Underwriter
---------------------

      ABI, an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Portfolios, and as such may solicit orders from the public to purchase shares of the Portfolios. Under the Distribution Agreement, the Portfolios have agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

      Legal matters in connection with the issuance of the shares of the Portfolios offered hereby are passed upon by Seward & Kissel LLP, New York, New York.

Independent Registered Public Accounting Firm
---------------------------------------------

      KPMG LLP, 345 Park Avenue, New York, New York 10154-0102, has been appointed as the independent registered public accounting firm for the Portfolios.

Additional Information
----------------------

      Shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Trust with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

-----------------------------------------------------------------------------

                       FINANCIAL STATEMENTS AND REPORT OF
             INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

-----------------------------------------------------------------------------

      The financial statements of the Trust for the fiscal year ended August 31, 2008 and the report of KPMG LLP, independent registered public accounting firm, are incorporated herein by reference to the Trust's annual report. The annual report was filed on Form N-CSR with the Commission on November 6, 2008. This report is available without charge upon request by calling ABIS at
(800)-227-4618.

                                   APPENDIX A
                                   ----------

                      DESCRIPTION OF CORPORATE BOND RATINGS

      Description of the bond ratings of Moody's Investors Service, Inc. are as follows:

      Aaa-- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa-- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat greater than the Aaa securities.

      A-- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium- grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

      Baa-- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba-- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B-- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa-- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca-- Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

      C-- Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier "1" indicates that a security ranks in the higher end of its rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its rating category.

      Descriptions of the bond ratings of Standard & Poor's are as follows:

      AAA-- Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

      AA-- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

      A-- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB-- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

      BB, B, CCC, CC, or C -- Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are often outweighed by large uncertainties or major risk exposures to adverse debt conditions.

      C1-- The rating C1 is reserved for income bonds on which no interest is being paid.

      D-- Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

      The ratings from AAA to CC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

                                   APPENDIX B
                                   ----------

                    STATEMENT OF POLICIES AND PROCEDURES FOR
                                  PROXY VOTING

1.    Introduction

      As a registered investment adviser, AllianceBernstein L.P. (the "Adviser", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

      This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to the Adviser's growth, value and blend investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2.    Proxy Policies

      This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. The Adviser reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

2.1. Corporate Governance: The Adviser's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the Securities and Exchange Commission in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.


2.2. Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may withhold votes for directors (or vote against directors in non-US markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. (We may vote against directors under these circumstances if the company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible). In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the exchange on which the company's shares are traded. Finally, because we believe that cumulative voting provides a disproportionate voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting.


2.3. Appointment of Auditors: The Adviser believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. The Sarbanes-Oxley Act of 2002 prohibited certain categories of services by auditors to U.S. issuers making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees for non-audit services relative to total fees as well as if there are other reasons to question the independence or performance of the auditors.


2.4. Changes in Legal and Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, the Adviser will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5. Corporate Restructurings, Mergers and Acquisitions: The Adviser believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6. Proposals Affecting Shareholder Rights: The Adviser believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7. Anti-Takeover Measures: The Adviser believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.


2.8. Executive Compensation: The Adviser believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We will generally oppose shareholder proposals to amend a company's by-laws to give shareholders the right to vote on executive compensation. We believe this by-law amendment is likely to put the company at a competitive disadvantage which, in turn, is likely to adversely affect the value of the company and out clients' interests. We generally will oppose plans that have below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We believe the U.S. Securities and Exchange Commission ("SEC") took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued its modified executive compensation disclosure rules in 2006. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation including proposals that seek to specify the measurement of performance based compensation, if the company is subject to SEC rules. We will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

2.9. Social and Corporate Responsibility: The Adviser will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3.    Proxy Voting Procedures

3.1.  Proxy Voting Committees

      Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for the Adviser and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

3.2.  Conflicts of Interest

      The Adviser recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or administer, who distributes the Adviser sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or reasonably be viewed as affecting) how we vote on the issuer's proxy. Similarly, the Adviser may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including:
      (i) on an annual basis, the proxy committees will take reasonable steps to evaluate (A) the nature of the Adviser's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

      Because under certain circumstances the Adviser considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

3.3.  Proxies of Certain Non-US Issuers

      Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, the Adviser believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

      In addition, voting proxies of issuers in non-U.S. markets may give rise to a number of administrative issues that may prevent the Adviser from voting such proxies. For example, the Adviser may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require the Adviser to provide local agents with power of attorney prior to implementing the Adviser's voting instructions. Although it is the Adviser's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-U.S. issuers, we vote proxies on a best efforts basis.

3.4.  Loaned Securities

      Many clients of the Adviser have entered into securities lending arrangements with agent lenders to generate additional revenue. The Adviser will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.5.  Proxy Voting Records

      You may obtain information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.





SK 00250 0157 919724 v2

                                     PART C

                                OTHER INFORMATION

ITEM 23.  Exhibits

     (a) (1) Agreement and Declaration of Trust dated November 11, 2004 - Incorporated by reference to Exhibit (a)(1) to Registrant's Registration Statement on Form N-1A (File Nos. 333-120487 and 811-21673), filed with the Securities and Exchange Commission on November 15, 2004.

          (2) Amendment to Agreement and Declaration of Trust dated February 9, 2005 - Incorporated by reference to Exhibit (a)(2) to Pre-Effective Amendment No. 1 of Registrant's Registration Statement on Form N-1A (File Nos. 333-120487 and 811-21673), filed with the Securities and Exchange Commission on March 25, 2005.

          (3) Amendment to Agreement and Declaration of Trust dated May 12, 2005
     - Incorporated by reference to Exhibit (a)(3) to Pre-Effective Amendment No. 2 of Registrant's Registration Statement on Form N-1A (File Nos. 333-120487 and 811-21673), filed with the Securities and Exchange Commission on May 16, 2005.

          (4) Amendment No. 3 to Agreement and Declaration of Trust dated May 26, 2005 - Incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 2 of Registrant's Registration Statement on Form N-1A (File Nos. 333-120487 and 811-21673), filed with the Securities and Exchange Commission on March 15, 2006.

          (5) Amendment No. 4 to Agreement and Declaration of Trust dated May 14, 2006 - Incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 3 of Registrant's Registration Statement on Form N-1A (File Nos. 333-120487 and 811-21673), filed with the Securities and Exchange Commission on May 31, 2006.

     (b) By-Laws of the Registrant - Incorporated by reference to Exhibit (b) to Registrant's Registration Statement on Form N-1A (File Nos. 333-120487 and 811-21673), filed with the Securities and Exchange Commission on November 15, 2004.

     (c) Not applicable.

     (d) Form of Advisory Agreement between the Registrant and AllianceBernstein L.P. - Incorporated by reference to Exhibit (d) to Post-Effective Amendment No. 5 of Registrant's Registration Statement on Form N-1A (File Nos. 333-120487 and 811-21673), filed with the Securities and Exchange Commission on December 28, 2007.

     (e) Form of Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit
     (e) of Registrant's Registration Statement on Form N-1A (File Nos. 333-120487 and 811-21673), filed with the Securities and Exchange Commission on November 15, 2004.

     (f) Not applicable.

     (g) Form of Custodian Agreement between the Registrant and State Street Bank and Trust Company - Incorporated by reference to Exhibit (g) to Pre-Effective Amendment No. 1 of Registrant's Registration Statement on Form N-1A (File Nos. 333-120487 and 811-21673), filed with the Securities and Exchange Commission on March 25, 2005.

     (h) (1) Form of Transfer Agency Agreement between the Registrant and AllianceBernstein Investor Services, Inc. - Incorporated by reference to Exhibit (h)(1) to Pre-Effective Amendment No. 1 of Registrant's Registration Statement on Form N-1A (File Nos. 333-120487 and 811-21673), filed with the Securities and Exchange Commission on March 25, 2005.

          (2) Form of Expense Limitation Undertaking by AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 3 of Registrant's Registration Statement on Form N-1A (File Nos. 333-120487 and 811-21673), filed with the Securities and Exchange Commission on May 31, 2006.

     (i) Opinion and Consent of Seward & Kissel LLP - Filed herewith.

     (j) Consent of Independent Auditor - Filed herewith.

     (k) Not applicable.

     (l) Subscription Agreement between the Trust, on behalf of the AllianceBernstein Small-Mid Cap Growth Portfolio, and AllianceBernstein L.P. - Incorporated by reference to Exhibit (l) to Pre-Effective Amendment No. 2 of Registrant's Registration Statement on Form N-1A (File Nos. 333-120487 and 811-21673), filed with the Securities and Exchange Commission on May 16, 2005.

     (m) Not applicable.

     (n) Not applicable.

     (o) Reserved.

     (p) (1) Code of Ethics for the Registrant - Incorporated by reference to Exhibit (1) to Pre-Effective Amendment No. 2 of Registrant's Registration Statement on Form N-1A (File Nos. 333-120487 and 811-21673), filed with the Securities and Exchange Commission on May 16, 2005.

          (2) Code of Ethics for the AllianceBernstein L.P. and
     AllianceBernstein Investments, Inc. -Incorporated by reference to Exhibit
     (p)(2) to Post-Effective Amendment No. 4 of Registrant's Registration Statement on Form N-1A (File Nos. 333-120487 and 811-21673), filed with the Securities and Exchange Commission on December 29, 2006.

Other Exhibits:

          Powers of Attorney for: John H. Dobkin, Michael J. Downey, William H. Foulk, Jr., D. James Guzy, Nancy P. Jacklin, Robert M. Keith, Marc O. Mayer, Garry L. Moody, Marshall C. Turner, Jr. and Earl D. Weiner - Filed herewith.

ITEM 24.  Persons Controlled by or under Common Control with Registrant.

          None.

ITEM 25.  INDEMNIFICATION.

          Paragraph (l) of Section 3, Article IV of the Registrant's Agreement and Declaration of Trust provides in relevant part that the Trustees of the Trust have the power: "(l) To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business of the Trust, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, principal underwriters or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Trustee, officer, employee, agent, investment adviser, principal underwriter or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against liability;"

          Section 2 of Article VII of the Registrant's Agreement and Declaration of Trust provides in relevant part:

          "Limitation of Liability.
The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, but nothing herein contained shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

          Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon."

          Section 2 of Article VIII of the Registrant's Agreement and Declaration of Trust provides in relevant part: "Trustee's Good Faith Action, Expert Advice, No Bond or Surety. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required."

          Article 10 of the Registrant's Bylaws provides in relevant part:

          "Indemnification

10.1 Trustees, Officers, etc. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of any alleged act or omission as a Trustee or officer or by reason of his or her being or having been such a Trustee or officer, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interest of the Trust and except that no Covered Person shall be indemnified against any liability to the Trust or its shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person, may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding on the condition that the amounts so paid shall be repaid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article; provided, however, that (1) such Covered Person shall provide a security for his undertaking to repay the advance if it is ultimately determined that indemnification is not authorized under this Article, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that such Covered Person ultimately will be found entitled to indemnification under this Article. In the case of such a determination or opinion, the relevant disinterested, non-party directors or independent legal counsel, as the case may be, shall afford the Covered Person a rebuttable presumption that he has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

10.2 Compromise Payment. As to any matter disposed of by a compromise payment by any such Covered Person referred to in Section 4.1 above, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such compromise shall be approved as in the best interests of the Trust, after notice that it involved such indemnification, (a) by a disinterested majority of the Trustees then in office; or (b) by a majority of the disinterested Trustees then in office; or (c) by any disinterested person or persons to whom the question may be referred by the Trustees, provided that in the case of approval pursuant to clause (b) or (c) there has been obtained an opinion in writing of independent legal counsel to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and that such indemnification would not protect such person against any liability to the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; or (d) by vote of shareholders holding a majority of the Shares entitled to vote thereon, exclusive of any Shares beneficially owned by any interested Covered Person. Approval by the Trustees pursuant to clause (a) or (b) or by any disinterested person or persons pursuant to clause (c) of this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with any of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or to have been liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

10.3 Indemnification Not Exclusive. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article 4, the term "Covered Person" shall include such person's heirs, executors and administrators; an "interested Covered Person" is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending; and a "disinterested Trustee" or "disinterested person" is a Trustee or a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person."

          The foregoing summaries are qualified by the entire text of Registrant's Agreement and Declaration of Trust and Bylaws. Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to Trustees, Officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, Officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  Business and Other Connections of Adviser.

          The descriptions of AllianceBernstein L.P. under the captions "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein. The information as to the directors and executive officers of AllianceBernstein Corporation, the general partner of AllianceBernsetin L.P., set forth in AllianceBernstein L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 27.  Principal Underwriters

          (a) AllianceBernstein Investments, Inc., the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. AllianceBernstein Investments, Inc. also acts as Principal Underwriter or Distributor for the following investment companies:

               AllianceBernstein Balanced Shares, Inc.
               AllianceBernstein Blended Style Series, Inc.
               AllianceBernstein Bond Fund, Inc.
               AllianceBernstein Cap Fund, Inc.
               AllianceBernstein Corporate Shares
               AllianceBernstein Diversified Yield Fund, Inc.
               AllianceBernstein Exchange Reserves
               AllianceBernstein Fixed-Income Shares, Inc.
               AllianceBernstein Focused Growth & Income Fund, Inc. AllianceBernstein Global Bond Fund, Inc.
               AllianceBernstein Global Growth Fund, Inc.
               AllianceBernstein Global Real Estate Investment Fund, Inc. AllianceBernstein Global Thematic Growth Fund, Inc. AllianceBernstein Greater China '97 Fund, Inc.
               AllianceBernstein Growth and Income Fund, Inc.
               AllianceBernstein High Income Fund, Inc.
               AllianceBernstein Institutional Funds, Inc.
               AllianceBernstein Intermediate California Municipal Portfolio(1) AllianceBernstein Intermediate Diversified Municipal Portfolio(1) AllianceBernstein Intermediate New York Municipal Portfolio(1) AllianceBernstein International Portfolio(1)
               AllianceBernstein International Growth Fund, Inc.
               AllianceBernstein Large Cap Growth Fund, Inc.
               AllianceBernstein Municipal Income Fund, Inc.
               AllianceBernstein Municipal Income Fund II
               AllianceBernstein Short Duration Portfolio(1)
               AllianceBernstein Small/Mid Cap Growth Fund, Inc.
               AllianceBernstein Tax-Managed International Portfolio(1) AllianceBernstein Trust
               AllianceBernstein Utility Income Fund, Inc.
               AllianceBernstein Variable Products Series Fund, Inc.
               Sanford C. Bernstein Fund II, Inc.
               The AllianceBernstein Portfolios

          1 This is a retail Portfolio of Sanford C. Bernstein Fund, Inc. which consists of Classes A, B and C Shares.

          (b) The following are the Directors and Officers of AllianceBernstein Investments, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

NAME                           POSITIONS AND                POSITIONS AND
----                           OFFICES WITH                 OFFICES WITH
                               UNDERWRITER                  REGISTRANT
                               ------------                 -------------

Mark R. Manley                 Director

Ranjani Nagaswami              Senior Managing Director
                               and Chief Investment
                               Officer

Officers

Robert M. Keith                Executive Vice President     President and
                                                            Chief Executive
                                                            Officer

Ranjani Nagaswami              Senior Managing Director
                               and Chief Investment
                               Officer

Gerald M. Lieberman            President and Chief
                               Operating Officer

Richard A. Davies              Executive Vice President &
                               Managing Director

Frank Speno                    Executive Vice President

Andrew L. Gangolf              Senior Vice President and    Assistant Clerk
                               Assistant General Counsel

Emilie D. Wrapp                Senior Vice President,       Clerk
                               Assistant General Counsel
                               and Assistant Secretary

Daniel A. Notto                Senior Vice President,
                               Counsel and Assistant
                               Secretary

Christopher S. Alpaugh         Senior Vice President

Audie G. Apple                 Senior Vice President

Steven R. Barr                 Senior Vice President
                               and Assistant Secretary

Amy I. Belew                   Senior Vice President

Susan H. Burton                Senior Vice President

Peter G. Callahan              Senior Vice President

Russell R. Corby               Senior Vice President

John W. Cronin                 Senior Vice President

Robert J. Cruz                 Senior Vice President

Jennifer M. DeLong             Senior Vice President

John C. Endahl                 Senior Vice President

Adam E. Engelhardt             Senior Vice President

John Edward English            Senior Vice President

Edward J. Farrell              Senior Vice President
                               and Controller

Kenneth L. Haman               Senior Vice President

Joseph P. Healy                Senior Vice President

Mary V. Kralis Hoppe           Senior Vice President

Scott Hutton                   Senior Vice President

Robert H. Joseph, Jr.          Senior Vice President
                               and Assistant Treasurer

David W. Levi                  Senior Vice President

Eric L. Levinson               Senior Vice President

Matthew P. Mintzer             Senior Vice President

Thomas F. Monnerat             Senior Vice President

Joanna D. Murray               Senior Vice President

Jeffrey A. Nye                 Senior Vice President

John J. O'Connor               Senior Vice President

Catherine N. Peterson          Senior Vice President

Mark A. Pletts                 Senior Vice President

Stephen C. Scanlon             Senior Vice President

John P. Schmidt                Senior Vice President

Gregory K. Shannahan           Senior Vice President

Andrew D. Strauss              Senior Vice President

Peter J. Szabo                 Senior Vice President

Joseph T. Tocyloski            Senior Vice President

David R. Turnbough             Senior Vice President

Craig E. Welch                 Senior Vice President

Mark D. Gersten                Vice President and
                               Treasurer

Patrick E. Ryan                Vice President and
                               Chief Financial Officer

Albert J. Angelus              Vice President

Jire J. Baran                  Vice President

Kenneth F. Barkoff             Vice President

Peter J. Barron                Vice President

William G. Beagle              Vice President

Joseph J. Bilello              Vice President

Gregory P. Best                Vice President

Chris Boeker                   Vice President

Brandon W. Born                Vice President

Richard A. Brink               Vice President

Shaun D. Bromley               Vice President

Beth P. Bruen                  Vice President

Brian Buehring                 Vice President

Kevin T. Cannon                Vice President

Daniel W. Carey                Vice President

Tobin W. Chakeen               Vice President

Alice L. Chan                  Vice President

Laura A. Channell              Vice President

Emily A. Chien                 Vice President

Flora Chuang                   Vice President

Kimberly A. Collins (Gorub)    Vice President

Peter T. Collins               Vice President

Joseph D. Connell, Jr.         Vice President

Michael C. Conrath             Vice President

Dwight P. Cornell              Vice President

Robert A. Craft                Vice President

John D. Curry                  Vice President

Walter F. Czaicki              Vice President

John M. D'Agostino             Vice President

Brett E. Dearing               Vice President

Christine M. Dehil             Vice President

Darren K. DeSimone             Vice President

Ronald G. Dietrich             Vice President

Joseph A. DiMauro              Vice President

Carmela Di Meo                 Vice President

Joseph T. Dominguez            Vice President

Paul D. Eck                    Vice President

Bernard J. Eng                 Vice President

Daniel Ennis                   Vice President

Michael J. Eustic              Vice President

Hollie G. Fagan                Vice President

Matthew G. Fetchko             Vice President

Michael F. Foy                 Vice President

Kevin T. Gang                  Vice President

Mark A. Gessner                Vice President

Mark C. Glatley                Vice President

Brian P. Hanna                 Vice President

John G. Hansen                 Vice President

Shannon R. Harkins             Vice President

Terry L. Harris                Vice President

Michael S. Hart                Vice President

Daniel R. Hemberger            Vice President

Eric M. Hirschfeld             Vice President

Melanie M. Hoppe               Vice President

Dinah J. Huntoon               Vice President

Anthony D. Ialeggio            Vice President

Eric S. Indovina               Vice President

Oscar J. Isoba                 Vice President

Marcelo G. Isuani              Vice President

Kumar Jagdeo II                Vice President

Nivan Jaleeli                  Vice President

Matthew L. Joki                Vice President

Jung M. Kim                    Vice President

Joseph B. Kolman               Vice President

Ted R. Kosinski                Vice President

Scott M. Krauthamer            Vice President

David J. Kubik                 Vice President

Jeanmarie M. LaBonte           Vice President

Jeffrey J. Lamb                Vice President

Christopher J. Larkin          Vice President

Anita Y. Lee                   Vice President

Laurel E. Lindner              Vice President

James M. Liptrot               Vice President and
                               Assistant Controller

Armando C. Llanes              Vice President

Christine A. Long              Vice President

Colleen S. Lorence             Vice President

Edward R. Lupo                 Vice President

Joanne B. Mack                 Vice President

Jennifer L. Magill             Vice President

George J. Manning              Vice President

Silvia Manz                    Vice President

Osama Mari                     Vice President

Jay G. McAndrew                Vice President

Joseph R. McLean               Vice President

Craig S. McKenna               Vice President

Bart D. Miller                 Vice President

Troy E. Mosconi                Vice President

Paul S. Moyer                  Vice President

Wendy Kam Mui Li               Vice President

Juan Mujica                    Vice President

John F. Multhauf               Vice President

Sharon E. Murphy               Vice President

Robert D. Nelms                Vice President

Jamie A. Nieradka              Vice President

Suzanne E. Norman              Vice President

Alexandria N. Novak            Vice President

John J. Onofrio                Vice President and
                               Assistant Treasurer

Ian J. O'Brien-Rupert          Vice President

Alex E. Pady                   Vice President

David D. Paich                 Vice President

Kimchu Perrington              Vice President

Leo J. Peters IV               Vice President

Thomas C. Pfeifer              Vice President

Andreas Pfunder                Vice President

Neal B. Picker                 Vice President

Joseph J. Proscia              Vice President

John D. Prosperi               Vice President

Carol H. Rappa                 Vice President

Juhi Rathee                    Vice President

Jessie A. Reich                Vice President

Heidi A. Richardson            Vice President

James A. Rie                   Vice President

Lauryn A. Rivello              Vice President

Patricia A. Roberts            Vice President

Francis W. Ross                Vice President

Miguel A. Rozensztroch         Vice President

Cynthia A. Sachs               Vice President

Thomas E. Sawyer               Vice President

Kristin M. Seabold             Vice President

William D. Shockley            Vice President

Joy R. Seijas                  Vice President

John F. Skahan                 Vice President

Stuart L. Shaw                 Vice President

Praveen K. Singh               Vice President

Karen Sirett                   Vice President

Elizabeth M. Smith             Vice President

Gerald B. Smith                Vice President

Laurie L. Snively              Vice President

Daniel L. Stack                Vice President

Ben H. Stairs                  Vice President

Jason P. Stevens               Vice President

Brian D. Stokes                Vice President

Kelly P. Sudovar               Vice President

Scott M. Tatum                 Vice President

John A. Taylor                 Vice President

Nancy D. Testa                 Vice President

Michael B. Thayer              Vice President

Jay D. Tini                    Vice President

Keri-Ann S. Toritto            Vice President

Laura L. Tocchet               Vice President

Louis L. Tousignant            Vice President

James R. Van Deventer          Vice President

Thomas M. Vitale               Vice President

Marie R. Vogel                 Vice President

Christian G. Wilson            Vice President

Stephen M. Woetzel             Vice President

Joanna Wong                    Vice President

Tao T. Wu                      Vice President

Joseph Abate                   Assistant Vice President

John M. Adams                  Assistant Vice President

Kimberly D. Alfano             Assistant Vice President

Constantin L. Andreae          Assistant Vice President

DeAnna D. Beedy                Assistant Vice President

Roy C. Bentzen                 Assistant Vice President

Scott A. Brown                 Assistant Vice President

Judith A. Chin                 Assistant Vice President

David E. Condon                Assistant Vice President

Robert M. Couzzo               Assistant Vice President

Christine M. Crowley           Assistant Vice President

Jamila Dalia                   Assistant Vice President

Daniel A. Dean                 Assistant Vice President

Nina M. DeLeon                 Assistant Vice President

Ralph A. DiMeglio              Assistant Vice President

Kilie A. Donahue               Assistant Vice President

Bradford P. Doninger           Assistant Vice President

Brian M. Dunkin                Assistant Vice President

Diana Eriksen                  Assistant Vice President

Jessica M. Fernandez           Assistant Vice President

Michael J. Ferraro             Assistant Vice President

Robert A. Fiorentino           Assistant Vice President

Andrew W. Frevert              Assistant Vice President

Jose R. Garcia                 Assistant Vice President

Julie E. Gerstmayr             Assistant Vice President

Michele J. Giangrande          Assistant Vice President

Adam J. Gilbert                Assistant Vice President

Raniero J. Gimeno              Assistant Vice President

Cecilia N. Gomes               Assistant Vice President

Stefanie M. Gonzalez           Assistant Vice President

Friederike Grote               Assistant Vice President

John J. Gulino                 Assistant Vice President

Kelly P. Guter-Sudafer         Assistant Vice President

Junko Hisamatsu (Cox)          Assistant Vice President

Arthur F. Hoyt, Jr.            Assistant Vice President

Gregg L. Jones                 Assistant Vice President

Junko Kimura                   Assistant Vice President

Stephen J. Laffey              Assistant Vice President     Assistant Clerk
                               and Counsel

Jayson W. Leisenring           Assistant Vice President

Jonathan M. Liang              Assistant Vice President

Brian C. Lynch                 Assistant Vice President

Mark J. Maier                  Assistant Vice President

Matthew J. Malvey              Assistant Vice President

Francesco Martello             Assistant Vice President

Russell B. Martin              Assistant Vice President

David G. Mitchell              Assistant Vice President

Jennifer A. Mulhall            Assistant Vice President

Isabella Nunes                 Assistant Vice President

Brian W. Paulson               Assistant Vice President

Steven Pavlovic                Assistant Vice President

Ling Shan E. Phua              Assistant Vice President

Vinod B. Pittampalli           Assistant Vice President

Damien J. Porras               Assistant Vice President

Mark A. Quarno                 Assistant Vice President

Marc S. Reed                   Assistant Vice President

Jennifer R. Rolf               Assistant Vice President

Kristin M. Sammon              Assistant Vice President

Catherine D. Sanders           Assistant Vice President

Justin S. Scheckner            Assistant Vice President

Kristi F. Smith                Assistant Vice President

Orlando Soler                  Assistant Vice President

Matthew M. Stebner             Assistant Vice President

Logan S. Tamres                Assistant Vice President

Christopher R. Thabet          Assistant Vice President

William Tohme                  Assistant Vice President

Ellen Tobin                    Assistant Vice President

Damaris Torres                 Assistant Vice President

Kayoko Umino                   Assistant Vice President

Laurence Vandecasteele         Assistant Vice President

Jennifer L. Vos                Assistant Vice President

Kellie L. Weil                 Assistant Vice President

Martin J. Zayac                Assistant Vice President

Thomas M. Zottner              Assistant Vice President

Mark R. Manley                 Secretary

          (c) Not Applicable.

ITEM 28.  Location of Accounts and Records.

          The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of AllianceBernstein Investor Services, Inc., 500 Plaza Drive, Secaucus, New Jersey, 07094 and at the offices of State Street Bank and Trust Company, the Registrant's custodian, 2 Avenue de Lafayette, Boston, Massachusetts 02111. All other records so required to be maintained are maintained at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York, 10105.


ITEM 29.  Management Services.

          Not applicable.

ITEM 30. Undertakings.

          Not applicable.


                              ********************

          A copy of the Agreement and Declaration of Trust of The AllianceBernstein Pooling Portfolios (the "Trust") is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers and shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 6 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York on the 30th day of December, 2008.

                                        THE ALLIANCEBERNSTEIN POOLING PORTFOLIOS

                                        By:       /s/ Robert M. Keith*
                                           ---------------------------
                                                      Robert M. Keith
                                                      President

          Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 6 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

PRINCIPAL EXECUTIVE OFFICER:

SIGNATURE                         TITLE                    DATE
---------                         -----                    ----

/s/ Robert M. Keith*              President and Chief      December 30, 2008
-------------------               Executive Officer
    Robert M. Keith


PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER:

/s/ Joseph J. Mantineo            Treasurer and Chief      December 30, 2008
----------------------            Financial Officer
     Joseph J. Mantineo

ALL OF THE TRUSTEES:

          John H. Dobkin*
          Michael J. Downey*
          William H. Foulk, Jr.*
          D. James Guzy*
          Nancy P. Jacklin*
          Marc O. Mayer*
          Garry L. Moody*
          Marshall C. Turner, Jr*.
          Earl D. Weiner*

*By:  /s/ Andrew L. Gangolf
     ----------------------
          Andrew L. Gangolf                                December 30, 2008
          (Attorney-in-fact)

                                Index To Exhibits

Exhibit No.          Description of Exhibits

(i)                  Opinion and Consent of Seward & Kissel LLP

(j)                  Consent of Independent Registered Public Accounting Firm

Other Exhibits       Powers of Attorney

SK 00250 0157 941700